\
                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED AUGUST 31, 2005:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67597
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
INTERMET CORP.                              )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      [X]   Operating Statement                         (Form 2)

      [X]   Balance Sheet                               (Form 3)

      [X]   Summary of Operations                       (Form 4)

      [X]   Monthly Cash Statement                      (Form 5)

      [X]   Statement of Compensation                   (Form 6)

      [X]   Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                            YES  [X]    NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach written explanation)
                                                            YES  [X]    NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                                            YES  [X]    NO [ ]

5.    All United States Trustee Quarterly fees have been paid and are current

                                                            YES  [X]    NO [ ]

6.    Have you filed your pre-petition tax returns.
(If not, attach a written explanation)
                                                            YES  [X]    NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: SEPTEMBER 23, 2005           /s/ Robert E. Belts
                                    -----------------------------------------
                                    Debtor In Possession

                                    Chief Financial Officer    (248) 952-2500
                                    ------------------------   --------------
                                    Title                      Phone

Intermet Corp. and Subsidiaries                                  CASE # 04-67597
Operating Statement                                                 INTERMET
For the Month Ended 8-31-05                                          CORP(*)
($000's)

                                                          Current Month        Total Since Filing
                                                          -------------        ------------------
 Net Sales                                                    52,495                583,603

Cost of Goods Sold
Materials and Freight                                         17,385                191,520
Wages - Hourly                                                 8,602                 94,812
Wages-Salary                                                   2,384                 28,858
Employee Benefits and Pension                                  4,674                 62,638
 Repairs & Maintenance                                         2,456                 29,702
Supplies                                                       3,269                 31,094
Utilities                                                      2,913                 34,098
Purchased Components/Services                                  3,713                 42,263
Income(loss) from Pattern Sales                                    1                    674
 Fixed Asset - (gain/loss)                                         -                   (114)
 MIS Expense                                                     254                  2,631
 Travel & Entertainment                                           57                    629
 Other Variable Costs                                          1,083                 23,107
 Depreciation & Amortization                                   2,775                 30,290
 Other Allocated Fixed Costs                                     280                  3,737
 Other Fixed Costs                                               892                 12,841
                                                              ------               --------
Cost of Goods Sold                                            50,738                588,780

Gross Profit                                                   1,757                 (5,177)

Plant SG&A Expense                                               116                  1,499
SG&A Expense - Allocation (Sched 1)                            2,118                 31,959
 Other Operating Expenses                                      1,025                203,701
                                                              ------               --------
 Total Operating Expenses                                      3,259                237,159

 Operating Profit                                             (1,502)              (242,336)

 Outside Interest Income                                           6                    470
 Outside Interest (Expense)                                   (2,172)               (26,027)
 Intercompany Interest Income                                  2,354                  8,365
 Intercompany Interest (Expense)                              (2,353)                (8,363)
 Charges (From) Affiliates                                    (1,650)               (17,802)
 Charges To Affiliates                                         1,723                 18,582
 Gain/(Loss) On Sales Of Assets                                2,178                  2,355
 Outside Dividend Income                                           -                      -
 Foreign Exchange Gain/(Loss)                                      -                      -
Income/Loss From European Operations                          (3,118)                 3,118
 Other Income/(Expense)                                       (2,397)               (20,313)
                                                              ------               --------
 Total Non-Operating Expenses                                 (5,429)               (39,615)

 Income Before Income Taxes                                   (6,931)              (281,951)

 Income Tax Expense                                           (2,415)                   807
                                                              ------               --------

 Net Income                                                   (4,516)              (282,758)
                                                              ======               ========

(*) Intermet Corporate includes the consolidated results of Intermet Corporate and its domestic subsidiaries as well as the income from European Operations.

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                      August
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                             August
                                                             ------
Officer Compensation                                         $  189
Salary Expense other Employees                                  949
Employee Benefits and Pension                                   111
Payroll Taxes                                                    53
Other Taxes                                                       9
Rent and Lease Expense                                          191
Interest Expense
Insurance                                                        54
Automobile and Truck Expense                                     10
Utilities(Gas Electric,Phone)                                    42
Depreciation                                                     87
Travel and Entertainment                                         99
Repairs and Maintenance                                          36
Advertising/Promotion                                             5
Supplies, Office Expense                                         22

OTHER:
Contributions                                                     0
Professional Fees - Audit/Tax                                   350
Bank Fees                                                        23
Public Reporting Fees                                           (80)
Employee Relocation/Training                                      1
Data Processing                                                  15
Dues and Subscriptions                                           12
Outside Services                                                156
Project Development Costs net of Billings                        21
Director Fees                                                    25
Miscellaneous                                                     2
Legal Fees                                                        0
Cost Allocation - Europe                                        (78)
Cost Allocation - Out                                          (186)
                                                             ------
                                                             $2,118
                                                             ======

Allocation:

Wagner Castings                                                 191
Northern Castings                                                51
Ironton Iron                                                      0
Lynchburg Foundry                                               193
Columbus Foundry                                                313
Wagner Havana                                                     0
Intermet U.S. Holdings                                          261
Cast-Matic Corp.                                                 82
Diversified Diemakers                                           257
Ganton Technologies                                             168
Tool Products                                                   137
Corporate                                                       465
                                                             ------
Total                                                        $2,118
                                                             ======

Intermet Corp. and Subsidiaries
Balance Sheet as of 8-31-05
($000's)

                                                   AUGUST                  JULY
                                               ---------------        ---------------
                                               CASE # 04-67597        CASE # 04-67597
                                               ---------------        ---------------
                                                  INTERMET               INTERMET
                                                CORP (NOTE 1)          CORP (NOTE 1)
                                               ---------------        ---------------
Cash And Equivalents                              $   4,341              $     934
Accounts Receivable                                  76,675                 73,140
Short-Term Intercompany Receivables                      (4)                    (5)
Inventories                                          58,141                 59,755
Other Current Assets                                  8,821                  8,855
                                                  ---------              ---------
   TOTAL CURRENT ASSETS                             147,974                142,679

Land and Buildings                                  111,963                113,804
 Machinery & Equipment                              392,934                395,017
 Construction In Progress                            10,734                  9,176
                                                  ---------              ---------
 Total Fixed Assets                                 515,631                517,997
 Accumulated Depreciation                          (332,994)              (334,407)
                                                  ---------              ---------
   NET FIXED ASSETS                                 182,637                183,590

 Investment In Subsidiaries                              (2)                    (2)
Investment In European Operations (NOTE 2)           86,352                 88,712
 Long-Term Intercompany Receivables                       0                      4
 Deferred Taxes, Long-Term Asset                         80                 (1,057)
 Other Assets                                        12,509                 13,016
                                                  ---------              ---------

    TOTAL ASSETS                                  $ 429,550              $ 426,942
                                                  =========              =========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                  $  11,424             $  11,890
Wages and Salaries  (See schedule)                    9,096                 7,495
Taxes Payable - (See schedule)                        7,932                 7,379
                                                  ---------             ---------
  TOTAL POST PETITION LIABILITIES                    28,452                26,764

SECURED LIABILITIES:
SECURED DEBT                                        200,889               195,455

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                   607                   607
 Accrued Tax - State                                   (316)                 (316)
 Accrued Property Taxes                                   0                    77
 Accrued Workers Comp.                                8,325                 8,352
 Accrued Payroll                                      2,653                 2,652
Accrued Payroll Taxes                                     0                     0
                                                  ---------             ---------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES           11,269                11,372

UNSECURED LIABILITIES
Accounts Payable                                     62,932                62,633
Senior & IDR Bonds                                  177,000               177,000
                                                  ---------             ---------
TOTAL UNSECURED LIABILITIES                         239,932               239,633

OTHER LIABILITIES
Accrued Liabilities                                  36,456                35,119
Short-Term Intercompany Payables                         (1)                   (1)
 Retirement Benefits                                 86,543                86,538
 Deferred Taxes - Long-Term Liability                (3,838)               (2,400)
 Other Long-Term Liabilities                          3,207                 3,987
 Long-Term Intercompany Payables                     (1,458)               (1,342)
                                                  ---------             ---------
 TOTAL LIABILITIES                                  601,451               595,125

Common Stock                                          2,607                 2,607
Capital In Excess Of Par Value                       36,276                36,256
Retained Earnings - Prepetition                       8,831                 8,831
Retained Earnings - Post Petition                  (285,620)             (284,222)
Equity In European Operations                        86,352                88,712
Accumulated Translation Adjustment                    3,859                 3,860
Minimum Pension Liability Adjustment                (24,093)              (24,093)
Unearned Restricted Stock                              (113)                 (134)
                                                  ---------             ---------
TOTAL SHAREHOLDER EQUITY                           (171,901)             (168,183)
                                                  ---------             ---------
 TOTAL LIABILITIES AND EQUITY                     $ 429,550             $ 426,942
                                                  =========             =========

Note 1:

The financial information contained in the operating statement and balance sheet in the monthly operating statement for Intermet Corporation represents the consolidation of all of its domestic subsidiaries that are debtors, other than Intermet Holding Company. Intermet Holding Company is a holding company of certain foreign subsidiaries and does not itself have any domestic operations. As a result, Intermet Holding Company's results are incorporated in the results of Intermet Corporation's foreign subsidiaries.

Certain amounts in the previous operating reports have been reclassified to conform to the presentation of the August operating statements.

Note 2

"Investment in European Operations" is net of $39,990 in August and $39,491 in July, representing intercompany liabilities of Intermet Corporation to our non-debtor European operations. If this amount were to be reclassified as a separate intercompany liability rather than a reduction in the amount of Intermet's Investment in European Operations, it could be subject to cancellation or compromise. We are currently evaluating the treatment of this intercompany liability with our tax and other advisors in order to determine the ultimate effect of this intercompany liability, if any, upon the debtors.

PERIOD ENDED: 08-31-05        INTERMET CORPORATION                CASE #04-67597
                         CORPORATE BOOKS ONLY - NO SUBS
                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                            Balance                                          Balance
                                             as of          Accrued /     Payments /          as of
                                         As of 7/31/05      Withheld       Deposits       As of 8/31/05
                                         -------------      ---------     ----------      -------------
Income tax withheld: Federal              $         0       $       0     $       0        $         0
Income tax withheld: State                          0               0             0                  0
Income tax withheld: Local                          0               0             0                  0
FICA Withheld                                       0               0             0                  0
Employers FICA                                      0               0             0                  0
Unemployment Tax: Federal                          (0)              0             0                 (0)
Unemployment Tax: State                             0               0             0                  0
All Other Payroll W/H                          20,863         409,134      (459,215)           (29,218)

State Taxes: Inc./Sales/Use/Excise         (3,610,454)        (45,080)            0         (3,655,534)
Federal                                       608,295               0             0            608,295
Property Taxes                                (16,851)          5,382        (1,600)           (13,069)

Workers Compensation                         (497,282)              0             0           (497,282)
                                          -----------       ---------     ---------        -----------

Total                                     $(3,495,429)      $ 369,436     $(460,815)       $(3,586,808)

Wages and Salaries                         (3,977,748)          3,759      (324,384)        (4,298,374)
                                          -----------       ---------     ---------        -----------

Grand Total                               $(7,473,178)      $ 373,195     $(785,199)       $(7,885,182)
                                          ===========       =========     =========        ===========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)               Total            0-30 Days        30-60 Days        Over 60 Days
Accounts Payable                         $1,241,022        $1,241,022           $0
Accounts Receivable                         N/A

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:      MONTHLY CASH STATEMENT
Month Ended 8/31/2005
                                 CASE # 04-67597
                              INTERMET CORPORATION

      ACCOUNT TYPE        CONCEN.     LOCKBOX        AP          PR       MEDICAL      MEDICAL     MEDICAL     MEDICAL    ENVIRON.
       Account #        1054530796   5401086482  2770716377  2770716716  2770722672   5402307572  5402307564  2770722680  400806.1
          BANK          Stan. Fed.   Stan. Fed.  Stan. Fed.  Stan. Fed.  Stan. Fed.   Stan. Fed.  Stan. Fed.  Stan. Fed.   Lasalle
BEGINNING BANK BALANCE      800,928          -            -          -                        -          -         -      3,103,237
RECEIPTS                 18,975,935    216,868            -          -        -               -          -         -          7,447
TRANSFERS IN             35,517,259          -    1,747,749    622,126        -         129,581     74,119         -              -
DIP INFLOW               32,648,439          -            -          -        -               -          -         -              -
DISBURSEMENTS           (26,876,406)         -   (1,747,749)  (622,126)       -        (129,581)   (74,119)        -           (648)
                             A                                    A                        A           A           A           A
Transfers OUT           (29,055,442)  (216,868)           -          -        -               -          -         -              -
DIP REPAYMENT           (27,748,439)         -            -          -        -               -          -         -              -
                        -----------   --------   ----------   --------        -        --------    -------         -      ---------
ENDING BANK BALANCE       4,262,275          -            -          -                        -          -         -      3,110,036

Corporate Disbursements Paid for Corporate
  (Includes Corporate Payroll of $ 1,029,714)                                      9,037,127 E
Material Wires Paid by Corporate on Behalf of Plants                              16,694,467
Payroll Paid by Corporate on Behalf of Plants                                      1,971,287
                                                                                ------------
Total Wires & Other Disbursements by Corporate (Excludes Corporate Checks)        27,702,881 Sum of A
Corporate Checks Issued Pertaining to Corporate                                    1,058,303 E
Corporate Checks Issued Pertaining to Plants (Debit Memos)                           499,798
                                                                                ------------
Total Corporate Disbursements (See Total Disbursements Reconciliation)          $ 29,260,981
                                                                                ============

Outstanding Checks As of July 31                                                     465,420
Voided Checks Outstanding as of July 31                                                    -
Checks Issued During August                                                        1,558,101
Checks Cleared During August                                                      (1,747,199) Excludes $550 for Payroll Tax Fees
                                                                                ------------
Outstanding Checks as of August 31 (See Outstanding Checklist)                  $    276,322
                                                                                ============

   Sum of E $ 10,095,430 REPESENTS TOTAL DISBURSEMENTS PERTAINING TO CORPORATE

INTERMET CORPORATE                 CASE # 04-67597
CASH DISBURSEMENTS
AUGUST 2005

          VENDOR                   TOTAL DISBURSEMENTS
 ABC COKE                            $   688,623.82
 ALCOA ALUMINUM                        1,331,014.42
 ALFE HEAT TREATING                      218,326.74
 ALTER TRADING                            38,621.09
 ALUAR ALUMINUM                        1,055,921.48
 ALUMINUM RESOURCES                       74,078.58
 AMACOR                                  113,400.00
 BEHR METALS                             104,464.34
 BENTONITE PERFORMANCE MINERALS           91,000.00
 B-H TRANSFER                             17,866.86
 CCMA                                    193,163.37
 DANA                                    434,828.00
 DEAD SEA MAGNESIUM                      322,167.51
 DIMETEK                                   8,126.70
 DME RR                                   48,389.97
 EASTERN ALLOYS, INC.                    170,734.16
 ELKEM METALS, INC.                      288,270.68
 ENBRIDGE GAS SERVICES                    29,509.05
 FAIRMONT MINERALS                        58,655.25
 FOSECO METALLURGICAL INC.                66,602.28
 G & H DIVERSIFIED MFG.                    6,676.00
 GLOBE                                   490,531.50
 HA INTERNATIONAL LLC                     78,235.72
 IMCO RECYCLING                          529,091.33
 LAND TRANSPORTATION                     167,147.54
 MIDLAND INDUSTRIES, INC.                135,835.37
 MILLER & CO.                            158,769.85
 NATIONAL MATERIAL TRADING                81,340.26
 NATIONAL METAL ABRASIVE                  41,019.40
 NORANDA ALUMINUM                        300,464.88
 NORFOLK SOUTHERN                        182,000.00
 OMNISOURCE CORPORATION - COPPER         302,040.00
 OMNISOURCE CORPORATION - STEEL        4,771,309.43
 ONEOK ENERGY MARKETING                   48,095.74
 PARKER HANNIFIN                          34,569.00
 PORTER WARNER INDUSTRIES                 26,012.00
 PRIMETRADE, INC.                      1,056,468.86
 SPARTAN LIGHT METAL PRODUCTS             35,534.40
 SPECTRO ALLOYS CORPORATION            1,129,740.67
 SPRAY-RITE                               85,807.74
 SUPERIOR GRAPHITE CO.                    12,504.38
 SUPREME CORES                            15,557.50
 TOYOTA TSUSHO                            73,453.92
 TRANS MAN LOGISTICS, INC.               479,722.20
 TSBY RR                                  56,606.98
 UMETCO INC.                             106,890.00
 UNIMIN CORPORATION                       35,997.30
 US MAGNESIUM LLC                        761,314.95
 VESUVIUS                                 26,771.58
 WHEELABRATOR ABRASIVES                  104,826.00
ACE AMERICAN INSURANCE CO.               164,885.10
A-COM PROTECTION SERVICES INC.               140.00
ADP INVESTOR COMMUNICATION                 3,866.94
AETNA U.S. HEALTHCARE                     19,613.09
AIAG                                         463.71
AICPA                                        394.00
AIRGAS MID AMERICA                            39.33
ALABAMA POWER                                778.28
ALLIED VAN LINES                           9,096.21
AMERENCIPS                                15,343.93
AMTECH INTERNATIONAL GROUP,LTD            38,286.00
ANDREWS, THOMAS                            1,815.42
ANX EBUSINESS                              3,456.00
APPALACHIAN POWER                          1,894.96
ARCH CONSULTING ASSOCIATES                   750.00
ASCOM HASLER                                 715.50
ASPEN CONSULTING, INC.                       320.00
ASQ                                        1,250.00

          VENDOR                   TOTAL DISBURSEMENTS
AT&T                                         298.70
AT&T TELECONFERENCE SERVICES                 127.53
BANK OF NOVA SCOTIA                    1,503,518.70
BECKER, MICHAEL S.                           685.00
BEGLIN, JUSTIN                             3,478.74
BELLSOUTH                                  2,184.89
BELTS, ROBERT                                 32.55
BERNARD E. WALLACE, JR.                    1,050.00
BERWYN GROUP, THE                              9.50
BEST SOFTWARE, INC.                          837.40
BI-CITY HEATING & COOLING                    996.75
BLUE CROSS BLUE SHIELDS                2,040,639.07
BOWNE OF CHICAGO                           8,540.00
BROWN & SHARPE                               269.00
BRUECHERT, PAUL                               37.13
BRYANT'S TREE SERVICE                        225.00
BSW, INC.                                    100.00
BUEHLER LTD.                               1,102.00
BURGE, CRAIG                               1,024.56
BUS-TECH                                     818.75
CACHEAUX, CAVAZOS & NEWTON                   305.46
CADRE                                     32,052.08
CAMCO/ FURGESON                            7,000.00
CAMPBELL COUNTY                              921.90
CAPRETTA, DAVID                              886.11
CARTER, ERIC                                  75.63
CB RICHARD ELLIS                         107,500.00
CHICAGO SOFT                                 368.00
CHILD SUPPORT - CFI                       33,041.97
CINTAS CORPORATION                            77.56
CITY OF HAVANA                                12.43
CITY OF RADFORD                           10,232.66
CITY OF TROY                               9,420.73
CLIENT SERVICES-ECM                          105.10
CLIMAX RESEARCH SERVICES                     414.00
COLUMBUS FOUNDRY PAYROLL                  20,076.23
COLUMBUS ROOFING INC.                        172.00
COLUMBUS SECURITY                            220.32
COM ED                                       190.34
COMPUWARE CORP.                              825.00
CONCENTRA MEDICAL CENTERS                     68.50
CONWAY MACKENZIE & DUNLEAVY              264,789.15
COR SOLUTIONS, INC.                       26,012.00
CORPORATE PAYROLL                        297,851.79
CORPORATE PAYROLL                            550.00
COX, MICHAEL                                 430.42
CRI MUTUAL PRESS                           1,201.20
CROSSTEC CORPORATION                         899.29
DALTON'S SERVICES, INC.                    4,340.00
DECATUR PAYROLL                          806,552.00
DELL MARKETING L.P.                      138,520.27
DISA EQUIPMENT PURCHASE                2,061,764.00
DODSON PEST CONTROL                          200.00
DORSEY & WHITNEY LLP                       1,024.64
DOYLE, PAT                                 1,342.66
DRUSCHITZ, ALAN P.                           586.61
DU PAGE COUNTY COLLECTOR                   9,918.31
DUN & BRADSTREET                             303.47
DUNCAN AVIATION                           24,000.00
EASTERN COMPUTER EXCHANGE, INC.            5,457.00
EDS CANADA, INC.                             273.66
EDWIN B. BRANCH                           16,831.97
ENTERPRISE FLEET SERVICES                 11,673.43
ERNST & YOUNG                            374,109.00
EVERGREEN COLLATERAL                     203,786.65
EXEC-U-CARE                                6,434.58
EXECUTIVE COFFEE SYSTEMS                     514.32
FANN INSTRUMENT                            3,385.50
FEARS, HARDING                             2,176.98
FEDERAL RESERVE BANK OF                      400.00
FIDELITY SAVINGS AND PROFIT PLAN          39,128.29
FINCH, WILLIAM D.                            196.59
FITZGERALD, DAVID C.                       2,931.35
FOCAL COMM. OF MICHIGAN                      478.49
FOLEY, LARDNER                           637,226.82

          VENDOR                   TOTAL DISBURSEMENTS
FOREING HOLDINGS CONSULTANTS              40,052.23
FORMEL D USA INC.                            295.00
FRENCH & ROGERS INC.                       3,145.00
GARRETT, JOE                               2,646.61
GE CAPITAL                                19,512.14
GEORGIA POWER                              4,440.28
GEORGIA SALES TAX - CFI                   30,615.37
GIERC, DANIEL                              1,530.66
GILLILAND, TIM                             1,813.31
GLOBAL EXCHANGE SERVICES                   1,141.38
GOPAL, NANDA P N                           1,931.62
GRECCO, JOSEPH R                              95.50
GROUNDWATER & ENVIRONMENTAL                8,022.50
GXS LIMITED SPECIAL BILLING                  140.32
HAGEMEYER NORTH AMERICA, INC.              4,276.66
HALL, KEVIN W                                200.46
HAMILTON, MILLER, HUDSON &                   120.00
HARMON, JOE                                  482.52
HEMING, DANIEL                               932.52
HIBBING PAYROLL                            2,659.11
HIBBING SALES TAX                         32,652.00
HOOVER, ROB                                  720.91
HORN, REGINA                                 338.40
HOWARD & HOWARD                              904.50
HYLTON, CHARLES                              264.80
IBM CORPORATION                           38,518.65
IKON FINANCIAL SERVICES                      477.00
ILLINOIS SECRETARY OF STATE                  175.00
IRON MOUNTAIN RECORDS MGMT                   258.78
IRVIN, LESLIE B                            1,916.83
J.J. KELLER & ASSOCIATES                     360.70
JACKSON, SHIELDS, YEISER, HOLT               252.99
JACOBSEN'S FLOWERS INC.                      296.62
JAMES DAVIS CLEANING SERVICE                 500.00
JAPAN AMERICAN COUNCIL                     1,200.00
JESSE WHITE SECRETARY OF STATE               300.00
JOCK ABELL LANDSCAPING                       360.00
JOHN HANCOCK FINANCIAL SVCS.               8,519.00
JOHN R. HORNE                                535.76
JOHNSON, TYRONE                            1,661.47
KEVIN STEWART                                555.00
KILPATRICK STOCKTON LLP                      375.00
KINKO'S CUSTOMER                           1,943.62
KLEIN, KYLE                                1,230.55
KUZINSKI, MARK                             1,148.57
LEONARD BROS. DATA MANAGEMENT              1,273.06
LINA                                         611.00
LISIO, JOHN                                1,352.76
LONGHURST, JOHN                              963.12
LORENZ, CHAD                                 921.84
LOVELL, TONY                               1,779.07
LUXURY LIMO, CAR AND COACH,LLC               228.00
MACKINNEY SYSTEMS                          1,495.00
MAGMA FOUNDRY TECHNOLOGIES                18,700.00
MAINLINE INFORMATION SYSTEMS               2,300.00
MALLON, ROBERT                               459.44
MALLOY                                   128,658.89
MALLOY                                       683.67
MANAGEMENT SYSTEMS INTL, INC.              3,187.50
MARTINEZ, FRED                             1,000.00
MASON COUNTY COLLECTOR                    43,441.56
MAYBERRY RIGGERS                             600.00
MCCOLLUM, WILLIAM E.                       2,519.80
MCDONALD, MATT                               130.89
MCI                                        1,000.00
MEDCO HEALTH                             355,936.92
MERCER HUMAN RESOURCE                    149,685.00
METLIFE                                    9,141.44
METLIFE DENTAL                            75,041.12
MICHAEL W. CURTIS                            437.50
MICHIGAN CHAMBER OF COMMERCE                 945.00
MILLER, ALAN                                 189.00
MONROE PAYROLL                         1,141,999.88
MOORE, TERRY                               1,537.12
NCODE INTERNATIONAL, INC.                    900.00

          VENDOR                   TOTAL DISBURSEMENTS
NELSON ELECTRIC                            8,250.00
NEW HORIZONS                               2,125.00
OFFICE DEPOT, INC.                         2,505.02
OFFICE INSTALLATIONS, INC.                   160.00
OUTTA THIS WEB                               140.00
PAINT PANTHER, THE                           225.00
PAMS, GENE                                    11.90
PATZWALDT, JEFF                              285.34
PEROT SYSTEMS                              2,759.75
PETERS, GORDON                             1,983.00
PLANTERRA GREENHOUSES                         90.00
PLASKO, RANDALL                              267.74
PLATTS                                     1,280.00
PLYMOUTH WAYNE, INC.                          18.70
PR NEWSWIRE                                2,000.00
PROVIDENT LIFE & ACCIDENT INS.             6,456.15
PRUCHA, TOM                                  464.77
PULASKI - MISC TRANSFER DEBIT             14,996.61
PUTNAM                                   297,675.68
RACINE HEALTHCARE                            496.80
RAR HOLDINGS, INC.                         3,322.00
REED, SIDNEY LYNN                            452.08
RIDLEY'S BAKERY CAFE                         482.00
RIVER MILL RECORDS MANAGMENT                 193.20
ROBERT HALF TECHNOLOGY                     2,600.00
ROBERTS, DONALD                              968.92
RUFF, GARY F.                                776.56
RUTHERFORD, JOHN                           2,161.31
SAFETY-KLEEN CORP.                           199.40
SAJION, BOBETTE                            1,939.52
SANDERS, S. DAVID                            773.16
SAS INSTITUTE INC.                         7,000.47
SAUNDERS, GARY                               215.85
SBC                                          345.72
SCHELLHASE, DAN                              608.98
SECURITAS SEC. SVCS. USA, INC.             8,361.36
SENIORSCRIPS                               2,470.00
SHAW, ROBERT                               1,192.96
SHAWBITZ, PAT                                148.50
SHOWALTER, ERIC                            2,495.88
SHRED-IT DETROIT                              79.80
SILBERT, RICHARD                           4,193.52
SILVERPOINT INSURANCE                    438,000.00
SOCHOR, NATHAN                               209.66
SOUTHERN AIR                                 682.00
SPRINT                                    39,311.75
SPRINT CONFERENCING SERVICES               1,193.05
STANDARD FEDERAL                          23,219.75
STEFANI, MIKE                              1,120.45
STERLING COMMERCE-73199                      684.58
STRONG, JOHN                                 317.42
SUNGARD AVAILABILITY SERVICES                884.00
TERMINIX INTERNATIONAL                        64.00
TIMBERLAND OFFICE PARK THREE              59,840.36
T-MOBILE                                     139.84
TMS GROUP                                143,813.00
TRADEWINDS AVIATION                        3,595.75
TROUTMAN SANDERS LLP                         447.00
UGS CORP.                                  1,778.13
UNITED AMERICAN INSURANCE CO.             35,550.00
UNITED WAY OF CENTRAL VIRGINIA               265.00
UNIVERSAL SOFTWARE, INC.                     562.50
VALLEY FASTENERS                              43.09
VALUE OPTIONS                             15,050.51
VALUEOPTIONS, INC.                        13,231.48
VANGUARD                                 157,328.85
VANGUARD GROUP                            12,672.89
VASS, S. REID                              7,736.30
VERBA L. EDWARDS                          18,750.00
VERIZON                                    5,661.97
VERIZON WIRELESS                             145.10
VERIZON WIRELESS MESSAGING SVC                52.39
VERIZON WIRELESS-GREAT LAKES               2,100.33
VIRGINIA DEPT. OF TAXATION                   868.89
VISUAL IMPRESSIONS                           254.40

          VENDOR                   TOTAL DISBURSEMENTS
WAHOWIAK, GREG                             6,201.20
WASTE MANAGEMENT                             365.11
WAYNE BOOTH INVESTMENTS                   26,000.00
WAYNE HARMON                                 500.00
WOODS, ROGERS & HAZLEGROVE PLC             1,897.78
WPI                                        3,750.00
XEROX CORPORATION                            443.14
                                   ----------------
                                   $  29,260,981.24

INTERMET COPORATION
CASE # 04-67597
AT 8/31/05

CORPORATE - BANK RECONCILIATION

Bank Balance                       $          -

Actual Outstanding Checks            276,321.56

Unadjusted GL Balance                276,321.56
                                   ------------
Difference                         $          -
                                   ============

INTERMET CORPORATION
OUTSTANDING CHECKS
CASE #04-67597

  DATE    CHECK   OUTSTANDING
 2/4/05   92456   $     79.10
 4/8/05   93102         50.75
5/27/05   93718        616.32
7/15/05   94210        403.00
8/12/05   94508         64.17
8/15/05   94547        295.00
8/18/05   94553      1,762.62
8/18/05   94569         29.75
8/18/05   94571        399.00
8/18/05   94574     18,700.00
8/18/05   94579         18.24
8/18/05   94592      1,191.07
8/25/05   94608         69.00
8/25/05   94614         13.49
8/25/05   94615        685.00
8/25/05   94616      1,162.82
8/25/05   94617      1,878.26
8/25/05   94618         63.90
8/25/05   94620        225.00
8/25/05   94622      1,102.00
8/25/05   94623        886.11
8/25/05   94624         75.63
8/25/05   94625        184.00
8/25/05   94626         19.39
8/25/05   94633        364.89
8/25/05   94636        273.66
8/25/05   94637     16,831.97
8/25/05   94639        303.91
8/25/05   94640        196.59
8/25/05   94641      2,931.35
8/25/05   94642      3,145.00
8/25/05   94643      1,011.20
8/25/05   94648         95.50
8/25/05   94649      4,294.00
8/25/05   94652        200.46
8/25/05   94653        120.00
8/25/05   94654         88.83
8/25/05   94655        308.65
8/25/05   94659        175.00
8/25/05   94662        360.70
8/25/05   94663        252.99
8/25/05   94664        500.00
8/25/05   94665        300.00
8/25/05   94667        535.76
8/25/05   94668        537.12
8/25/05   94669        555.00
8/25/05   94676        600.00
8/25/05   94678      1,000.00
8/25/05   94680        437.50
8/25/05   94683        434.75
8/25/05   94686        439.81
8/25/05   94692      3,322.00
8/25/05   94693        433.84
8/25/05   94695        773.16
8/25/05   94697        215.85
8/25/05   94699        218.03
8/25/05   94704      1,592.90
8/25/05   94705      1,193.05
8/25/05   94706         64.00
8/25/05   94707      1,080.05
8/25/05   94709        265.00
8/25/05   94713      2,665.58
8/25/05   94716        300.17
8/25/05   94717        500.00
8/25/05   94718        443.14
8/25/05   94720     77,564.00
8/25/05   94721     57,872.53
8/25/05   94722     35,550.00
8/25/05   94723     26,000.00

                  $276,321.56

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                         Period Ending: AUGUST 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: INTERMET CORP.                    Capacity:  ___  Shareholder
      Case Number: 04-67597                        ___  Officer
                                                   ___  Director
                                                   ___  Insider

PLEASE SEE COMPANY PREPARED SCHEDULE ATTACHED.

CURRENT COMPENSATION PAID:                    Weekly      or       Monthly

                                              ______               _______

CURRENT BENEFITS PAID:                        Weekly      or       Monthly

           Health Insurance                   ______               _______

           Life Insurance                     ______               _______

           Retirement                         ______               _______

           Company Vehicle                    ______               _______

           Entertainment                      ______               _______

           Travel                             ______               _______

           Other Benefits                     ______               _______

           Total Benefits                     ______               _______

CURRENT OTHER BENEFITS PAID:                  Weekly      or       Monthly

           Rent Paid                          ______               _______

           Loans                              ______               _______

           Other (Describe)                   ______               _______

           Other (Describe)                   ______               _______

           Other (Describe)                   ______               _______

           Total Other Payments               ______               _______

CURRENT TOTAL OF ALL PAYMENTS:                Weekly      or       Monthly

                                              ______               $0

Dated: SEPTEMBER 23, 2005              _________________________________________
                                       PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

INTERMET CORPORATION
MONTH ENDED AUGUST 31, 2005

NAME:                            GARY       ROBERT E. TIMOTHY R.   JOHN B.     TODD      THOMAS E.         ALAN J.        BYTHA
                                 RUFF         BELTS    GILLILAND RUTHERFORD   HEAVIN      PRUCHA           MILLER         MILLS
                            -------------- ---------- ---------- ---------- ---------- ------------ ------------------- ----------
JOB DUTIES:                 Chairman & CEO VP Finance  VP- Light VP-Sales & VP-Ferrous VP-Technical VP, General Counsel VP- Admin.
                               Director      and CFO    Metals    Marketing   Metals     Services     Ass't Secretary
                            -------------- ---------- ---------- ---------- ---------- ------------ ------------------- ----------
(MONTHLY)
COMPENSATION:                  $ 41,667     $ 21,667   $ 16,667  $   16,667  $ 17,500    $ 14,583         $ 18,750       $ 12,500
                               --------     --------   --------  ----------  --------    --------         --------       --------

BENEFITS PAID:
Health Insurance                    772          772        546         546       772         546              546            284
Life Insurance                      358          358        358         358       358         358              358            358
Deferred Comp                       142          142        142         142       142         124              142            106
Retirement                          364          190        148         148       154         128              164            109
Company Vehicle                   1,104          850        850         850       855         722              850            850
Cell Phone                            -           63          -          85        75           -                -              -
                                      -            -          -           -         -           -                -              -
                                      -            -          -           -         -           -                -              -
(EXPENSE REIMBURSE):                  -            -          -           -         -           -                -              -
Meals & Entertainment                 -            -        393       2,119         -         155              164              -
Travel                              802           33      1,420          42         -         251               25              -
Communications (cell phone,
  internet on travel, etc.)         390            -          -           -         -          58                -              -
Misc--Auto, Conference, etc           -            -          -           -         -           -                -              -
                                      -            -          -           -         -           -                -              -
                                      -            -          -           -         -           -                -              -
OTHER PAYMENTS:                       -            -          -           -         -           -                -              -
Rents Paid                            -            -          -           -         -           -                -              -
Loans                                 -            -          -           -         -           -                -              -
Other (Retainer)                      -            -          -           -         -           -                -              -
Dues & Subscriptions                215            -          -           -         -           -                -            945
                               --------     --------   --------  ----------  --------    --------         --------       --------
TOTAL OF ALL PAYMENTS          $ 45,814     $ 24,075   $ 20,524  $   20,957  $ 19,856    $ 16,925         $ 20,999       $ 15,152
                               ========     ========   ========  ==========  ========    ========         ========       ========

NAME:                             GREG        MICHAEL
                                WAHOWIAK     SKRZYPCAK MARY JO KARJALA JOHN P. CRECINE JULIA D. DARLOW NORMAN F. EHLERS
                            ---------------- --------- --------------- --------------- --------------- ----------------
JOB DUTIES:                 Business Systems
                                Director     Treasurer    Secretary        Director        Director        Director
                            ---------------- --------- --------------- --------------- --------------- ----------------
(MONTHLY)
COMPENSATION:                   $ 11,916     $  10,833     $ 6,000           $  -            $  -            $  -
                                --------     ---------     -------           ----            ----            ----

BENEFITS PAID:
Health Insurance                     487           772         546              -               -               -
Life Insurance                       358             -           -              -               -               -
Deferred Comp                        101            92          51              -               -               -
Retirement                           103            94          54              -               -               -
Company Vehicle                      650             -           -              -               -               -
Cell Phone                            41            44           -              -               -               -
                                       -             -           -              -               -               -
                                       -             -           -              -               -               -
(EXPENSE REIMBURSE):                   -             -           -              -               -               -
Meals & Entertainment                113             -           -              -               -               -
Travel                             6,089             -           -              -               -               -
Communications (cell phone,
  internet on travel, etc.)            -             -           -              -               -               -
Misc--Auto, Conference, etc            -             -           -              -               -               -
                                       -             -           -              -               -               -
                                       -             -           -              -               -               -
OTHER PAYMENTS:                        -             -           -              -               -               -
Rents Paid                             -             -           -              -               -               -
Loans                                  -             -           -              -               -               -
Other (Retainer)                       -             -           -              -               -               -
Dues & Subscriptions                  69             -           -              -               -               -
                                --------     ---------     -------           ----            ----            ----
TOTAL OF ALL PAYMENTS           $ 19,927     $  11,835     $ 6,651           $  -            $  -            $  -
                                ========     =========     =======           ====            ====            ====

NAME:                                                        CHARLES G. RICHARD A. PAMELA E. MITSUNOBU
                            JOHN R. HORNE THOMAS H. JEFFS II  MCCLURE    NAWROCKI   RODGERS   TAKEUCHI   TOTAL
                            ------------- ------------------ ---------- ---------- --------- --------- ---------
JOB DUTIES:                    Director        Director       Director   Director   Director  Director
                            ------------- ------------------ ---------- ---------- --------- --------- ---------
(MONTHLY)
COMPENSATION:                   $    -           $  -           $  -       $  -       $  -      $  -   $ 188,750
                                ------           ----           ----       ----       ----      ----   ---------

BENEFITS PAID:
Health Insurance                     -              -              -          -          -         -       6,589
Life Insurance                       -              -              -          -          -         -       3,222
Deferred Comp                        -              -              -          -          -         -       1,326
Retirement                           -              -              -          -          -         -       1,656
Company Vehicle                      -              -              -          -          -         -       7,581
Cell Phone                           -              -              -          -          -         -         308
                                     -              -              -          -          -         -           -
                                     -              -              -          -          -         -           -
(EXPENSE REIMBURSE):                 -              -              -          -          -         -           -
Meals & Entertainment               47              -              -          -          -         -       2,991
Travel                             489              -              -          -          -         -       9,151
Communications (cell phone,
  internet on travel, etc.)          -              -              -          -          -         -         448
Misc--Auto, Conference, etc          -              -              -          -          -         -           -
                                     -              -              -          -          -         -           -
                                     -              -              -          -          -         -           -
OTHER PAYMENTS:                      -              -              -          -          -         -           -
Rents Paid                           -              -              -          -          -         -           -
Loans                                -              -              -          -          -         -           -
Other (Retainer)                     -              -              -          -          -         -           -
Dues & Subscriptions                 -              -              -          -          -         -       1,229
                                ------           ----           ----       ----       ----      ----   ---------
TOTAL OF ALL PAYMENTS           $  536           $  -           $  -       $  -       $  -      $  -   $ 223,251
                                ======           ====           ====       ====       ====      ====   =========

                                                                  Intermet Corp.
                                                           Case Number: 04-67597

                     Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                   CARRIER                     POLICY PERIOD
--------------                   ---------------             -----------------
Property                         Lloyds                      11/1/04-11/1/05
Boiler/Machine                   Hartford                    11/1/04-11/1/05
Cargo                            Fireman's Fund              11/1/04-11/1/05
Truck Cargo                      Fireman's Fund              11/1/04-11/1/05

Aviation                         USAIG                       11/1/04-11/1/05

Fiduciary                        St. Paul                    11/1/04-11/1/05

Primary D&O                      St. Paul                    11/1/04-11/1/05
Excess D&O                       Chubb                       11/1/04-11/1/05
Excess D&O                       Platte River                11/1/04-11/1/05

Crime                            AIG                         12/1/04-12/1/05

General Liability                ACE                         12/22/04-12/22/05
Umbrella                         National Union              12/22/04-12/22/05

Workers' Comp                    ACE                         12/22/04-6/22/05
                                                             & 6/22/05-12/22/05

Excess Workers' Comp             ACE                         12/22/04-12/22/05

Auto                             ACE                         12/22/04-12/22/05

Foreign (DIC)                    ACE                         12/22/04-12/22/05

Note:  This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED AUGUST 31, 2005:

IN RE:                            )
INTERMET CORPORATION, ET AL       )     CASE NO: 04-67599
                                  )     Chapter 11
                                  )     Judge: Marci B. McIvor
ALEXANDER CITY CASTING CO., INC.  )
                         Debtor   )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

   [X]   Operating Statement              (Form 2)

   [X]   Balance Sheet                    (Form 3)

   [X]   Summary of Operations            (Form 4)

   [X]   Monthly Cash Statement           (Form 5)

   [X]   Statement of Compensation        (Form 6)

   [X]   Schedule of In-Force Insurance   (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)
                                                         YES [X] NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)
                                                         YES [X] NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)
                                                         YES [X] NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current
                                                         YES [X] NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)
                                                         YES [X] NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: SEPTEMBER 23, 2005           /s/ Robert E. Belts
                                    ---------------------------------------
                                    Debtor In Possession

                                    Chief Financial Officer  (248) 952-2500
                                    -----------------------  --------------
                                    Title                    Phone

Intermet Corp. and Subsidiaries
Operating Statement                            Case # 04-67599
For the Month Ended 8-31-05                       Alexander
($000's)                                       City Casting Co.

                                     Current Month     Total Since Filing
                                     -------------     ------------------
 Net Sales                                       -                      -

Cost of Goods Sold
Materials and Freight                            -                      -
Wages - Hourly                                   -                      -
Wages-Salary                                     -                      -
Employee Benefits and Pension                    -                      -
 Repairs & Maintenance                           -                      -
Supplies                                         -                      -
Utilities                                        -                      -
Purchased Components/Services                    -                      -
Income(loss) from Pattern Sales                  -                      -
 Fixed Asset - (gain/loss)                       -                      -
 MIS Expense                                     -                      -
 Travel & Entertainment                          -                      -
 Other Variable Costs                            -                     66
 Depreciation & Amortization                     -                      -
 Other Allocated Fixed Costs                     -                      -
 Other Fixed Costs                               -                      -
                                            ------                 ------
Cost of Goods Sold                               -                     66

Gross Profit                                     -                    (66)

Plant SG&A Expense                               -                      -
SG&A Expense - Allocation (Sched 1)              -                      -
 Other Operating Expenses                        2                  1,599
                                            ------                 ------
 Total Operating Expenses                        2                  1,599

 Operating Profit                               (2)                (1,665)

 Outside Interest Income                         -                      -
 Outside Interest (Expense)                      -                      -
 Intercompany Interest Income                    -                      -
 Intercompany Interest (Expense)                 -                      -
 Charges (From) Affiliates                       -                      -
 Charges To Affiliates                           -                      -
 Gain/(Loss) On Sales Of Assets                  2                    162
 Outside Dividend Income                         -                      -
 Foreign Exchange Gain/(Loss)                    -                      -
Income/Loss From European Operations             -                      -
 Other Income/(Expense)                          -                      1
                                            ------                 ------
 Total Non-Operating Expenses                    2                    163

 Income Before Income Taxes                      -                 (1,502)

 Income Tax Expense                              1                     10

                                            ------                 ------
 Net Income                                     (1)                (1,512)
                                            ======                 ======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                       August
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                           August
                                           ------
Officer Compensation                       $  189
Salary Expense other Employees                949
Employee Benefits and Pension                 111
Payroll Taxes                                  53
Other Taxes                                     9
Rent and Lease Expense                        191
Interest Expense
Insurance                                      54
Automobile and Truck Expense                   10
Utilities(Gas Electric,Phone)                  42
Depreciation                                   87
Travel and Entertainment                       99
Repairs and Maintenance                        36
Advertising/Promotion                           5
Supplies, Office Expense                       22

OTHER:

Contributions                                   0
Professional Fees - Audit/Tax                 350
Bank Fees                                      23
Public Reporting Fees                         (80)
Employee Relocation/Training                    1
Data Processing                                15
Dues and Subscriptions                         12
Outside Services                              156
Project Development Costs net of Billings      21
Director Fees                                  25
Miscellaneous                                   2
Legal Fees                                      0
Cost Allocation - Europe                      (78)
Cost Allocation - Out                        (186)
                                           ------
                                           $2,118
                                           ======

Allocation:

Wagner Castings                               191
Northern Castings                              51
Ironton Iron                                    0
Lynchburg Foundry                             193
Columbus Foundry                              313
Wagner Havana                                   0
Intermet U.S. Holdings                        261
Cast-Matic Corp.                               82
Diversified Diemakers                         257
Ganton Technologies                           168
Tool Products                                 137
Corporate                                     465
                                           ------
Total                                      $2,118
                                           ======

Intermet Corp and Subsidiaries
Balance Sheet as of 08-31-05
($000's)

                                             CASE # 04-67599
                                             ----------------
                                                ALEXANDER
                                             CITY CASTING CO.
                                             ----------------
 Cash And Equivalents                        $              -
 Accounts Receivable                                        -
 Short-Term Intercompany Receivables                        -
 Inventories                                              134
 Other Current Assets                                       -
                                             ----------------
    TOTAL CURRENT ASSETS                                  134

 Land and Buildings                                       537
  Machinery & Equipment                                 1,147
  Construction In Progress                                  -
                                             ----------------
  Total Fixed Assets                                    1,684
  Accumulated Depreciation                             (1,135)
                                             ----------------
     NET FIXED ASSETS                                     549

  Investment In Subsidiaries                                -
 Investment In European Operations                          -
  Long-Term Intercompany Receivables                        -
  Deferred Taxes, Long-Term Asset                           -
  Other Assets                                              -
                                             ----------------

     TOTAL ASSETS                            $            683
                                             ================

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
 Accounts Payable                            $              -
 Wages and Salaries  (See schedule)                         -
 Taxes Payable - (See schedule)                             1
                                             ----------------
   TOTAL POST PETITION LIABILITIES                          1

 SECURED LIABILITIES:
 SECURED DEBT                                               -

 PRE-PETITION LIABILITIES:
 Taxes and Other Priority Liabilities:
  Accrued Income Taxes                                      -
  Accrued Tax - State                                       -
  Accrued Property Taxes                                    -
  Accrued Workers Comp.                                     -
  Accrued Payroll                                           -
 Accrued Payroll Taxes                                      -
                                             ----------------
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES                 -

 UNSECURED LIABILITIES
 Accounts Payable                                           -
 Senior  & IDR Bonds                                        -
                                             ----------------
 TOTAL UNSECURED LIABILITIES                                -

 OTHER LIABILITIES
 Accrued Liabilities                                      152
 Short-Term Intercompany Payables                           -

  Retirement Benefits                                       -
  Deferred Taxes - Long-Term Liability                      -
  Other Long-Term Liabilities                               -
  Long-Term Intercompany Payables                      36,803
  Minority Interest                                         -
                                             ----------------
  TOTAL LIABILITIES                                    36,956

  Common Stock                                             10
  Capital In Excess Of Par Value                           90
 Retained Earnings - Prepetition                      (34,861)
 Retained Earnings - Post Petition                     (1,512)
 Equity In European Operations
  Accumulated Translation Adjustment                        -
  Minimum Pension Liability Adjustment                      -
  Unearned Restricted Stock                                 -
                                             ----------------
 TOTAL SHAREHOLDER EQUITY                             (36,273)
                                             ----------------
  TOTAL LIABILITIES AND EQUITY               $            683
                                             ================

PERIOD ENDED: 08-31-05   ALEXANDER CITY CASTING CO., INC.      CASE #04-67599

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                     Balance                            Balance
                                      as of     Accrued /  Payments /    as of
                                    07/31/2005  Withheld    Deposits   08/31/2005
                                    ----------  ---------  ----------  ----------
Income tax withheld: Federal        $        0  $       0  $        0  $        0
Income tax withheld: State          $        0  $       0  $        0  $        0
Income tax withheld: Local          $        0  $       0  $        0  $        0
FICA Withheld                       $        0  $       0  $        0  $        0
Employers FICA                      $        0  $       0  $        0  $        0
Unemployment Tax: Federal           $        0  $       0  $        0  $        0
Unemployment Tax: State             $        0  $       0  $        0  $        0
All Other Payroll W/H               $        0  $       0  $        0  $        0
                                    $        0  $       0  $        0  $        0
State Taxes: Inc./Sales/Use/Excise  $        0  $   1,064  $        0  $    1,064
Property Taxes                                  $       0  $        0  $        0
                                    $        0
Workers Compensation                         0          0           0           0
                                    ----------  ---------  ----------  ----------

Total                               $        0  $   1,064  $        0  $    1,064

Wages and Salaries                           0          0           0           0
                                    ----------  ---------  ----------  ----------

Grand Total                         $        0  $   1,064  $        0  $    1,064
                                    ==========  =========  ==========  ==========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)  0-30 Days  30-60 Days  Over 60 Days
Accounts Payable              $       0  $        0  $          0
Accounts Receivable           $       0  $        0  $          0

                             MONTHLY CASH STATEMENT

                         Period Ending: AUGUST 31, 2005

                                                ALEXANDER CITY CASTING CO., INC.
                                                Case Number: 04-67599

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                   General          Payroll            Tax             Cash Coll.        Petty Cash
                                    Acct.            Acct.            Acct.              Acct.             Acct.
A. Beginning Balance               _____            _____             _____            _____             _____

B. Receipts                        _____            _____             _____            _____             _____
   (Attach separate schedule)

C. Balance Available               _____            _____             _____            _____             _____
   (A+B)

D. Less Disbursements              _____            _____             _____            _____             _____
   (Attach separate schedule)

E. Ending Balance                                            N/A - COMPANY HAS NO BANK ACCOUNTS
   (C-D)

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
ACCOUNT)

General Account:

      1. Depository Name & Location         _____________________________

      2. Account Number                     _____________________________

Payroll Account:

      1. Depository Name & Location         _____________________________

      2. Account Number                     _____________________________

Tax Account:

      1. Depository Name & Location         _____________________________

      2. Account Number                     _____________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:

_________________________________________________________________________

_________________________________________________________________________

Date: SEPTEMBER 23, 2005                    _____________________________
                                            Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                         Period Ending: AUGUST 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: ALEXANDER CITY CASTING CO., INC. Capacity:         ___      Shareholder
      Case Number: 04-67599                              ___      Officer
                                                         ___      Director
                                                         ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:          Weekly          or           Monthly

                                    _______                      _______

CURRENT BENEFITS PAID:               Weekly         or           Monthly

      Health Insurance              _______                      _______

      Life Insurance                _______                      _______

      Retirement                    _______                      _______

      Company Vehicle               _______                      _______

      Entertainment                 _______                      _______

      Travel                        _______                      _______

      Other Benefits                _______                      _______

      Total Benefits                _______                      _______

CURRENT OTHER BENEFITS PAID:        Weekly          or           Monthly

      Rent Paid                     _______                      _______

      Loans                         _______                      _______

      Other (Describe)              _______                      _______

      Other (Describe)              _______                      _______

      Other (Describe)              _______                      _______

      Total Other Payments          _______                      _______

CURRENT TOTAL OF ALL PAYMENTS:      Weekly          or           Monthly

                                    _______                      $0

Dated: SEPTEMBER 23, 2005              ________________________________________
                                       PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                Alexander City Casting Co., Inc.
                                                           Case Number: 04-67599

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                   CARRIER                      POLICY PERIOD
--------------                   -------                      -------------
Property                         Lloyds                       11/1/04-11/1/05
Boiler/Machine                   Hartford                     11/1/04-11/1/05
Cargo                            Fireman's Fund               11/1/04-11/1/05
Truck Cargo                      Fireman's Fund               11/1/04-11/1/05

Aviation                         USAIG                        11/1/04-11/1/05

Fiduciary                        St. Paul                     11/1/04-11/1/05

Primary D&O                      St. Paul                     11/1/04-11/1/05
Excess D&O                       Chubb                        11/1/04-11/1/05
Excess D&O                       Platte River                 11/1/04-11/1/05

Crime                            AIG                          12/1/04-12/1/05

General Liability                ACE                          12/22/04-12/22/05
Umbrella                         National Union               12/22/04-12/22/05

Workers' Comp                    ACE                          12/22/04-6/22/05
                                                              & 6/22/05-12/22/05

Excess Workers' Comp             ACE                          12/22/04-12/22/05

Auto                             ACE                          12/22/04-12/22/05

Foreign (DIC)                    ACE                          12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED AUGUST 31, 2005:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67605
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
CAST-MATIC CORPORATION                      )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         X      Operating Statement                  (Form 2)

         X      Balance Sheet                        (Form 3)

         X      Summary of Operations                (Form 4)

         X      Monthly Cash Statement               (Form 5)

         X      Statement of Compensation            (Form 6)

         X      Schedule of In-Force Insurance       (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)
                                                         YES [X]         NO[ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach written explanation)
                                                         YES [X]         NO[ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)
                                                         YES [X]         NO[ ]

5. All United States Trustee Quarterly fees have been paid and are current
                                                         YES [X]         NO[ ]

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)
                                                         YES [X]         NO[ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:   SEPTEMBER 23, 2005

                                    /s/ Robert E. Belts
                                    --------------------------------------------
                                    Debtor In Possession

                                    Chief Financial Officer  (248) 952-2500
                                    -----------------------  -------------------
                                    Title                    Phone

Intermet Corp. and Subsidiaries            CASE #04-67605
Operating Statement                          CAST-MATIC
For the Month Ended 8-31-05                     CORP
($000's)

                                  Current Month   Total Since Filing
                                  -------------   ------------------
 Net Sales                                4,278              40,227

Cost of Goods Sold

Materials and Freight                     2,398              23,090
Wages - Hourly                              338               2,997
Wages-Salary                                157               1,534
Employee Benefits and Pension                48                 980
 Repairs & Maintenance                        5               1,096
Supplies                                    191               2,157
Utilities                                   115               1,197
Purchased Components/Services               167               1,929
Income(loss) from Pattern Sales               -                   -
 Fixed Asset - (gain/loss)                    -                  (6)
 MIS Expense                                 11                 117
 Travel & Entertainment                       3                  25
 Other Variable Costs                       176               1,860
 Depreciation & Amortization                170               1,769
 Other Allocated Fixed Costs                  -                  (2)
 Other Fixed Costs                           56                 851
                                        -------             -------
Cost of Goods Sold                        3,835              39,594

Gross Profit                                443                 633

Plant SG&A Expense                            -                   1
SG&A Expense - Allocation (Sched 1)          82                 885
 Other Operating Expenses                     -                  55
                                        -------             -------
 Total Operating Expenses                    82                 941

 Operating Profit                           361                (308)

 Outside Interest Income                      -                   -
 Outside Interest (Expense)                   -                   -
 Intercompany Interest Income                 -                   -
 Intercompany Interest (Expense)            (78)               (650)
 Charges (From) Affiliates                    -                   -
 Charges To Affiliates                        -                   -
 Gain/(Loss) On Sales Of Assets               -                   -
 Outside Dividend Income                      -                   -
 Foreign Exchange Gain/(Loss)                 -                   -
Income/Loss From European Operations          -                   -
 Other Income/(Expense)                       -                   9
                                        -------             -------
 Total Non-Operating Expenses               (78)               (641)

 Income Before Income Taxes                 283                (949)

 Income Tax Expense                          11                 153

                                        -------             -------
 Net Income                                 272              (1,102)
                                        =======             =======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                       August
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                              August
                                             --------
Officer Compensation                          $   189
Salary Expense other Employees                    949
Employee Benefits and Pension                     111
Payroll Taxes                                      53
Other Taxes                                         9
Rent and Lease Expense                            191
Interest Expense
Insurance                                          54
Automobile and Truck Expense                       10
Utilities(Gas Electric,Phone)                      42
Depreciation                                       87
Travel and Entertainment                           99
Repairs and Maintenance                            36
Advertising/Promotion                               5
Supplies, Office Expense                           22

OTHER:

Contributions                                       0
Professional Fees - Audit/Tax                     350
Bank Fees                                          23
Public Reporting Fees                             (80)
Employee Relocation/Training                        1
Data Processing                                    15
Dues and Subscriptions                             12
Outside Services                                  156
Project Development Costs net of Billings          21
Director Fees                                      25
Miscellaneous                                       2
Legal Fees                                          0
Cost Allocation - Europe                          (78)
Cost Allocation - Out                            (186)
                                              -------
                                              $ 2,118
                                              =======

Allocation:
Wagner Castings              191
Northern Castings             51
Ironton Iron                   0
Lynchburg Foundry            193
Columbus Foundry             313
Wagner Havana                  0
Intermet U.S. Holdings       261
Cast-Matic Corp.              82
Diversified Diemakers        257
Ganton Technologies          168
Tool Products                137
Corporate                    465
                          ------
Total                     $2,118
                          ======

Intermet Corp. and Subsidiaries            Case #04-67605
Balance Sheet as of 06-31-05                 Cast-Matic
($000's)                                        Corp

 Cash And Equivalents                            $      -
 Accounts Receivable                                6,071
 Short-Term Intercompany Receivables                    -
 Inventories                                        3,803
 Other Current Assets                                 158
                                                 --------
    TOTAL CURRENT ASSETS                           10,032

 Land and Buildings                                 2,889
  Machinery & Equipment                            18,189
  Construction In Progress                            109
                                                 --------
  Total Fixed Assets                               21,187
  Accumulated Depreciation                         (7,722)
                                                 --------
     NET FIXED ASSETS                              13,465

  Investment In Subsidiaries                            -
 Investment In European Operations                      -
  Long-Term Intercompany Receivables                    -
  Deferred Taxes, Long-Term Asset                       -
  Other Assets                                        132
                                                 --------

     TOTAL ASSETS                                $ 23,629
                                                 ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES

 Accounts Payable                                $    743
 Wages and Salaries  (See schedule)                   167
 Taxes Payable - (See schedule)                        24
                                                 --------
   TOTAL POST PETITION LIABILITIES                    934

 SECURED LIABILITIES:

 SECURED DEBT                                           -

 PRE-PETITION LIABILITIES:

 Taxes and Other Priority Liabilities:
  Accrued Income Taxes                                  -
  Accrued Tax - State                                   -
  Accrued Property Taxes                                -
  Accrued Workers Comp.                                 -
  Accrued Payroll                                       -
 Accrued Payroll Taxes                                  -
                                                 --------
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES             -

 UNSECURED LIABILITIES
 Accounts Payable                                   3,213
 Senior  & IDR Bonds                                    -
                                                 --------
 TOTAL UNSECURED LIABILITIES                        3,213

 OTHER LIABILITIES

 Accrued Liabilities                                  264
 Short-Term Intercompany Payables                   1,583

  Retirement Benefits                                   -
  Deferred Taxes - Long-Term Liability                  -
  Other Long-Term Liabilities                           -
  Long-Term Intercompany Payables                  17,610
  Minority Interest                                     -
                                                 --------
  TOTAL LIABILITIES                                23,604

  Common Stock                                          -
  Capital In Excess Of Par Value                    2,109
 Retained Earnings - Prepetition                     (982)
 Retained Earnings - Post Petition                 (1,102)
 Equity In European Operations
  Accumulated Translation Adjustment                    -
  Minimum Pension Liability Adjustment                  -
  Unearned Restricted Stock                             -
                                                 --------
 TOTAL SHAREHOLDER EQUITY                              25
                                                 --------
  Total Liabilities And Equity                   $ 23,629
                                                 ========

PERIOD ENDED: 08-31-05            CAST-MATIC CORP.                CASE #04-67605

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                          Balance                                     Balance
                                           as of        Accrued /     Payments /       as of
                                         07/31/2005     Withheld       Deposits      08/31/2005
                                        -----------     ---------     ----------     ----------
Income tax withheld: Federal             $        0     $       0     $        0     $        0
Income tax withheld: State                        0             0              0              0
Income tax withheld: Local                        0             0              0              0
FICA Withheld                                     0             0              0              0
Employers FICA                                5,473         1,275              0          6,748
Unemployment Tax: Federal                        91            (7)             0             84
Unemployment Tax: State                         916          (170)             0            746
All Other Payroll W/H                             0             0              0              0

State Taxes: Inc./Sales/Use/Excise           11,084        11,084              0         22,168
Property Taxes                              (28,069)       18,500              0         (9,569)

Workers Compensation                          3,700           445           (445)         3,700
                                        -----------     ---------    -----------     ----------

Total                                   ($    6,805)    $  31,127    ($      445)    $   23,877

Wages and Salaries                          118,355        48,669              0        167,024
                                        -----------     ---------    -----------     ----------

Grand Total                              $  111,550     $  79,796    ($      445)    $  190,902
                                        ===========     =========    ===========     ==========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)     Total       0-30 Days    30-60 Days   Over 60 Days
Accounts Payable               $  742,917   $   742,917   $        0   $          0
Accounts Receivable            $5,940,084   $ 3,491,048   $2,401,626   $     47,410

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:                                  MONTHLY CASH STATEMENT
MONTH ENDED 8/31/2005

                                                                                               CASE # 04-67605
                                                                                        CAST-MATIC CORP (STEVENSVILLE)
                                                                             ------------------------------------------------
                           ACCOUNT TYPE                                       LOCKBOX               AP                 PR
                            ACCOUNT #                                        5402699440         2770721856         2770721864
                               BANK                                           STAN FED           STAN FED           STAN FED
BEGINNING BANK BALANCE                                                                -                  -                  -
RECEIPTS                                                                      3,289,825                  -                  -
TRANSFERS IN (CORPORATE)                                                              -            696,908            521,030
DISBURSEMENTS                                                                         -           (696,908)          (521,030)
TRANSFERS OUT (CORPORATE)                                                    (3,289,825)                 -                  -
                                                                             ----------         ----------         ----------
ENDING BANK BALANCE                                                                   -                  -                  -

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                                            2,009,484
CHECKS ISSUED                                                                                      584,140
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                                             485,086
CORPORATE DEBIT MEMOS                                                                                1,103
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                                    $3,079,813
                                                                                                ==========

OUTSTANDING CHECKS AS OF JULY 31                                                                   137,981
VOIDED CHECKS OUTSTANDING AS OF JULY 31                                                                  -
CHECKS ISSUED DURING AUGUST                                                                        584,140
CHECKS CLEARED DURING AUGUST                                                                      (696,908)
                                                                                                ----------
OUTSTANDING CHECKS AS OF AUGUST 31 (SEE OUTSTANDING CHECKLIST)                                  $   25,213
                                                                                                ==========

CAST-MATIC CORP.                                               CASE NO. 04-67605
CASH DISBURSEMENTS
AUGUST 2005

                 VENDOR                                           TOTAL DISBURSEMENTS
--------------------------------------------                      --------------------
ACCU DIE & MOLD INC                                               $            720.00
ACE HARDWARE                                                                   665.87
ACE INSURANCE                                                                  444.89
ACE PLUMBING & HEATING OF ST. JOE                                              234.00
ADAM THOMAS                                                                     34.56
ADAMS REMCO, INC                                                             1,533.16
ADP, INC                                                                     2,001.49
AIR TECH ENGINEERING, INC                                                    8,570.00
AITKEN PRODUCTS                                                              1,612.24
ALCOA                                                                    1,331,014.42
ALFE HEAT TREAT                                                            218,326.74
ALL CITIES OCCUPATIONAL MEDICINE                                             1,780.00
ALL-PHASE ELECTRIC SUPPLY CO                                                    46.45
ALLTHEREM SERVICES, INC                                                      1,350.00
ALRO STEEL CORP                                                                542.16
ALUAR                                                                      439,021.52
AMERICAN ELECTRIC POWER                                                     31,528.75
AN-DEE'S FLORAL                                                                 47.70
AQUILA                                                                       3,899.07
ARAMARK UNIFORM SERVICES,                                                    2,585.62
ASNT                                                                         2,395.00
ASSOCIATED BAG                                                                 556.48
AUTOMATION DIRECT.COM                                                          399.69
BAR CODE SOLUTIONS, INC                                                      1,765.78
BEACON OPERATIONS CENTER                                                    14,472.67
BORRIES MARKING SYSTEM                                                         238.87
BRAMMALL SUPPLY CO                                                           1,013.81
BUEHLER                                                                        142.61
BURCHETT QUALITY TOOL                                                        5,364.00
C. B. DEKORNE, INC                                                             253.04
CANDAL ENTERPRISES, INC                                                         76.88
CDW                                                                            144.49
CENTENNIAL TECHNOLOGIES, INC                                                   444.00
CHARLEVOIX ENERGY TRADING                                                   54,818.75
CHEMSTATION OF NORTHERN INDIANA                                              2,085.34
CMI SCHNEIBLE                                                                4,982.40
COMPUWARE                                                                      561.00
CONNECTION SERVICES CO                                                          85.28
COVERALL OF WESTERN MICHIGAN                                                 1,320.00
CRANE PRO SERVICE                                                            3,600.00
CROSS MACHINE & TOOL, INC                                                    1,005.00
CUSTOM MOLD                                                                  1,573.11
D. A. DODD                                                                     116.65
DIMETEK                                                                      8,126.70
DME CO                                                                         425.17
DOUBLEDAY OFFICE PRODUCTS                                                    3,239.40
DOWSETT SPRING CO                                                              174.20
DYNAMIC INTERNATIONAL                                                          563.85
EARTHSCAPES LANDSCAPING, INC                                                   918.00
EIS, INC                                                                     1,268.54
E-JAY THERMO PRODUCTS, INC                                                     450.03
EMPIRE REFRACTORY SERVICES                                                  11,198.20
EWAB ENGINEERING                                                               362.43
FLOWTECH CORP                                                                   62.29
FLOYD BARNES                                                                   474.78
GALCO                                                                          210.45
GEO. T SCHMIDT, INC                                                            617.68
GLOBAL EXCHANGE SERVICES                                                        33.76
GRAINER INDUSTRIAL                                                             195.00
GREAT LAKES AUTOMATION                                                       3,789.20
GRIFFIN TOO, INC                                                            26,291.34
GRIFFIN TOOL, INC                                                           31,346.34
HAMPTON INN - STEVENSVILLE                                                   1,609.37
HECO, INC                                                                    4,262.00
HERSCHALL PRODUCTS                                                              55.75
HI-TEMP PRODUCTS, INC                                                        1,275.00
INDUSTRIAL FIREBRICK CORPORATION                                               369.61
INDUSTRIAL GYPSUM CO, INC                                                      740.00

CAST-MATIC CORP.                                               CASE NO. 04-67605
CASH DISBURSEMENTS
AUGUST 2005

                 VENDOR                                           TOTAL DISBURSEMENTS
--------------------------------------------                      --------------------
INDUSTRIAL SOLUTIONS                                                         4,525.63
J & L INDUSTRIAL SUPPLY                                                      1,498.73
JACKSON MACHINE PRODUCTS                                                       269.82
JAMES MILLER                                                                    45.50
JERZ MACHINE TOOL CORP                                                       3,585.00
JOHNSON'S WORKBENCH                                                          1,602.90
JOHNSTONE SUPPLY                                                               248.09
JUS-RITE ENGINEERING, INC                                                   55,765.00
KANO LAORATORIES, INC                                                          122.30
KENDALL ELECTRIC, INC                                                        5,032.16
KENT RUDBECK                                                                 1,122.00
KMH SYSTEMS, INC                                                             4,036.14
LAKE X-RAY                                                                  14,145.00
LANDAUER                                                                       589.46
LAWRENCE WILLIAMS                                                               40.00
LINDBERG/MPH                                                                 1,783.69
M & I MACHINE                                                                4,618.25
MARTIN FLUID POWER                                                             130.27
MAUFACTURERS RUBBER                                                             78.50
MCMASTER-CARR SUPPLY                                                         4,972.29
METALLURG ALUMINIUM                                                         13,494.60
MICHIGAN SHIPPERS SUPPLY                                                       110.26
MIDWEST SAFETY PRODUCTS, INC                                                   119.20
MITCHELL MAZE                                                                  154.19
MITTLER SUPPLY, INC                                                          2,776.11
MOLTEN METAL EQUIP. INNOVATIONS INC                                          6,643.00
MOTION INDUSTRIES, INC                                                       1,063.72
MSC INDUSTRIAL                                                                  99.97
NATIONAL ELEMENT                                                             2,818.61
NDS PRODUCTS, INC                                                              145.84
OMEGA ENGNEERING, INC                                                          356.55
ONDRAKA MANAGEMENT ENTERPRISES, LLC                                            645.00
P & R AUTO SERVICE                                                             170.00
PASTY FARELY                                                                    76.97
PC UNIVERSE                                                                  1,623.30
PETTY CASH                                                                     822.61
PITNEY BOWES                                                                   199.80
POOCH WELDING SUPPLY CO                                                      3,881.45
PRI MAR PETROLEUM, INC                                                          33.95
PRIDE WELDING                                                                3,970.00
PRIMET FLUID POWER                                                             121.75
PROCESS ENGINEERING & EQUIPMENT CO                                             187.75
PRODUCT ACTION INTERNATIONAL, INC                                            8,783.57
PRODUCTION TOOL                                                              1,083.78
PROVIDENT LIFE                                                                  97.50
PYRAMID QUALITY SOLUTIONS                                                    2,998.00
PYROTEK, INC                                                                60,775.71
QME QUALITY MOLD ENGINEERING                                                23,470.00
QUALITY INN SUITES                                                             215.52
QUANTUM CONNECTIONS, LLC                                                        67.00
RADDE AGENCY                                                                    28.00
RAPID PRINT                                                                    552.60
RAY'S MOTEL                                                                    756.00
R-CON NDT, INC                                                               3,414.41
RED ARROW FIRE & SAFTEY, LLC                                                    46.00
RELIABLE DISPOSAL                                                              450.81
RHM FLUID POWER                                                                493.01
S & S INDUSTRIAL SUPPLY, INC                                                 3,588.87
SAFETY PRODUCTS DIVISION                                                     1,181.91
SAFETY SERVICES, INC                                                           415.42
SAFETY-KLEEN                                                                   178.05
SAMDO USA                                                                      125.20
SBC AMERITECH                                                                  706.63
SCHOTT SAW CO                                                                3,096.55
SCOPE SERVICES, INC                                                         25,058.12
SOUTHWESTERN MEDICAL CLINCI PC                                                  53.00
SPECTRONICS CORP                                                               245.22
SPRINT                                                                         334.98
STC STORAGE TRAILERS & CONTAINERS                                              160.00

CAST-MATIC CORP.                                               CASE NO. 04-67605
CASH DISBURSEMENTS
AUGUST 2005

                 VENDOR                                           TOTAL DISBURSEMENTS
--------------------------------------------                      -------------------
STEVENSVILLE PAYROLL (INCLUDES DISB BY CORP)                               485,085.72
STOKLEY'S SERVICES, INC                                                         88.03
SUN-TEK CORP                                                                   265.32
SUPERIOR SNACKS & VENDING SERVICE                                            6,492.15
TANGENT LABS, LLC                                                              265.00
TED WALLACE                                                                    636.42
THAYER, INC                                                                    962.56
THE HERALD PALLADIUM                                                           421.89
TPC WIRE & CABLE                                                               504.78
TRANS MAN LOGISTICS                                                         13,994.91
TRANSGROUP                                                                   1,487.04
TURPIN WHOLESALE                                                               431.46
UGS CORP                                                                       189.74
UPS SUPPLY CHAIN SOLUTIONS, INC                                                 88.42
US INSPECTION SERVICES, INC                                                  5,058.75
VEKTEK                                                                       1,930.40
WILLIAM A KIBBE & ASSOCIATES, INC                                            1,290.00
Y.E.S.                                                                      29,579.63
YOUNGBLOOD AIR SYSTEMS, INC                                                  4,927.04
YXLON INTERNATIONAL                                                          2,544.58
ZBATTERY.COM                                                                    35.38
                                                                  -------------------
                                                                  $      3,079,813.02

CAST-MATIC CORPORATION
CASE NO. 04-67605
AT 8/31/05

STEVENSVILLE - BANK RECONCILIATION

Bank Balance                                       $                 -

Outstanding AP Checks                                        25,212.59
Misc. reconiling items adjusted in September.                (7,026.74)
                                                   -------------------
                                                             18,185.85

Unadjusted GL Balance                                        18,185.85
                                                   -------------------
Difference                                         $                 -
                                                   ===================

CAST-MATIC CORPORATION
CASE NO. 04-67805
STEVENSVILLE
OUTSTANDING CHECKS
CASE NO. 04-67605

 DATE                CHECK          OUTSTANDING
 7/7/05              51028              264.16
 8/4/05              51262              193.92
 8/4/05              51309               35.38
 8/5/05              51316              233.56
 8/8/05              51317              155.72
8/11/05              51378              341.49
8/18/05              51393              378.00
8/18/05              51403            1,005.00
8/22/05              51440            1,110.72
8/22/05              51441              418.06
8/22/05              51442               99.97
8/23/05              51446              107.04
8/24/05              51448              337.30
8/24/05              51449              235.73
8/25/05              51453              371.19
8/25/05              51455              136.00
8/25/05              51457            1,780.00
8/25/05              51465              142.61
8/25/05              51466              116.65
8/25/05              51469              181.14
8/25/05              51470              450.03
8/25/05              51474            1,609.37
8/25/05              51480            1,425.00
8/25/05              51496              450.81
8/25/05              51497              493.01
8/25/05              51499              604.62
8/25/05              51500              495.25
8/25/05              51502               88.03
8/25/05              51511            1,612.24
8/29/05              51513            1,316.60
8/29/05              51514              425.17
8/29/05              51515              210.45
8/30/05              51516              104.33
8/30/05              51517            1,374.00
8/30/05              51518              195.00
8/30/05              51519            1,576.00
8/31/05              51520              329.00
8/31/05              51521            1,487.04
8/31/05              51522              496.96
8/31/05              51523               48.94
8/31/05              51524            2,511.78
8/31/05              51525              265.32

                                     25,212.59

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                         Period Ending: AUGUST 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:    CAST-MATIC CORPORATION        Capacity:         ___      Shareholder
         Case Number:  04-67605                          ___      Officer
                                                         ___      Director
                                                         ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                   Weekly      or       Monthly

                                             _______              _______

CURRENT BENEFITS PAID:                       Weekly      or       Monthly

                  Health Insurance           _______              _______

                  Life Insurance             _______              _______

                  Retirement                 _______              _______

                  Company Vehicle            _______              _______

                  Entertainment              _______              _______

                  Travel                     _______              _______

                  Other Benefits             _______              _______

                  Total Benefits             _______              _______

CURRENT OTHER BENEFITS PAID:                 Weekly      or       Monthly

                  Rent Paid                  _______              _______

                  Loans                      _______              _______

                  Other (Describe)           _______              _______

                  Other (Describe)           _______              _______

                  Other (Describe)           _______              _______

                  Total Other Payments       _______              _______

CURRENT TOTAL OF ALL PAYMENTS:               Weekly      or       Monthly

                                             _______              $0

Dated: SEPTEMBER 23, 2005               ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                          Cast-Matic Corporation
                                                          Case number: 04-67605

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                CARRIER                     POLICY PERIOD
--------------                -------                     -------------
Property                      Lloyds                      11/1/04-11/1/05
Boiler/Machine                Hartford                    11/1/04-11/1/05
Cargo                         Fireman's Fund              11/1/04-11/1/05
Truck Cargo                   Fireman's Fund              11/1/04-11/1/05

Aviation                      USAIG                       11/1/04-11/1/05

Fiduciary                     St. Paul                    11/1/04-11/1/05

Primary D&O                   St. Paul                    11/1/04-11/1/05
Excess D&O                    Chubb                       11/1/04-11/1/05
Excess D&O                    Platte River                11/1/04-11/1/05

Crime                         AIG                         12/1/04-12/1/05

General Liability             ACE                         12/22/04-12/22/05
Umbrella                      National Union              12/22/04-12/22/05

Workers' Comp                 ACE                         12/22/04-6/22/05
                                                          & 6/22/05-12/22/05

Excess Workers' Comp          ACE                         12/22/04-12/22/05

Auto                          ACE                         12/22/04-12/22/05

Foreign (DIC)                 ACE                         12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED AUGUST 31, 2005:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67609
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
COLUMBUS FOUNDRY, L.P.                      )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         [X]      Operating Statement                         (Form 2)

         [X]      Balance Sheet                               (Form 3)

         [X]      Summary of Operations                       (Form 4)

         [X]      Monthly Cash Statement                      (Form 5)

         [X]      Statement of Compensation                   (Form 6)

         [X]      Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                 YES  [X]           NO[ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                 YES  [X]           NO[ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                                 YES  [X]           NO[ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                 YES  [X]           NO[ ]

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)

                                                 YES  [X]           NO[ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:   SEPTEMBER 23, 2005            /s/ Robert E. Belts
                                       -----------------------------------------
                                       Debtor In Possession

                                       Chief Financial Officer    (248) 952-2500
                                       -----------------------    --------------
                                       Title                      Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 8-31-05
($000's)

                                                    CASE #04-67609
                                                       COLUMBUS
                                                       FOUNDRY
                                           ---------------------------------
                                           Current Month        Since Filing
                                           -------------        ------------
Net Sales                                      12,396             135,323

Cost of Goods Sold
Materials and Freight                           3,931              45,444
Wages - Hourly                                  1,895              18,781
Wages-Salary                                      387               5,144
Employee Benefits and Pension                     756               9,098
 Repairs & Maintenance                            830               8,886
Supplies                                          789               7,666
Utilities                                       1,128               9,418
Purchased Components/Services                     398               6,344
Income(loss) from Pattern Sales                  (158)             (1,539)
 Fixed Asset - (gain/loss)                          -                  11
 MIS Expense                                       63                 639
 Travel & Entertainment                            15                 109
 Other Variable Costs                             267               1,733
 Depreciation & Amortization                      396               5,033
 Other Allocated Fixed Costs                        0                   2
 Other Fixed Costs                                111               1,709
                                               ------             -------
Cost of Goods Sold                             10,808             118,478

Gross Profit                                    1,587              16,845

Plant SG&A Expense                                 33                 355
SG&A Expense - Allocation (Sched 1)               313               3,374
 Other Operating Expenses                           -                 415
                                               ------             -------
 Total Operating Expenses                         346               4,144

 Operating Profit                               1,242              12,701

 Outside Interest Income                            -                   -
 Outside Interest (Expense)                         -                  (6)
 Intercompany Interest Income                       -                   -
 Intercompany Interest (Expense)                 (237)             (2,283)
 Charges (From) Affiliates                          -                   -
 Charges To Affiliates                              -                   -
 Gain/(Loss) On Sales Of Assets                   (59)                (59)
 Outside Dividend Income                            -                   -
 Foreign Exchange Gain/(Loss)                       -                   -
Income/Loss From European Operations                -                   -
 Other Income/(Expense)                             -                   -
                                               ------             -------
 Total Non-Operating Expenses                    (296)             (2,348)

 Income Before Income Taxes                       946              10,353

 Income Tax Expense                                33                 388
                                               ------             -------
 Net Income                                       913               9,965
                                               ======             =======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                       August
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                        August
                                                        ------
Officer Compensation                                    $  189
Salary Expense other Employees                             949
Employee Benefits and Pension                              111
Payroll Taxes                                               53
Other Taxes                                                  9
Rent and Lease Expense                                     191
Interest Expense
Insurance                                                   54
Automobile and Truck Expense                                10
Utilities(Gas Electric,Phone)                               42
Depreciation                                                87
Travel and Entertainment                                    99
Repairs and Maintenance                                     36
Advertising/Promotion                                        5
Supplies, Office Expense                                    22

OTHER:
Contributions                                                0
Professional Fees - Audit/Tax                              350
Bank Fees                                                   23
Public Reporting Fees                                      (80)
Employee Relocation/Training                                 1
Data Processing                                             15
Dues and Subscriptions                                      12
Outside Services                                           156
Project Development Costs net of Billings                   21
Director Fees                                               25
Miscellaneous                                                2
Legal Fees                                                   0
Cost Allocation - Europe                                   (78)
Cost Allocation - Out                                     (186)
                                                        ------
                                                        $2,118
                                                        ======

Allocation:
-----------
Wagner Castings                                             191
Northern Castings                                            51
Ironton Iron                                                  0
Lynchburg Foundry                                           193
Columbus Foundry                                            313
Wagner Havana                                                 0
Intermet U.S. Holdings                                      261
Cast-Matic Corp.                                             82
Diversified Diemakers                                       257
Ganton Technologies                                         168
Tool Products                                               137
Corporate                                                   465
                                                         ------
Total                                                    $2,118
                                                         ======

Intermet Corp. and Subsidiaries                                   Case #04-67609
Balance Sheet as of 08-31-05
($000's)

                                               Columbus
                                               Foundry
                                            --------------
Cash And Equivalents                          $       -
Accounts Receivable                              17,091
Short-Term Intercompany Receivables                   9
Inventories                                       7,577
Other Current Assets                                637
                                              ---------
   TOTAL CURRENT ASSETS                          25,314

Land and Buildings                               12,636
 Machinery & Equipment                           78,068
 Construction In Progress                         1,238
                                              ---------
 Total Fixed Assets                              91,942
 Accumulated Depreciation                       (62,785)
                                              ---------
    NET FIXED ASSETS                             29,157

 Investment In Subsidiaries                           -
Investment In European Operations                     -
 Long-Term Intercompany Receivables              38,100
 Deferred Taxes, Long-Term Asset                      -
 Other Assets                                       611
                                              ---------
    TOTAL ASSETS                              $  93,182
                                              =========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
 Accounts Payable                             $   2,244
Wages and Salaries  (See schedule)                  253
Taxes Payable - (See schedule)                      947
                                              ---------
  TOTAL POST PETITION LIABILITIES                 3,444

SECURED LIABILITIES:
SECURED DEBT                                          -

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                 -
 Accrued Tax - State                                  -
 Accrued Property Taxes                               -
 Accrued Workers Comp.                               59
 Accrued Payroll                                      -
Accrued Payroll Taxes                                 -
                                              ---------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES           59

UNSECURED LIABILITIES
Accounts Payable                                 10,120
Senior  & IDR Bonds                                   -
                                              ---------
TOTAL UNSECURED LIABILITIES                      10,120

OTHER LIABILITIES
Accrued Liabilities                               2,746
Short-Term Intercompany Payables                      -

Retirement Benefits                                (683)
Deferred Taxes - Long-Term Liability                  -
Other Long-Term Liabilities                           -
Long-Term Intercompany Payables                   1,336
Minority Interest                                     -
                                              ---------
TOTAL LIABILITIES                                17,022

Common Stock                                          -
Capital In Excess Of Par Value                    4,592
Retained Earnings - Prepetition                  61,603
Retained Earnings - Post Petition                 9,965
Equity In European Operations
 Accumulated Translation Adjustment                   -
 Minimum Pension Liability Adjustment                 -
 Unearned Restricted Stock                            -
                                              ---------
TOTAL SHAREHOLDER EQUITY                         76,160
                                              ---------
 TOTAL LIABILITIES AND EQUITY                 $  93,182
                                              =========

PERIOD ENDED: 08-31-05

                                                  COLUMBUS FOUNDRY                   CASE #04-67609
                                                                                     --------------
                                    SCHEDULE OF POST-PETITION TAX LIABILITY
                                    --------------------------------------------
                                      Balance                                            Balance
                                       as of          Accrued /       Payments /          as of
                                      7-31-05         Withheld         Deposits          8-31-05
                                    ----------      ------------      ----------       ------------
Income tax withheld: Federal        ($ 30,927)      ($  207,412)      $  196,525       ($   41,815)
Income tax withheld: State            (15,129)          (92,727)          88,925           (18,930)
Income tax withheld: Local                  0                 0                0                 0
FICA Withheld                         (28,300)         (161,124)         156,385           (33,038)
Employers FICA                          1,846          (175,856)         156,386           (17,624)
Unemployment Tax: Federal                (940)             (859)               0            (1,800)
Unemployment Tax: State                (3,252)           (3,149)               0            (6,401)
All Other Payroll W/H                 (54,965)         (166,342)         185,159           (36,148)

State Taxes: Inc./Sales/Use/Excise    (63,464)          (71,930)          30,615          (104,778)
Property Taxes                       (349,918)          (15,000)               0          (364,918)

Workers Compensation                 (276,278)          (45,000)               0          (321,278)
                                    ----------      ------------      ----------       ------------

Total                               ($821,325)      ($  939,399)      $  813,996       ($  946,729)

Wages and Salaries                    (30,557)       (2,441,901)       2,219,720          (252,738)
                                    ----------      ------------      ----------       ------------

Grand Total                         ($851,883)      ($3,381,300)      $3,033,716       ($1,199,467)
                                    =========       ===========       ==========       ===========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)     Total      0-30 Days   30-60 Days   Over 60 Days
Accounts Payable              $ 2,243,589  $ 2,243,589    $     0      $      0
Accounts Receivable           $17,416,683  $16,390,876    $63,219      $962,588

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 8/31/2005

                                                                               MONTHLY CASH STATEMENT
                                                                                    CASE # 04-67609
                                                                                   COLUMBUS FOUNDRY
                                                                -------------------------------------------------------
                             ACCOUNT TYPE                         DEPOSIT           AP         PR (HOURLY)  PR (SALARY)
                              ACCOUNT #                          5401086425     2770716492     2770716484   2770716658
                                 BANK                            Stan. Fed.     Stan. Fed.      Stan. Fed.   Stan. Fed.
------------------------------------------------------------    ------------  --------------  ------------  -----------
BEGINNING BANK BALANCE                                                   -                 -             -

RECEIPTS                                                         9,377,793                 0             -            -
TRANSFERS IN (CORPORATE)                                                 -         3,232,254     1,786,778      416,153
DISBURSEMENTS                                                            -        (3,232,254)   (1,786,778)    (416,153)
TRANSFERS OUT (CORPORATE)                                       (9,377,793)                -             -            -
                                                                ----------      ------------  ------------  -----------
ENDING BANK BALANCE                                                      -                 -             -            -

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                              3,302,124
CHECKS ISSUED                                                                      2,691,326
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                          2,351,207.38
CORPORATE DEBIT MEMOS                                                                 25,059
                                                                              --------------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                  $    8,369,717
                                                                              ==============

OUTSTANDING CHECKS AS OF JULY 31                                                     790,341
VOIDED CHECKS OUTSTANDING AS OF JULY 31                                                 (542)
CHECKS ISSUED DURING AUGUST                                                        2,691,326
CHECKS CLEARED DURING AUGUST                                                      (3,141,482) Excludes $90,772 of misc EFT's.
                                                                              --------------
OUTSTANDING CHECKS AS OF AUGUST 31 (SEE OUTSTANDING CHECKLIST)                $      339,644
                                                                              ==============

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
AUGUST 2005

               Vendor                             Total Disbursements
------------------------------------------------  -------------------
ABEL, JOHN N.                                     $     2,642.14
ABSOLUTE IND. SORTING                                     660.00
ACTIVATION, INC.                                       33,041.50
ADP INC                                                 3,016.08
ADULT PROBATION OFFICE                                  1,935.08
AETNA US HEALTHCARE                                     9,952.52
AIR COMPRESSOR TECHNOLOGIES                             1,924.95
AIRGAS DRY ICE                                          2,365.97
AIRGAS SOUTH INC.                                       9,056.91
ALABAMA CHILD SUPPORT PAYMENT                          11,929.29
ALEXANDERSON, ERIC                                        478.22
ALLEGRA PRINT & IMAGING                                 3,443.08
ALLEN RICHARDSON                                          300.00
ALLEN RICHIE                                            1,716.98
ALLEN, JOHN F.                                            139.34
ALLIED MINERAL PRODUCTS INC                            14,058.00
AMERICAN COLLOID COMPANY                              101,932.19
AMERICAN EYE CARE                                       1,611.33
AQUATROL(DIV. OF MOMAR)                                 3,200.00
ATMOS ENERGY                                           68,218.59
AUTOMATION PRODUCTS, INC.                                 815.54
AUTOMOTIVE NEWS                                           348.00
BARBIER, MARK                                             452.44
BARLOWORLD HANDLING LP                                 27,232.12
BEARDSLEY & PIPER, LLC                                  1,558.00
BEAUFORT COUNTY FAMILY COURT                              253.08
BELL SOUTH                                              2,430.84
BERGER ANDERSON                                         1,182.72
BETTY BASS FLOWERS & GIFTS                                 48.15
B-H TRANSFER CO                                        17,866.86
BHA GROUP INC                                           2,423.49
BROADSPIRE SERVICES INC                                22,618.96
BROWNE & SHARPE                                           269.00
BUCK ICE & COAL CO.                                     2,040.61
BUCK POINT GOLF COURSE                                    160.00
C.A. PICARD SURFACE ENGIN                               9,880.00
CAIL TOOL & MACHINERY, INC                              4,188.94
CAMERON & BARKLEY CO.                                     928.85
CARLA DEVITA REED                                         600.00
CARRIER VIBRATING EQUIPMENT, INC.                       2,190.37
CASTROL INDUSTRIAL N A                                  2,144.10
CECO ASSOCIATES                                         2,790.00
CHAMPION CHISEL WORKS, INC.                             4,043.75
CHAPTER 13 TRUSTEE                                     16,518.84
CHEMSEARCH                                                431.01
CINTAS CORP.                                            6,114.78
CIT TECHNOLOGY FIN SERV, INC                            1,196.26
CLERK OF MUNICIPAL COURT                                2,007.99
CLERK OF THE CIRCUIT COURT                                189.70
CLIENT SERVICES ECM (FIDELITY)                            105.10
COBB WIRE ROPE & SLING  CO.                               559.08
COLUMBUS FIRE & SAFETY EQUIP                              114.96
COLUMBUS FOUNDRY PAYROLL (INCLUDES DISB BY CORP)    2,351,207.38
COLUMBUS INDUSTRIAL SUPPLY                              1,998.11
COLUMBUS WATER WORKS                                       11.38
COMMERCIAL STEEL ERECTION,INC.                         25,981.00
CONSTRUCTION MANAGEMENT SERVIC                          6,450.00
CONVERGED NETWORKS                                        575.00
CORINNE T. HURST/CIRCUIT CLERK                            151.00
CRAYTON, GEORGE                                            82.26
CROWN EQUIPMENT CORP.                                   1,305.12
CURTIS REDDING                                          1,428.00
DAN KLEIBER                                             1,000.00
DANIELS, RICHARD                                          689.41
DAUBER COMPANY, INC.                                   81,960.00
DEFENDER SERVICES INC                                  15,338.72
DELL RECEIVABLES L.P.                                     826.46
DISA TECHNOLOGIES                                      15,709.80

COLUMBUS FOUNDRY                                   CASE NO. 04-67609
CASH DISBURSEMENTS
AUGUST 2005

               Vendor                             Total Disbursements
------------------------------------------------  -------------------
DODSON RECOGNITION                                      4,639.96
DYNAMIC AIR INC.                                          247.97
EAGLITE CHEMICALS                                      11,822.00
EARTHLINK INC                                              21.95
EBCO BATTERY CO                                           291.97
EDDIE WILLIAMS                                          6,606.40
EDWARD E. RIFFLE                                          345.00
ELECTRIC MELTING SRVCES SW INC                         38,691.86
ELEVATOR SERVICE COMPANY                                   99.79
ELKEM METALS, INC.                                     51,243.35
ENTERPRISE                                              1,118.79
ENVIRONMENTAL RESOURCE ANALYST                            183.00
ENVIRONMENTAL TECHNOLOGY CORP                              68.40
ETA ENGINEERING, INC.                                 156,155.20
F & B AUTO ELECTRIC SERVICE                               851.19
FANN INSTRUMENT                                         3,385.50
FERGUSON ENTERPRISES                                   10,513.27
FIRST AID OF AMERICA                                    1,274.93
FLETCHER OIL INC.                                       7,965.71
FMC CORPORATION                                           387.81
G E CAPITAL 008                                         7,553.13
GA AUTOMATION CO. INC.                                    999.30
GA VALVE & FITTING CO.                                    985.13
GAYLORD FOUNDRY EQUIPMENT,INC.                            179.26
GENERAL KINEMATICS                                      4,986.95
GENTRY MACHINE WORKS, INC.                             19,650.55
GEORGIA DEPT NATURAL RESOURCES                         14,397.50
GEORGIA INDUSTRY ASSOCIATION                            2,835.00
GEORGIA POWER                                         628,691.31
GLENN PETRIK                                            1,931.52
GLOBAL DOSIMRY SOLUTIONS INC                              118.26
GLOBE METALLURGICAL INC                               293,502.30
GRAYLINK                                                  519.87
GULF TRADING                                           20,700.00
GWINNETT MAGISTRATE COURT                                 690.09
HA INTERNATIONAL LLC                                    6,354.40
HAMILTON, MILLER, HUDSON, & FAYNE                          15.00
HAMMOND CONSTRUCTION CO.                                5,092.00
HARTLEY CONTROLS INC.                                   3,703.68
HARTZ CHICKEN                                             155.23
HASLER MAILING SYSTEMS                                    205.44
HENDERSON ENGINEERING CO.                               5,285.00
HERAEUS ELECTRO-NITE CO.                               14,318.19
HIGGINS TECHNICAL SERVICE                               1,100.00
HOUGHTON INTERNATIONAL                                 10,569.46
IFCO INDUSTRIAL CONTAINER SYS                             512.32
IKON OFFICE SOLUTIONS                                     254.66
IMA                                                        75.00
INDEPENDENT IND. SORT SERVICE                           1,408.25
INDUCTOTHERM CORP.                                     12,092.97
INDUSTRIAL 1 SUPPLY CO.                                19,269.21
INDUSTRIAL COMBUSTION SVCE INC                            526.20
INDUSTRIAL CONTRACTING SERVICE                          4,432.31
INDUSTRIAL METAL FABRICATORS                            4,903.00
INDUSTRIAL PACKAGING CORPORATI                            530.85
INDUSTRIAL VENTILATION INC.                            27,110.00
INSTITUTEOF MANAGEMENT ACCTS                              414.00
INTERNAL REVENUE SERVICE                                1,402.00
INTERNAL REVENUE SERVICE                                  320.00
INTERNATIONAL TREASURER-USAW                           13,387.52
INTERSTATE ELECTRICAL SUPPLY                           52,271.68
JESS W. JACKSON & ASSOCIATES                           13,926.49
JOHNSTONE SUPPLY                                          347.15
KEITH'S LOCK & KEYS                                       159.39
KENT RUDBECK                                            8,289.03
KEVIN MARTIN                                           17,037.81
KNOX PEST CONTROL                                         108.00
KRAUTKRAMER BRANSON, INC.                               2,714.89
LABCORP OF AMERICA HOLDINGS                               864.75

COLUMBUS FOUNDRY                             CASE NO. 04-67609
CASH DISBURSEMENTS
AUGUST 2005

            VENDOR                           TOTAL DISBURSEMENTS
            ------                           -------------------
LAEMPE + REICH CORPORATION                           8,067.26
LAKE, STEVE                                          1,008.85
LAND TRANSPORTATION                                167,147.54
LARPEN METALLURGIAL SERVICE                        125,970.00
LEADING EDGE                                         1,400.00
LIFTSYSTEMS OF GA LLC                                5,566.57
LINDE GAS LLC                                        2,999.67
LORAMENDI, INC                                       5,343.58
MAGISTRATE COURT OF                                    652.11
MANPOWER                                               519.04
MAYS, DANNY J.                                          46.76
MCI CONFERENCING                                       472.46
MCMASTER-CARR SUPPLY CO                                560.34
MERCER                                              10,375.00
MERCER                                               6,172.00
MERCER                                               7,189.00
METALDYNE                                            5,962.50
METALDYNE                                            5,145.00
METOKOTE CORPORATION                               103,047.50
MICHAEL SMITH                                        1,044.00
MIKE & ED'S BAR - B-Q                                  461.07
MIKE GRAY                                            1,500.00
MIKE WINDISH                                         8,434.87
MILLER LANDSCAPING                                     700.00
MILLER URETHANE PRODUCTS,                            3,630.45
MORRIS MATERIAL HANDLING                            40,961.79
MOTION INDUSTRIES, INC.                             38,504.76
MUDGE, DANIEL J                                         40.13
NATIONAL AFFILIATED TECHNOLOGI                       3,190.00
NC CHILD SUPPORT CENTRALIZED                           271.00
NEWCO                                                7,340.11
NORFOLK SOUTHERN CORPORATION                       112,000.00
NORTHSIDE HIGH SCHOOL                                  600.00
OAK MOUNTAIN CONSTRUCTION                           35,411.00
OCCUPATIONAL MEDICINE OF                             1,436.00
ODYSSEY PRINTING & GRAPHICS                          2,792.70
OFFICE DEPOT CREDIT PLAN                             1,812.28
OHIO CSPC                                            1,232.59
OMNISOURCE CORPORATION - COPPER                     72,000.00
OMNISOURCE CORPORATION - STEEL                   1,412,609.51
ORTON                                                   25.72
OVERBY COMPANY, THE                                  1,163.40
OVERHEAD DOOR CO. OF COLUMBUS                          170.00
OWENS, B. ZANE                                         735.97
PACELLI HIGH SCHOOL                                    100.00
PAMELA LASHALL HOLT                                    600.00
PARMER WATER COMPANY                                    76.51
PECHINEY WORLD TRADE                                18,518.81
PERFECT PATTERNS INC.                               77,760.00
PIEDMONT FOUNDRY SUPPLY, INC.                        3,127.82
PIEDMONT NATIONAL CORPORATION                        8,917.64
PITTS TRAILER                                          331.56
POWELL SYSTEMS, INC.                                76,027.50
PREFERRED SOURCING                                   7,624.63
PREMIER FASTNER COMPANY                                334.44
PRIMETRADE, INC.                                   885,388.84
PROVIDENT LIFE                                          84.50
PRYOR GIGGEY COMPANY                                 1,728.00
QPI MULTIPRESS CORP.                                   479.89
R&R SAFETY SHOE SERVICE                              1,446.97
RADIO SHACK                                             74.86
RADIO WHOLESALE MARKETING                              718.17
RAHSHAN WRIGHT                                         541.68
RAY RENTS, INC.                                        470.84
REAVES WRECKING                                     16,073.55
RED HILL GRINDING WHEEL CORP.                        3,277.15
REED, CHRIS                                            130.93
REFRACTORY SALES & SERVICE CO.                       3,220.80
REYNOLDS SUPPLY CO.                                  4,037.77

COLUMBUS FOUNDRY                             CASE NO. 04-67609
CASH DISBURSEMENTS
AUGUST 2005

            VENDOR                           TOTAL DISBURSEMENTS
            ------                           -------------------
RICHARD DANIELS                                        116.67
RIKEN OF AMERICA, INC.                              17,792.51
ROBERTS SINTO CORPORATION                              491.96
RODGERS METAL CRAFT, INC.                           20,488.36
RUSS THUROW                                          6,000.00
SAFETY SOUTH                                        18,235.34
SAFETY-KLEEN CORP.                                     582.81
SAM'S WELDING                                          444.00
SCORE, INC                                          16,430.00
SCOTT, LEO                                              82.26
SERVICE FIRST, INC.                                  1,257.52
SHANNON BAKER ASSOCIATES, INC.                      32,833.00
SHEMWELL, DAVID                                      2,729.20
SHOES'N COMPANY                                      2,019.92
SIMPSON TECHNOLOGIES                                 2,275.96
SMITH GRAY ELECTRIC CO., INC.                        6,552.13
SMITH, MIKE                                            488.92
SOUTHERN STATES TOYOTALIFT                          47,612.49
SPAR SPECIALTY REFRACTORIES                         12,672.00
SPECIALTY FOUNDRY PRODUCT                           11,338.73
SPRINT                                                  39.41
SPRINT PCS                                           4,421.70
STATE CENTRAL UNIT                                     640.00
STATE COLLECTION & DISBUREMENT                         500.00
STERICYCLE, INC.                                        79.06
STREET, DANIEL                                         821.75
SUPREME CORES OF THE CAROLINAS                      15,557.50
TECHNICAL SERVICES GROUP INC                         8,109.90
THE BUSINESS RESOURCE CENTER                           270.00
THE MODAL SHOP                                         275.89
THE NEW KEIBLER-THOMPSON CO.                         6,988.00
THOMAS DUNN                                            217.77
TRANS-MAN LOGISTICS, INC.                           99,792.73
TRIPLE M MANUFACTURING, INC.                        11,200.00
U.S. DEPT OF EDUCATION                                 281.67
U.S. DEPT OF LABOR                                   3,375.00
UMETCO, INC                                         77,910.00
UNIFRAX                                                561.60
UNIMIN CORPORATION                                  26,997.30
UNITED WAY CHATTAHOOCHEE CTY                         1,316.00
VALLEY LANGUAGE SERVICES                               700.00
VESUVIUS U.S.A.                                     19,425.42
VICTORIA BODLEY                                        200.00
VOLVO RENTS                                         10,949.00
VORNE INDUSTRIES, INC.                               4,460.49
VULCAN ELECTRO COATING                              18,747.78
VULCAN ENGINEERING CO.                                 493.85
WALL STREET JOURNAL                                    115.03
WALLS, DAVID                                           163.06
WARD, WILLIAM H.                                       598.24
WARNER PAINT & DECORATING CENT                       1,084.01
WARR GRADING CONTRACTOR                             23,712.00
WASTE MANAGEMENT                                     2,183.09
WHEELABRATOR ABRASIVES, INC.                        40,674.00
WHEELABRATOR INTERNATIONAL                           9,910.37
WILLIAM A.KIBBE & ASSOCIATES                         2,805.00
WINGATE INN                                            280.44
YANCEY BROS. CO.,                                   23,761.68
                                               --------------

                                               $ 8,369,717.36

COLUMBUS FOUNDRY
CASE NO. 04-67609
AT 8/31/05

COLUMBUS FOUNDRY - BANK RECONCILIATION

Bank Balance                      $         -

Actual Outstanding Checks          339,643.67

Unadjusted GL Balance              339,643.67
                                  -----------

Difference                        $         -
                                  ===========

COLUMBUS FOUNDRY
OUTSTANDING CHECK LIST
CASE NO. 04-67609

  DATE      CHECK     OUTSTANDING
3/11/05     18449          23.95
7/21/05     21210       9,108.00
7/26/05     21300       5,250.00
7/26/05     21339       1,029.82
7/28/05     21410         500.00
 8/4/05     21507       6,450.00
 8/9/05     21580       1,100.00
 8/9/05     21608         139.34
 8/9/05     21615       1,008.85
8/18/05     21742         660.00
8/18/05     21746         815.54
8/18/05     21777          45.62
8/18/05     21807         600.00
8/18/05     21819      27,135.00
8/23/05     21835         689.31
8/23/05     21836          99.79
8/23/05     21841         205.44
8/23/05     21848       5,962.50
8/23/05     21858       5,000.00
8/23/05     21868       4,460.49
8/23/05     21874       9,952.52
8/23/05     21881       2,007.99
8/23/05     21882         189.70
8/23/05     21883         151.00
8/23/05     21885       4,639.96
8/23/05     21890         652.11
8/23/05     21894         541.68
8/23/05     21899         500.00
8/23/05     21901         281.67
8/23/05     21902         200.00
8/23/05     21905      31,998.00
8/25/05     21911       1,658.45
8/25/05     21912       2,768.09
8/25/05     21914         458.21
8/25/05     21915         983.00
8/25/05     21916         710.00
8/25/05     21917         438.06
8/25/05     21918         526.20
8/25/05     21919       1,174.48
8/25/05     21923         271.27
8/25/05     21929          25.65
8/25/05     21930         250.00
8/25/05     21932       2,030.40
8/25/05     21933      12,924.10
8/25/05     21936         500.00
8/25/05     21937       4,638.86
8/25/05     21939       1,611.33
8/25/05     21940          68.40
8/25/05     21945       5,145.00
8/25/05     21947          39.41
8/25/05     21948       1,250.00
8/25/05     21949          93.48
8/25/05     21950      25,981.00
8/25/05     21951     154,700.00

                      339,643.67

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                         Period Ending: AUGUST 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:    COLUMBUS FOUNDRY, L.P.             Capacity:         ___    Shareholder
         Case Number: 04-67609                                ___    Officer
                                                              ___    Director
                                                              ___    Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:         Weekly            or               Monthly

                                   _______                            _______

CURRENT BENEFITS PAID:             Weekly            or               Monthly

          Health Insurance         _______                            _______

          Life Insurance           _______                            _______

          Retirement               _______                            _______

          Company Vehicle          _______                            _______

          Entertainment            _______                            _______

          Travel                   _______                            _______

          Other Benefits           _______                            _______

          Total Benefits           _______                            _______

CURRENT OTHER BENEFITS PAID:       Weekly            or               Monthly

          Rent Paid                _______                            _______

          Loans                    _______                            _______

          Other (Describe)         _______                            _______

          Other (Describe)         _______                            _______

          Other (Describe)         _______                            _______

          Total Other Payments     _______                            _______

CURRENT TOTAL OF ALL PAYMENTS:     Weekly            or               Monthly

                                   _______                            $0

Dated: SEPTEMBER 23, 2005               ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                          Columbus Foundry, L.P.
                                                          Case Number: 04-67609

                     Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE               CARRIER                    POLICY PERIOD
--------------               -------                    -------------
Property                     Lloyds                     11/1/04-11/1/05
Boiler/Machine               Hartford                   11/1/04-11/1/05
Cargo                        Fireman's Fund             11/1/04-11/1/05
Truck Cargo                  Fireman's Fund             11/1/04-11/1/05

Aviation                     USAIG                      11/1/04-11/1/05

Fiduciary                    St. Paul                   11/1/04-11/1/05

Primary D&O                  St. Paul                   11/1/04-11/1/05
Excess D&O                   Chubb                      11/1/04-11/1/05
Excess D&O                   Platte River               11/1/04-11/1/05

Crime                        AIG                        12/1/04-12/1/05

General Liability            ACE                        12/22/04-12/22/05
Umbrella                     National Union             12/22/04-12/22/05

Workers' Comp                ACE                        12/22/04-6/22/05
                                                        & 6/22/05-12/22/05

Excess Workers' Comp         ACE                        12/22/04-12/22/05

Auto                         ACE                        12/22/04-12/22/05

Foreign (DIC)                ACE                        12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED AUGUST 31, 2005:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67612
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
DIVERSIFIED DIEMAKERS, INC.                 )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

        [X]       Operating Statement                         (Form 2)

        [X]       Balance Sheet                               (Form 3)

        [X]       Summary of Operations                       (Form 4)

        [X]       Monthly Cash Statement                      (Form 5)

        [X]       Statement of Compensation                   (Form 6)

        [X]       Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)
                                                             YES [X]       NO[ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)
                                                             YES [X]       NO[ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)
                                                             YES [X]       NO[ ]

5. All United States Trustee Quarterly fees have been paid and are current
                                                             YES [X]       NO[ ]

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)
                                                             YES [X]       NO[ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: SEPTEMBER 23, 2005              /s/ Robert E. Belts
                                       -----------------------------------------
                                       Debtor In Possession

                                       Chief Financial Officer    (248) 952-2500
                                       -----------------------    --------------
                                       Title                      Phone

Intermet Corp. and Subsidiaries
Opening Statement
For the Month Ended 8-31-05
($000's)                                        CASE #04-67612

                                                 DIVERSIFIED
                                                  DIEMAKERS
                                      ---------------------------------
                                      Current Month  Total Since Filing
                                      -------------  ------------------
Net Sales                                 7,142            78,618

Cost of Goods Sold
Materials and Freight                     2,133            26,307
Wages - Hourly                            1,386            14,789
Wages-Salary                                161             1,670
Employee Benefits and Pension               671             8,348
 Repairs & Maintenance                      473             4,563
Supplies                                    125             1,445
Utilities                                   252             2,818
Purchased Components/Services                 -                 -
Income(loss) from Pattern Sales              76             1,829
 Fixed Asset - (gain/loss)                    -                 -
 MIS Expense                                  -                 -
 Travel & Entertainment                       6                46
 Other Variable Costs                       370             5,071
 Depreciation & Amortization                768             7,531
 Other Allocated Fixed Costs                280             3,737
 Other Fixed Costs                          167             1,590
                                          -----            ------
Cost of Goods Sold                        6,868            79,744

Gross Profit                                274            (1,126)

Plant SG&A Expense                            -                (6)
SG&A Expense - Allocation (Sched 1)         257             2,776
 Other Operating Expenses                     -               551
                                          -----            ------
 Total Operating Expenses                   257             3,321

 Operating Profit                            17            (4,447)

 Outside Interest Income                      -                 -
 Outside Interest (Expense)                   -                 -
 Intercompany Interest Income                 -                 -
 Intercompany Interest (Expense)           (238)           (2,327)
 Charges (From) Affiliates                    -                 -
 Charges To Affiliates                        -                 -
 Gain/(Loss) On Sales Of Assets               -                13
 Outside Dividend Income                      -                 -
 Foreign Exchange Gain/(Loss)                 -                 -
Income/Loss From European Operations          -                 -
 Other Income/(Expense)                       -                 -
                                          -----            ------
 Total Non-Operating Expenses              (238)           (2,314)

 Income Before Income Taxes                (221)           (6,761)

 Income Tax Expense                           -                41

                                          -----            ------
 Net Income                                (221)           (6,802)
                                          =====            ======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                       August
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                              August
                                              ------
Officer Compensation                          $   189
Salary Expense other Employees                    949
Employee Benefits and Pension                     111
Payroll Taxes                                      53
Other Taxes                                         9
Rent and Lease Expense                            191
Interest Expense
Insurance                                          54
Automobile and Truck Expense                       10
Utilities(Gas Electric,Phone)                      42
Depreciation                                       87
Travel and Entertainment                           99
Repairs and Maintenance                            36
Advertising/Promotion                               5
Supplies, Office Expense                           22

OTHER:
Contributions                                       0
Professional Fees - Audit/Tax                     350
Bank Fees                                          23
Public Reporting Fees                             (80)
Employee Relocation/Training                        1
Data Processing                                    15
Dues and Subscriptions                             12
Outside Services                                  156
Project Development Costs net of Billings          21
Director Fees                                      25
Miscellaneous                                       2
Legal Fees                                          0
Cost Allocation - Europe                          (78)
Cost Allocation - Out                            (186)
                                              -------
                                              $ 2,118
                                              =======

Allocation:

Wagner Castings                               191
Northern Castings                              51
Ironton Iron                                    0
Lynchburg Foundry                             193
Columbus Foundry                              313
Wagner Havana                                   0
Intermet U.S. Holdings                        261
Cast-Matic Corp.                               82
Diversified Diemakers                         257
Ganton Technologies                           168
Tool Products                                 137
Corporate                                     465
                                           ------
Total                                      $2,118
                                           ======

Intermet Corp. and Subsidiaries
Balance Sheet as of 08-31-05                 CASE #04-67612

                                               DIVERSIFIED
                                                DIEMAKERS
                                               -----------
 Cash And Equivalents                           $      26
 Accounts Receivable                               10,065
 Short-Term Intercompany Receivables                    -
 Inventories                                       17,633
 Other Current Assets                               1,038
                                                ---------
    TOTAL CURRENT ASSETS                           28,762

 Land and Buildings                                16,395
  Machinery & Equipment                            58,645
  Construction In Progress                          1,272
                                                ---------
  Total Fixed Assets                               76,312
  Accumulated Depreciation                        (47,533)
                                                ---------
     NET FIXED ASSETS                              28,779

  Investment In Subsidiaries                            -
 Investment In European Operations                      -
  Long-Term Intercompany Receivables               40,200
  Deferred Taxes, Long-Term Asset                       -
  Other Assets                                          -
                                                ---------

     TOTAL ASSETS                               $  97,741
                                                =========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES

 Accounts Payable                               $   1,237
 Wages and Salaries  (See schedule)                   308
 Taxes Payable - (See schedule)                       925
                                                ---------
   TOTAL POST PETITION LIABILITIES                  2,470

 SECURED LIABILITIES:

 SECURED DEBT                                           -

 PRE-PETITION LIABILITIES:

 Taxes and Other Priority Liabilities:

  Accrued Income Taxes                                  -
  Accrued Tax - State                                   -
  Accrued Property Taxes                                -
  Accrued Workers Comp                              1,186
  Accrued Payroll                                       -
 Accrued Payroll Taxes                                  -
                                                ---------
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES         1,186

 UNSECURED LIABILITIES

 Accounts Payable                                   6,278
 Senior  & IDR Bonds                                    -
                                                ---------
 TOTAL UNSECURED LIABILITIES                        6,278

 OTHER LIABILITIES

 Accrued Liabilities                                3,968
 Short-Term Intercompany Payables                       2

  Retirement Benefits                               1,145
  Deferred Taxes - Long-Term Liability                  -
  Other Long-Term Liabilities                         689
  Long-Term Intercompany Payables                       -
  Minority Interest                                     -
                                                ---------
  TOTAL LIABILITIES                                15,738

  Common Stock                                          -
  Capital In Excess Of Par Value                  110,000
 Retained Earnings - Prepetition                  (21,195)
 Retained Earnings - Post Petition                 (6,802)
 Equity In European Operations
  Accumulated Translation Adjustment                    -
  Minimum Pension Liability Adjustment                  -
  Unearned Restricted Stock                             -
                                                ---------
 TOTAL SHAREHOLDER EQUITY                          82,003

                                                ---------
  TOTAL LIABILITIES AND EQUITY                  $  97,741
                                                =========

PERIOD ENDED: 08-31-05         DIVERSIFIED DIEMAKERS, INC.        CASE #04-67612

                      SCHEDULE OF POST-PETITION TAX LIABILITY

                                       Balance                                         Balance
                                        as of          Accrued /       Payments /        as of
                                      07/31/05         Withheld         Deposits       08-31-05
                                     ------------     ------------     ----------     ------------
Income tax withheld: Federal         ($   30,338)     ($  178,593)     $  190,660     ($   18,271)
Income tax withheld: State                (9,577)         (56,725)         60,524          (5,779)
Income tax withheld: Local                     0                0               0               0
FICA Withheld                            (24,445)        (139,400)        149,309         (14,535)
Employers FICA                           (24,445)        (139,398)        149,308         (14,536)
Unemployment Tax: Federal                   (227)            (760)            891             (96)
Unemployment Tax: State                     (907)          (3,040)          3,563            (383)
All Other Payroll W/H                    (91,618)        (264,252)        308,949         (46,920)

State Taxes: Inc./Sales/Use/Excise        (1,830)          (9,573)          6,869          (4,534)
Property Taxes                          (287,164)         (38,289)              0        (325,453)

Workers Compensation                    (419,473)        (133,449)         58,592        (494,330)
                                     -----------      -----------      ----------     -----------
TOTAL                                ($  890,023)     ($  963,478)     $  928,665     ($  924,836)

Wages and Salaries                      (317,423)      (1,323,273)      1,332,891        (307,806)
                                     -----------      -----------      ----------     -----------
GRAND TOTAL                          ($1,207,447)     ($2,286,751)     $2,261,555     ($1,232,642)
                                     ===========      ===========      ==========     ===========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)             Total             0-30 Days          30-60 Days        Over 60 Days
Accounts Payable                      $ 1,236,534          $1,213,060          $ 31,941          ($  8,467)
Accounts Receivable                   $10,064,754          $8,783,300          $900,705           $380,749

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 8/31/2005

                                                                          MONTHLY CASH STATEMENT

                                                                             CASE # 04-67612
                                                                       DIVERSIFIED DIE MAKERS (MONROE)
                                                          --------------------------------------------------------------
           ACCOUNT TYPE                      LOCKBOX            AP           CHECKING         CHECKING          PR
            ACCOUNT #                       5402530991      2770721732      5045182027       5970758593     2770721740
              BANK                          Stand Fed        Stand Fed    Bank of America      UMB Bank      Stand Fed
                                          --------------  --------------  ---------------  --------------  -------------
BEGINNING BANK BALANCE                               -               -                -             -              -
RECEIPTS                                     5,815,267               -                -           527              -
TRANSFERS IN (CORPORATE)                             -       1,524,850                -             -        982,808
DISBURSEMENTS                                        -      (1,524,850)            (195)          (12)      (982,808)
TRANSFERS OUT (CORPORATE)                   (5,815,267)              -                -             -              -
                                            ----------     -----------             ----           ---       --------
ENDING BANK BALANCE                                  -               -             (195)          515              -

MATERIALS & OTHER DISBURSEMENTS
 PAID FOR BY CORPORATE                                       2,342,736
CHECKS ISSUED                                                1,383,604
PAYROLL DISBURSED (INCLUDES PAYROLL
 PAID BY CORPORATE)                                          1,768,158
CORPORATE DEBIT MEMOS                                           62,825
                                                           -----------
TOTAL DISBURSEMENTS (SEE TOTAL
 DISBURSEMENTS RECONCILIATION)                             $ 5,557,323
                                                           ===========

OUTSTANDING CHECKS AS OF JULY 31                               263,829
VOIDED CHECKS OUTSTANDING AS OF JULY 31                           (166)
CHECKS ISSUED DURING AUGUST                                  1,383,604
CHECKS CLEARED DURING AUGUST                                (1,524,850)
                                                           -----------
OUTSTANDING CHECKS AS OF AUGUST 31
 (SEE OUTSTANDING CHECKLIST)                               $   122,417
                                                           ===========

DIVERSIFIED DIEMAKERS, INC.                                   CASE NO. 04-67612
CASH DISBURSEMENTS
AUGUST 2005

                VENDOR                          TOTAL DISBURSEMENTS
------------------------------------            -------------------
A & S PRINTING SERVICE                            $    6,295.50
ABRASIVE MATERIALS, LLC                                8,680.00
ACCURATE EXHAUST                                         400.00
ACCUTHERM INC.                                           294.43
ACE INSURANCE                                         58,591.93
ACHESON COLLOIDS COMPANY                               3,267.00
ADECCO EMPLOYMENT SERVICES                            22,429.23
AIR PRODUCTS & CHEMICALS, I                            4,827.67
ALBERT MILES                                              15.00
ALLIED WASTE SERVICES                                  1,874.91
ALRO MASCO ST. LOUIS                                     264.64
ALTORFER MACHINERY COMPANY                               148.60
AMACOR                                               113,400.00
AMERICAN GLASS                                           200.00
AMERICAN TANK & FABRICATING CO                        36,661.00
AMI PIPE AND SUPPLY CO.                                5,622.10
APPLEBEE TREE FLOWERS & GIFTS                             78.97
ARISTOCAST, INC.                                          55.48
ASI - DATAMYTE                                         6,688.65
AT&T                                                      52.34
AT&T                                                      86.71
ATMOS ENERGY                                           1,673.22
AWERKAMP MACHINE CO.                                   7,595.81
B.C. MACDONALD & COMPANY                               3,130.06
B.S. METALLURGY, INC.                                  4,808.03
BABBY WILLIAMS                                           432.40
BALZERS TOOL COATING INC.                                115.84
BANK OF AMERICA                                        6,935.17
BANNER FIRE EQUIPMENT INC.                             1,756.15
BANNER MACHINE TOOL&SUPPLY CO                            399.25
BAX GLOBAL                                             3,363.16
BDC, INC.                                             15,943.58
BETTY MAYFIELD                                           195.00
BILL BOEHL                                                26.25
BLEIGH READY MIX CO.                                     870.74
BLICK'S CONSTRUCTION CO., INC.                         6,360.00
BOBBY WILSON                                           1,200.00
BODLE DIAMOND INDUSTRIES                                 154.00
BOKUM TOOL COMPANY, INC.                               1,268.17
BOULEVARD PROPERTIESM, LLC.                              821.25
BRAD HUDSON                                               10.13
BRAHLER'S TRUCKERS SUPPLY INC                            262.53
BRENT DUDGEON (EMPLOYEE)                               1,279.76
BUCKMAN'S CONVENIENCE STORE                            1,599.65
BURST MACHINERY COMPANY                                  979.82
BUSCH PRECISION INC.                                   3,660.00
C.I.C.S. C/O                                             392.75
CANFIELD & JOSEPH, INC.                                  712.60
CAPE ELECTRICAL SUPPLY, INC.                           7,591.12
CARLTON-BATES COMPANY                                    769.14
CAROL KING                                               106.45
CAROLYN A. GRAINGER                                   17,961.00
CASTING EQUIPMENT & SUPPLY                             1,024.45
CBIZ ACCOUNTING                                        1,665.00
CENTERLINE (WINDSOR) LTD                                 567.06
CENTRAL WELDING SUPPLIES, INC.                        33,457.48
CENTURYTEL                                             2,784.51
CENTURYTEL OF SOUTHWEST MO                                21.53
CHARLIE SMOOT (EMPLOYEE)                                  78.75
CHEM-TREND INCORPORATED                                1,377.19
CHINN ENTERPRISES, LLC                                21,644.00
CHRISTY REFRACTORIES COMPANY                           8,941.70
CITY OF MONROE CITY                                  120,526.67
CITY OF SHELBINA                                          58.47
CLEAN WATER SOLUTIONS                                     59.72
CMS COMMUNICATIONS, INC.                                 342.64
COGSDILL ENTERPRISES  INC                                367.44
COMPUTERLAND OF QUINCY                                   257.52

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
AUGUST 2005

                VENDOR                          TOTAL DISBURSEMENTS
------------------------------------            -------------------
CONSOLIDATED PRODUCTS                                     55.04
CONTAINER DISTRIBUTERS INC.                            6,078.20
CONTROL-AIR, INC.                                      1,011.61
COPPER & BRASS SALES                                     413.74
CORROSION PRODUCTS INC.                                   16.90
CRESCENT ELECTRIC SUPPLY CO                           11,830.06
CRESCENT PARTS & EQUIP.                                  386.27
CROSS HULLER DRILLUNIT                                    22.82
CROWN LINEN SERVICE, INC.                              2,045.32
DAN FOSTER (EMPLOYEE)                                     92.53
DANA CORPORATION                                     434,828.00
DANIEL SKAGGS                                          1,119.29
DAVIS TOOL & DIE                                     172,100.00
DCT INDUSTRIAL SUPPLY                                     85.80
DEAD SEA MAGNESIUM LTD                               322,167.51
DEBBIE LEWIS                                              30.00
DELL MARKETING L.P.                                    1,171.03
DEVLIEG-BULLARD II, INC.                                  58.50
DIEMER & ASSOCIATES                                    1,257.78
DIVERSIFIED DIEMAKERS(EMPLOYEE RELATED)                2,339.45
DON HAYS (EMPLOYEE)                                    1,685.52
DON POAGE                                                456.59
DONNIE MORRIS                                             15.00
DOORS & MORE                                             659.74
DOUG BELDON                                               75.00
DURA-BAR METAL SERVICES                                  196.62
DWYER INSTRUMENTS, INC.                                  217.14
EASTERN ALLOYS                                       170,734.16
EFD, INC.                                                221.13
E-JAY THERMO PRODUCTS, INC.                              162.94
ELECTRODES, INC.                                       1,601.22
EMED COMPANY, INC.                                       307.26
ENGINEERED LUBRICANTS CO.                              9,089.62
ENGINEERED PRODUCTS                                    5,638.88
ENGINEERED SALES                                          55.50
ERIC LAMB                                                218.15
FALCON TOOL CO., INC.                                    166.02
FANUC ROBOTICS NORTH AMERICA                           4,180.20
FARRER PUMP & MACHINERY CO.                               33.77
FASTENAL COMPANY                                       4,438.80
FEDEX                                                  1,275.12
FLO-PRODUCTS COMPANY                                     435.38
FRANK FLORI EQUIPMENT CO.                                472.56
FRENCH GERLEMAN ELECTRIC CO.                          13,147.70
G.H. TOOL & MOLD                                      10,031.00
G.S. ROBINS AND COMPANY                                  805.90
GARY SHOEMAKER                                            45.00
GARY WILLIAMSON                                           90.00
GARY YAGER                                               839.68
GASKET & SEAL FABRIC. INC.                               106.05
GATEWAY METALS INC.                                   34,462.13
GATEWAY PHARMACY                                          92.43
GEO. C. POTTERFIELD TRUCKING                             300.00
GEOLOGISTICS AMERICAS INC                              2,683.00
GETZ FIRE EQUIPMENT CO.                                8,523.94
GRAINGER                                              12,030.83
GREENFIELD COMMERCIAL CREDIT                             920.00
GREG BRIDGMAN                                            112.45
GSI LUMONICS                                             431.23
HANNIBAL BOARD OF PUBLIC WORKS                        26,721.31
HANNIBAL CLINIC INC.                                     465.00
HANNIBAL COURIER-POST                                    356.50
HANNIBAL INDUSTRIAL PAINTIN                              190.00
HANNIBAL REGIONAL HOSPITAL                               270.00
HARTWIG, INC.                                            196.10
HEINTZ ELECTRIC COMPANY                                9,527.65
HELCO PRECISION TOOLS & GAGES                            640.46
HILLYARD FLOOR CARE SUPPLY                               119.28
HTE TECHNOLOGIES                                      12,311.27

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
AUGUST 2005

                VENDOR                          TOTAL DISBURSEMENTS
------------------------------------            -------------------
ICONNECT                                                 101.60
IDG USA, LLC                                          20,184.78
IDRAPRINCE, INC.                                      14,150.80
ILLINI ENVIRONMENTAL INC.                              6,000.00
INDUSTRIAL FINISHING SERVICES                         10,142.97
INDUSTRIAL INNOVATIONS INC                                54.10
INDUSTRIAL PROCESS EQUIP GROUP                         3,270.82
INDUSTRIAL STRAINER COMPANY                            1,741.32
INSIGHT/HARDDRIVES INT'L.                              1,722.33
INTECH EDM                                               685.69
INT'L SURFACE PREPARTION CORP                          3,166.22
IOWA MACHINERY & SUPPLY                                  679.08
ISA, INC                                                 481.25
JACKSON BROS-HEARTLAND                                 2,391.32
JASON STARK (EMPLOYEE)                                    45.36
JEFF SPALDING (EMPLOYEE)                                 668.29
JENZANO, INC.                                            260.60
JERHEN INDUSTRIES, INC.                                  259.74
JERICO INC.                                              456.76
JET BULK OIL                                             590.80
JOE GASS (EMPLOYEE)                                       45.00
JOHN HENRY FOSTER CO.                                  2,539.34
JOHN LONG                                                 75.75
JOHN SAKACH CO OF ST. LOUIS                              872.76
JOSEPH TAUSER & ASSOCIATES INC                           378.89
JOST MACHINERY COMPANY                                   213.26
KARLA WATSON                                              12.00
KENNY'S SERVICE CENTER                                    56.51
KEVIN BICHSEL (EMPLOYEE)                                  37.75
KEVIN PETERS (EMPLOYEE)                                   15.00
KONIECZNY TOOL & DIE                                  15,933.32
L.N. BROSS                                             9,082.24
LARLETA BRINKLEY                                          10.00
LEANDER LUBRICANTS                                       385.65
LEBANON POLICE DEPARTMENT                                  4.00
LEO O'LAUGHLIN, INC.                                   2,600.00
LESLIE SHUCK                                             144.95
LISA MARTIN (EMPLOYEE)                                   435.73
LISA OBERT (EMPLOYEE)                                     75.00
LITTLE DOG AUTO PARTS                                    288.20
LIZ GREENHILL                                             32.27
LOWRY COMPUTER PRODUCTS INC                              247.36
LUBY EQUIPMENT SERVICES                                2,470.89
MANPOWER                                               5,049.05
MARK TWAIN SUPPLY CO.                                  8,073.37
MARK UTTERBACK (EMPLOYEE)                                 41.37
MARLON BUSINESS FORMS                                    319.61
MARTIN'S TRUE VALUE HARDWARE                             270.78
MARVEL ENGINEERING COMPANY                               215.25
MC MACHINERY SYSTEMS, INC.                               824.00
MCCLINTIC COMMUNICATION                                4,265.85
MCMASTER-CARR SUPPLY COMPANY                             795.30
MERCER                                                 4,067.00
MERRICK MACHINERY CO.                                  1,448.49
MFA OIL CO.                                            2,720.00
MICROTEK                                               3,743.00
MIDLAND INDUSTRIES, INC.                             135,835.37
MIDWEST INSTRUMENT CO.                                   182.40
MISSOURI DEPARTMENT OF REVENUE                            78.50
MISUMI USA INC.                                          341.10
MOLD-TECH ILLINOIS                                       794.14
MONROE AUTO PARTS                                        298.56
MONROE CITY SHELTER WORK SHOP                         19,547.11
MONROE PAYROLL (INCLUDES DISB BY CORP)             1,768,157.57
MONROE TIRE & BATTERY                                    393.21
MOTION INDUSTRIES, INC                                10,127.99
MOYERS SERVICE CENTER &                                  469.29
MSC INDUSTRIAL SUPPLY CO.                              2,305.73
MUNICIPAL TOOL & MACHINERY CO                            263.34

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
AUGUST 2005

               VENDOR                     TOTAL DISBURSEMENTS
---------------------------------------   -------------------
MVI, INC.                                           806.69
NALCO COMPANY                                     7,029.51
NATIONAL KARD                                       145.50
NEFF POWER INC.                                   4,873.90
NEWARK INONE                                      1,326.76
NINH FUNKENBUSCH                                    163.31
ONEOK ENERGY MARKETING COMPANY                   48,095.74
PALMYRA BOARD OF PUBLIC WORKS                    64,470.14
PALMYRA HARDWARE                                     29.70
PAMIDA                                                2.90
PAPPAS STAINLESS & ALLOY, INC.                      730.00
PATTERSON MOLD AND TOOL, INC.                    24,500.00
PAULO PRODUCTS CO.                                4,801.37
PHELPS ASSOCIATES, INC.                             244.28
POLAR ICE CO.                                       235.50
PRECISION INTERNATIONAL CORP.                     1,049.70
PRECISION TOOL COMPANY                              232.12
PROFORMA                                            356.40
PROGRESSIVE COMPONENTS                              284.93
PRO-PACK TESTING LABORATORY                       1,920.00
PROVIDENT LIFE                                      113.75
PRUDENTIAL INSURANCE                             12,535.33
PURCHASE PARTNERS                                 4,590.00
QSR GROUP, INC.                                   3,098.53
QUALITY SERVICE GROUP                               900.00
QUEST QUALITY SERVICES                            1,183.50
QWEST COMMUNICATIONS                                666.02
RADCO INDUSTRIES                                  3,908.17
RADLEY CORPORATION                                4,312.00
RAMAIR                                              426.24
REMACOR, INC.                                    13,736.25
REN POTTERFIELD TRUCKING, INC.                       41.86
RES MANUFACTURING COMPANY                        38,787.70
REX-BUCKEYE CO., INC.                             1,295.00
RICHARD GREENE CO.                                1,064.92
RICHARDS ELECTRIC MOTOR CO.                         398.00
RIMROCK                                           1,459.72
ROBEY BUILDING SUPPLY, INC.                         236.35
ROBOHAND, INC                                       702.95
ROCHESTER TOOL & CUTTER                             838.50
ROCKFORD DRILL HEAD, INC.                        16,980.00
ROCKFORD SYSTEMS, INC.                                6.17
ROSE METAL INDUSTRIES                             2,546.75
ROTO-FINISH CO                                      168.22
ROTOLITE OF ST.LOUIS INC                             99.00
RTD OFFICE PRODUCTS                                 541.95
RUSTIC OAK CABIN RESTAURANT                       1,033.20
SAFETY-KLEEN SYSTEMS                              1,244.91
SANITATION STRATEGIES LLC                           957.96
SBC                                               1,592.53
SCHWADA BUILDERS, INC.                            5,212.00
SCOTT SPECIAL TOOLS, INC.                         3,012.44
SCOTT WILLIAMS (EMPLOYEE)                           231.73
SEALCRAFT, INC.                                   2,205.00
SEARS COMMERCIAL ONE                                 45.70
SEMBLEX CORP.                                     5,776.15
SEMCO, INC.                                         358.52
SHANNAHAN CRANE & HOIST, INC.                       966.57
SHARP BROS. INC                                   1,207.50
SHERMAN                                           5,425.00
SHERYL HAYS (EMPLOYEE)                              207.50
SLIDEMATIC PRODUCTS COMPANY                       1,147.68
SLOAN INDUSTRIES INC                             17,193.00
SMITH CENTRAL SUPPLY INC.                           201.06
SOLUTIA INC                                       1,322.90
SOUND SOLUTIONS                                     696.53
SOUTHWESTERN BELL                                   644.35
SPAN AMERICA, INC.                                  215.94
SPAN DE MEXICO                                      350.00

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
AUGUST 2005

               VENDOR                     TOTAL DISBURSEMENTS
---------------------------------------   -------------------
SPARTAN LIGHT METAL                              35,534.40
SPECTRA COMMUNICATIONS GROUP                        268.63
SPECTRO ALLOYS CORP                             230,874.41
SPECTRONICS                                       2,170.00
SPHERION CORPORATION                              5,254.23
SPINCRAFT                                           772.90
SPRINT                                            5,465.40
ST. LOUIS BOILER SUPPLY                              61.60
STACY FOUTES (EMPLOYEE)                              75.00
STERLING COMMERCE-NETWORK                         1,500.72
STERLING SIZE REDUCTION                             554.00
STERLING, INC.                                    2,195.50
STEVE SWON                                          127.50
STRIPMATIC PRODUCTS INC                           1,018.80
SUNNEN PRODUCTS COMPANY                           2,033.01
SUNRISE CREDIT SERVICES INC                          25.00
SUNSOURCE                                         3,244.57
SUPPLIER DEVELOPMENT INC                          2,992.50
SYMMCO, INCORPORATED                             42,364.45
T.F. EHRHART COMPANY                              4,527.67
TELESIS TECHNOLOGIES INC                            373.57
TEMTRON, INC.                                       438.76
TENNANT                                           1,957.31
TERRY MOOK                                           75.00
THE LAKE GAZETTE                                     45.00
THE ST. LOUIS DISTRIBUTION                       21,722.00
THREE BOND INTERNATIONAL INC.                     5,292.00
TIFFIN FOUNDRY & MACHINE, INC.                    2,570.00
TOM DEITZMAN (EMPLOYEE)                              60.00
TOM WATSON (EMPLOYEE)                                95.62
TOOLING ASSOCIATES                                  667.36
TOYOTA TSUSHO AMERICA INC                        28,603.92
TRANSMAN                                         54,671.95
U.S. CELLULAR                                       625.05
U.S. MAGNESIUM, LLC                             761,314.95
UNISOURCE WORLDWIDE INC.                         36,779.92
UNITED ELECTRIC POWER INC.                          181.50
UNITED STATES DRILL HEAD CO                       1,084.92
UNITED STATES PLASTIC CORP.                         413.58
UNIVERSITY OF MO-COL                              6,000.00
US FILTER/IONPURE, INC                            4,869.43
VIATRAN CORPORATION                                 949.59
VICTORY PACKAGING                                12,198.00
VONTHUN POWERWASHING                              4,600.00
WALMART                                             320.00
WALTER TULEY                                        253.05
WESTERN DISTRIBUTING CO.                             48.15
WESTHOFF                                            209.97
WIESE PLANNING & ENGINEERING                     13,667.67
WILLIAM A KIBBE & ASSOCIATES                        120.00
WINK'S LAWN SERVICE                               3,000.00
WISE EL SANTO CO., INC.                           2,878.62
YELLOW FREIGHT SYSTEM, INC.                       3,009.17
                                          ----------------

                                            $ 5,557,323.33

DIVERSIFIED DIEMAKERS, INC.
CASE NO. 04-67612
AT 8/31/05

MONROE - BANK RECONCILIATION

Bank Balance                   $        -

Actual Outstanding AP Checks   122,417.48
Payroll Checks Outstanding     185,940.40
                               ----------
                               308,357.88

Unadjusted GL Balance          308,357.88
                               ----------

Difference                     $        -
                               ==========

DIVERSIFIED DIEMAKERS, INC.
CASE NO. 04-67612
MONROE
OUTSTANDING CHECKS
CASE NO. 04-67612

  DATE     CHECK    OUTSTANDING
 10/5/04   337183        45.00
 11/5/04   337674        35.76
 11/5/04   337705         5.00
11/11/04   337789       158.49
11/16/04   337916       341.24
11/17/04   337930       454.88
12/29/04   338726       821.25
 6/24/05   401949       176.30
  7/8/05   402158     3,100.00
 7/15/05   402289       512.76
 7/22/05   402545       321.78
  8/5/05   402810       163.31
  8/5/05   402825     5,212.00
 8/12/05   402897       712.60
 8/12/05   402990       181.50
 8/15/05   402998       384.57
 8/18/05   403008       920.00
 8/19/05   403054        20.10
 8/19/05   403089        37.75
 8/19/05   403090        15.00
 8/19/05   403092       385.65
 8/19/05   403106        66.28
 8/19/05   403107        47.95
 8/19/05   403108       492.32
 8/19/05   403109       751.73
 8/19/05   403110       216.91
 8/19/05   403111       172.44
 8/19/05   403139       127.50
 8/19/05   403148     3,804.22
 8/22/05   403161         4.00
 8/22/05   403162       115.84
 8/23/05   403163       544.00
 8/23/05   403164     1,033.20
 8/23/05   403165       145.92
 8/24/05   403166     1,945.26
 8/24/05   403168     4,180.20
 8/25/05   403169     3,363.16
 8/26/05   403175       754.51
 8/26/05   403176     1,180.00
 8/26/05   403177     6,771.39
 8/26/05   403178        15.00
 8/26/05   403182        55.48
 8/26/05   403185     9,079.58
 8/26/05   403186       154.00
 8/26/05   403187       821.25
 8/26/05   403189       191.56
 8/26/05   403194     1,665.00
 8/26/05   403196        29.13
 8/26/05   403197        21.53
 8/26/05   403200        59.72
 8/26/05   403203    11,398.54
 8/26/05   403214       567.41
 8/26/05   403218     3,355.00
 8/26/05   403219        15.00
 8/26/05   403221        42.01
 8/26/05   403226       329.56
 8/26/05   403228     2,379.00
 8/26/05   403235     1,088.50
 8/26/05   403238       260.60
 8/26/05   403246     2,600.00
 8/26/05   403249        41.37
 8/26/05   403253       544.00
 8/26/05   403254     3,743.00
 8/26/05   403258     8,217.60
 8/26/05   403260     1,984.01
 8/26/05   403261        98.22
 8/26/05   403266       244.28
 8/26/05   403267        45.00
 8/26/05   403269     1,920.00
 8/26/05   403276       957.96
 8/26/05   403278        45.00
 8/26/05   403281       215.94
 8/26/05   403283        75.00
 8/26/05   403287    12,636.16
 8/26/05   403291        45.00
8/26/05    403293       560.27
8/26/05    403294     5,832.92
8/26/05    403295     4,869.43
8/26/05    403296     3,136.40
8/30/05    403302       120.50
8/30/05    403303       237.82
8/30/05    403304     1,295.00
8/30/05    403305       570.00
8/30/05    403306       210.70
8/31/05    403307       236.00
8/31/05    403308       384.57
8/31/05    403309       180.03
8/31/05    403310       121.66

                    122,417.48

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                         Period Ending: AUGUST 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:  DIVERSIFIED DIEMAKERS, INC.    Capacity:    ___           Shareholder
       Case Number:  04-67612                      ___           Officer
                                                   ___           Director
                                                   ___           Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:       Weekly   or    Monthly

                                 ______         _______

CURRENT BENEFITS PAID:           Weekly   or    Monthly

          Health Insurance       ______         _______

          Life Insurance         ______         _______

          Retirement             ______         _______

          Company Vehicle        ______         _______

          Entertainment          ______         _______

          Travel                 ______         _______

          Other Benefits         ______         _______

          Total Benefits         ______         _______

CURRENT OTHER BENEFITS PAID:     Weekly   or    Monthly

          Rent Paid              ______         ______

          Loans                  ______         ______

          Other (Describe)       ______         ______

          Other (Describe)       ______         ______

          Other (Describe)       ______         ______

          Total Other Payments   ______         ______

CURRENT TOTAL OF ALL PAYMENTS:   Weekly   or    Monthly

                                 ______         $0

Dated: SEPTEMBER 23, 2005               ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                     Diversified Diemakers, Inc.
                                                           Case Number: 04-67612

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE         CARRIER         POLICY PERIOD
--------------------   --------------   ------------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
                                        & 6/22/05-12/22/05

Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note:  This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED AUGUST 31, 2005:

IN RE:                                          )
INTERMET CORPORATION, ET AL                     )        CASE NO: 04-67600
                                                )        Chapter 11
                                                )        Judge: Marci B.McIvor
GANTON TECHNOLOGIES, INC.                       )
                         Debtor                 )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

            X           Operating Statement                       (Form 2)

            X           Balance Sheet                             (Form 3)

            X           Summary of Operations                     (Form 4)

            X           Monthly Cash Statement                    (Form 5)

            X           Statement of Compensation                 (Form 6)

            X           Schedule of In-Force Insurance            (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,

(if not, attach written explanation)

                                   YES [X]  NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.

(If not, attach written explanation)

                                   YES [X]  NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)

                                   YES [X]  NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                   YES [X]  NO [ ]

6. Have you filed your pre-petition tax returns.

(If not, attach a written explanation)

                                   YES [X]  NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: September 23, 2005              /s/ Robert E. Belts
                                       ---------------------------------------
                                       Debtor In Possession

                                       Chief Financial Officer  (248) 952-2500
                                       -----------------------  --------------
                                       Title                    Phone

Intermet Corp and Subsidiaries
Operating Statement
For the Month Ended 8-31-05
($000's)

                                              CASE #04-67600
                                                  GANTON
                                               TECHNOLOGIES
                                    ------------------------------------
                                    Current Month     Total Since Filing
                                    -------------     ------------------
Net Sales                                2,061               52,256

Cost of Goods Sold
Materials and Freight                      458               13,294
Wages - Hourly                             423               12,094
Wages-Salary                               320                5,155
Employee Benefits and Pension              618               11,041
 Repairs & Maintenance                     167                1,418
Supplies                                   159                2,785
Utilities                                  194                3,351
Purchased Components/Services              234                6,343
Income(loss) from Pattern Sales            204                   84
 Fixed Asset - (gain/loss)                   -                    -
 MIS Expense                                 9                   98
 Travel & Entertainment                      9                  170
 Other Variable Costs                      189                3,888
 Depreciation & Amortization               154                2,647
 Other Allocated Fixed Costs                 -                    -
 Other Fixed Costs                          93                1,964
                                       -------              -------
Cost of Goods Sold                       3,231               64,332

Gross Profit                            (1,170)             (12,076)

Plant SG&A Expense                           -                  217
SG&A Expense - Allocation (Sched 1)        168                1,812
 Other Operating Expenses                 (213)              10,476
                                       -------              -------
 Total Operating Expenses                  (45)              12,505

 Operating Profit                       (1,125)             (24,581)

 Outside Interest Income                     -                    -
 Outside Interest (Expense)                  -                    -
 Intercompany Interest Income                -                    -
 Intercompany Interest (Expense)           (80)              (1,039)
 Charges (From) Affiliates                   -                    -
 Charges To Affiliates                       -                    -
 Gain/(Loss) On Sales Of Assets          2,041                2,713
 Outside Dividend Income                     -                    -
 Foreign Exchange Gain/(Loss)                -                    -
Income/Loss From European Operations         -                    -
 Other Income/(Expense)                      -                    -
                                       -------              -------
 Total Non-Operating Expenses            1,961                1,674

 Income Before Income Taxes                836              (22,907)

 Income Tax Expense                         13                  135
                                       -------              -------
 Net Income                                823              (23,042)
                                       =======              =======

Intermet Corp and Subsidiaries                                       Schedule 1
Corporate Selling, General and Administrative Costs                    August
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                            August
                                            -------
Officer Compensation                        $   189
Salary Expense other Employees                  949
Employee Benefits and Pension                   111
Payroll Taxes                                    53
Other Taxes                                       9
Rent and Lease Expense                          191
Interest Expense
Insurance                                        54
Automobile and Truck Expense                     10
Utilities(Gas Electric,Phone)                    42
Depreciation                                     87
Travel and Entertainment                         99
Repairs and Maintenance                          36
Advertising/Promotion                             5
Supplies, Office Expense                         22

OTHER:
Contributions                                     0
Professional Fees - Audit/Tax                   350
Bank Fees                                        23
Public Reporting Fees                           (80)
Employee Relocation/Training                      1
Data Processing                                  15
Dues and Subscriptions                           12
Outside Services                                156
Project Development Costs net of Billings        21
Director Fees                                    25
Miscellaneous                                     2
Legal Fees                                        0
Cost Allocation - Europe                        (78)
Cost Allocation - Out                          (186)
                                            -------
                                            $ 2,118
                                            =======

Allocation:
Wagner Castings                                 191
Northern Castings                                51
Ironton Iron                                      0
Lynchburg Foundry                               193
Columbus Foundry                                313
Wagner Havana                                     0
Intermet U.S. Holdings                          261
Cast-Matic Corp.                                 82
Diversified Diemakers                           257
Ganton Technologies                             168
Tool Products                                   137
Corporate                                       465
                                            -------
Total                                       $ 2,118
                                            =======

Intermet Corp and Subsidiaries
Balance Sheet as of 08-31-05
($000's)

                                             CASE #04-67600
                                             --------------
                                                 GANTON
                                              TECHNOLOGIES
 Cash And Equivalents                           $       -
 Accounts Receivable                                4,435
 Short-Term Intercompany Receivables                  493
 Inventories                                        4,178
 Other Current Assets                                 435
                                                ---------
    TOTAL CURRENT ASSETS                            9,541

 Land and Buildings                                11,092
  Machinery & Equipment                            31,530
  Construction In Progress                            108
                                                ---------
  Total Fixed Assets                               42,730
  Accumulated Depreciation                        (27,795)
                                                ---------
     NET FIXED ASSETS                              14,935

  Investment In Subsidiaries                            -
 Investment In European Operations                      -
  Long-Term Intercompany Receivables               11,827
  Deferred Taxes, Long-Term Asset                       -
  Other Assets                                         22
                                                ---------

     TOTAL ASSETS                               $  36,325
                                                =========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
 Accounts Payable                               $     977
 Wages and Salaries  (See schedule)                    39
 Taxes Payable - (See schedule)                       677
                                                ---------
   TOTAL POST PETITION LIABILITIES                  1,693

 SECURED LIABILITIES:
 Secured Debt                                           -

 PRE-PETITION LIABILITIES:
 Taxes and Other Priority Liabilities:
  Accrued Income Taxes                                  -
  Accrued Tax - State                                   7
  Accrued Property Taxes                                -
  Accrued Workers Comp.                               660
  Accrued Payroll                                       -
 Accrued Payroll Taxes                                  -
                                                ---------
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES           667

 UNSECURED LIABILITIES
 Accounts Payable                                   9,505
 Senior  & IDR Bonds                                    -
                                                ---------
 TOTAL UNSECURED LIABILITIES                        9,505

 OTHER LIABILITIES
 Accrued Liabilities                                1,022
 Short-Term Intercompany Payables                       7

  Retirement Benefits                               1,944
  Deferred Taxes - Long-Term Liability                  -
  Other Long-Term Liabilities                           -
  Long-Term Intercompany Payables                   9,108
  Minority Interest                                     -
                                                ---------
  TOTAL LIABILITIES                                23,946

  Common Stock                                          -
  Capital In Excess Of Par Value                  160,000
 Retained Earnings - Prepetition                 (124,579)
 Retained Earnings - Post Petition                (23,042)
 Equity In European Operations
  Accumulated Translation Adjustment                    -
  Minimum Pension Liability Adjustment                  -
  Unearned Restricted Stock                             -
                                                ---------
 TOTAL SHAREHOLDER EQUITY                          12,379
                                                ---------
  TOTAL LIABILITIES AND EQUITY                  $  36,325
                                                =========

PERIOD ENDED: 08-31-05     GANTON TECHNOLOGIES (PULASKI)     CASE #04-67600

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                         Balance                                        Balance
                                          as of         Accrued /      Payments /        as of
                                        7/31/2005       Withheld        Deposits       8/31/2005
                                        ---------       ---------      ----------      ---------
Income tax withheld: Federal            ($  7,101)      ($ 62,468)      $  65,483      ($  4,087)
Income tax withheld: State                      0               0               0              0
Income tax withheld: Local                      0               0               0              0
FICA Withheld                              (5,956)        (22,846)         25,375         (3,428)
Employers FICA                             (5,956)        (22,846)         25,375         (3,428)
Unemployment Tax: Federal                    (623)           (358)            623           (358)
Unemployment Tax: State                    (5,061)         (2,913)          5,061         (2,913)
All Other Payroll W/H                           0               0               0              0

State Taxes: Inc./Sales/Use/Excise         (6,000)         (6,000)              0        (12,000)
Property Taxes                            (51,931)         (7,800)              0        (59,731)

Workers Compensation                            0         (55,445)              0        (55,445)
                                        ---------       ---------       ---------      ---------

Total                                   ($ 82,629)      ($180,677)      $ 121,916      ($141,391)

Wages and Salaries                        (65,566)        (36,915)         65,566        (36,915)
                                        ---------       ---------       ---------      ---------

Grand Total                             ($148,195)      ($217,592)      $ 187,482      ($178,305)
                                        =========       =========       =========      =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)          Total            0-30 Days         30-60 Days         Over 60 Days
Accounts Payable                  $     678,930      $     672,912      $           0      $       6,018 (*)
Accounts Receivable               $   4,562,290      $   2,998,361      $     823,674      $     740,254

                                  (*) Disputed

PERIOD ENDED: 08/31/05       GANTON TECHNOLOGIES (RACINE)    CASE #04-67600

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                         Balance                                        Balance
                                          as of         Accrued /      Payments /        as of
                                        7/31/2005       Withheld        Deposits       8/31/2005
                                        ---------       ---------      ----------      ---------
Income tax withheld: Federal            $       0       ($ 16,927)      $  16,927      $       0
Income tax withheld: State                      0          (7,400)          7,400              0
Income tax withheld: Local                      0               0               0              0
FICA Withheld                                   0          (9,758)          9,758              0
Employers FICA                                  0               0               0              0
Unemployment Tax: Federal                       0               0               0              0
Unemployment Tax: State                         0               0               0              0
All Other Payroll W/H                           0               0               0              0

State Taxes: Inc./Sales/Use/Excise           (108)         (7,107)              0         (7,215)
Property Taxes                            (87,337)         (7,080)         49,141        (45,276)

Workers Compensation                     (465,803)       (100,000)         82,315       (483,488)
                                        ---------       ---------       ---------      ---------

Total                                   ($553,248)      ($148,272)      $ 165,541      ($535,979)

Wages and Salaries                         (4,042)         (2,425)          4,042         (2,425)
                                        ---------       ---------       ---------      ---------

Grand Total                             ($557,290)      ($150,697)      $ 169,583      ($538,404)
                                        =========       =========       =========      =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)          Total       0-30 Days     30-60 Days   Over 60 Days
Accounts Payable                     $298,290      $296,967      $      0      $  1,323
Accounts Receivable                  $384,151      $242,294      $ 30,288      $111,570

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 8/31/2005

                                               MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:                           CASE # 04-67600
                                           GANTON TECHNOLOGIES (PULASKI)

                      ACCOUNT TYPE                                   LOCKBOX              AP                  PR
                        ACCOUNT #                                   5402699424        2770721799          2770721807
                          BANK                                       Stan Fed          Stan Fed            Stan Fed
BEGINNING BANK BALANCE                                                        -                 -                 -
RECEIPTS                                                                267,207                 -                 -
TRANSFERS IN (CORPORATE)                                                  5,058         1,040,876           582,187
DISBURSEMENTS                                                                 -        (1,040,876)         (582,187)
TRANSFERS OUT (CORPORATE)                                              (267,207)                -                 -
                                                                    -----------      ------------          --------
ENDING BANK BALANCE                                                    5,058.00                 -                 -

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                                     926,371
CHECKS ISSUED                                                                           1,086,251
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                                    564,222
CORPORATE DEBIT MEMOS                                                                      42,319
                                                                                      -----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                          $ 2,619,162
                                                                                      ===========

OUTSTANDING CHECKS AS OF JULY 31                                                          468,299
VOIDED CHECKS OUTSTANDING AS OF JULY 31                                                      (884)
CHECKS ISSUED DURING AUGUST                                                             1,086,251
CHECKS CLEARED DURING AUGUST                                                           (1,040,876)
                                                                                      -----------
OUTSTANDING CHECKS AS OF AUGUST 31 (SEE OUTSTANDING CHECKLIST)                        $   512,790
                                                                                      ===========

GANTON TECHNOLOGIES, INC. (PULASKI)                            CASE NO. 04-67600
CASH DISBURSEMENTS
AUGUST 2005

          VENDOR                          TOTAL DISBURSEMENTS
          ------                          -------------------
ABCO, INC                                    $    1,250.00
ACCOUNTEMPS                                       1,869.00
ACE INSURANCE                                       462.22
ACE METAL CORP                                   11,196.70
AH ASSOCIATES                                     2,000.00
AIR DRAULICS ENGINEE                              3,999.90
AIRGAS SOUTH (BOC GA                              4,092.51
AL CAST COMPANY                                  51,246.12
ALUMINUM RESOURCES I                             82,823.78
AMCOR                                               415.81
AMERICAN CHEMICAL                                24,112.75
AROBOTECH SYSTEMS                                16,460.00
AUTOMATIC DATA PROCE                              3,891.84
B & C INSTRUMENTS                                   310.26
BAILEY COMPANY                                    4,402.81
BANK OF FRANKEW                                     725.00
BARNETT PEST CONTROL                                 75.00
BELLSOUTH                                         1,335.45
BG & R COMPANY                                   10,380.00
BI-LO / RED FOOD                                     49.13
BOSTON MUTUAL LIFE                                1,859.00
BRADLEY COATINGS                                  5,013.06
BRENDA JEAN DAUGHTRY                                502.30
BROOKS AUTO                                         396.25
C KENNETH STILL                                     340.00
CARRIE  SMITH                                       960.82
CASTOOL                                           2,423.50
CENTRAL CHILD SUPPORT                             5,185.43
CHEM-STATION                                        879.19
CHEM-TREND INCORPORATED                           9,404.85
CHRIS DOUTHIT                                     4,572.00
CHURCH AUTO PARTS CO                                894.17
CINTAS CORPORATION                                7,677.45
CNC SYSTEMS                                         706.00
COLUMBIA MACHINE WOR                             47,069.50
CP TECH-MOTIVE TOOL ADV.                         18,695.48
DELL COMPUTERS                                      363.24
DIVERSIFIED PRINTING                                 43.68
EDWARDS XPRESS INC.                              29,420.30
ELCO SINTERED ALLOYS                              1,198.50
EMED COMPANY INC.                                    97.09
EMPIRE CNC SERVICES                              16,161.62
EPCO PRODUCTS, INC.                               1,428.22
EXPEDITE SERVICES                                   690.69
F.S. SPERRY                                       1,355.40
FIRE EXTINGUISHER AN                                419.19
FIRST NATIONAL                                    9,842.53
FORKLIFT SYSTEMS                                  3,312.00
G.W. SMITH & SONS, INC.                           1,749.00
GE BETZ, INC.                                    18,981.00
GE CAPITAL                                        2,014.43
GENERAL SESSIONS CLERK                              365.36
GENERAL SESSIONS COURT                               52.96
GENERAL SUPPLY CORP.                             18,844.29
GIBSON BROTHERS AUTO PARTS                          283.99
GIBSON'S GLASS & MIR                                515.00
GILES COUNTY REWORK                               3,742.75
GLOBAL EXCHANGE SERV                                103.52
GRAINGER                                          2,162.35
GRAYMILLS                                         6,968.00
HARCROS CHEMICALS, I                                982.40
HENRY E. HILDEBRAND, III                          2,604.00
HILDRETH MANUFACTURI                              4,639.80
IMCO RECYCLING                                  278,069.41
IMPREX, INC.                                     31,108.86
INTERMET                                            307.04
J & K INDUSTRIAL SUP                              1,183.95
J&D SERVICES                                      3,926.80

GANTON TECHNOLOGIES, INC. (PULASKI)                            CASE NO. 04-67600
CASH DISBURSEMENTS
AUGUST 2005

          VENDOR                          TOTAL DISBURSEMENTS
          ------                          -------------------
J&J/INGAS PROPANE                                 2,140.00
J.M. JUDE ASSOCIATES                                 76.70
JAMIE PATTERSON                                     925.00
JANET WILLIAMS                                      725.00
JEFF GATLIN                                         139.38
JEFFERSON PILOT FINA                                558.45
JEFFERSON PILOT FINA                                506.80
JEFFREYS MANUFACTURING SOLUS                         72.00
JM FOREST PRODUCTS,                               4,251.10
JOE TOWNSEND                                      1,250.00
JOHN-MICHAELS ENTERP                             28,079.50
KANO SERVICES                                       123.08
KELLY SERVICES                                   17,642.17
KOLLSTEDT ELECTRIC, LLC                          33,041.68
LAKESIDE MANUFACTURI                             37,515.92
LEWISBURG RUBBER AND                              7,086.48
LEWTER'S WHOLESALE SUPPLY                            87.60
LIN ROE                                           1,250.00
LIVINGSTON AND HAVEN                                195.07
MAGID GLOVE/EQUITY I                                676.78
MAGNA-TECH SE.                                    4,335.19
MAIN MANUFACTURING                                  263.68
MARTIN SUPPLY CO., INC.                             681.75
MCMASTER-CARR SUPPLY                              5,111.80
MERCER                                           15,873.00
MERCER                                            9,513.00
MERCER                                           13,210.00
MERWIN STOLTZ                                     2,381.50
METAL PROCESSORS                                  1,242.00
METOKOTE                                          1,300.93
METOKOTE CORPORATION                             26,417.80
MG ELECTRIC                                       3,111.45
MICHIGAN MILL & ABRA                                988.50
MID-SOUTH METALLURGI                                250.86
MIGUEL MEDINA                                    10,411.29
MILWAHKEE 2-WAY, INC.                               155.55
MIRSA                                            25,626.46
MOTION INDUSTRIES                                 2,229.95
NASHVILLE METAL PREP                                660.40
NEWSOM INDUSTRIES                                 2,340.00
NORANDA                                         250,692.72
OAKWOOD APARTMENTS                                  500.00
OHIO SCREW PRODUCTS                              12,518.50
PACKAGING FULFILLMEN                             20,676.92
PARKER HANNIFIN CORP                             34,569.00
PEREZ SERVICES INC.                               3,636.48
PERFECTION SPRING                                 3,491.03
PINNACLE CONSTRUCTIO                                150.00
POSTMASTER                                          111.00
POWER CLEANING EQUIP., INC.                         128.63
PRECISION MACHINERY                               2,404.79
PRINCE MACHINE CORP                                 450.72
PROCLEAN SUPPLIES &                               1,131.37
PROGRESSIVE COMPONENTS                            2,491.75
PTI QUALITY CONTAINMENT                          37,150.90
PULASKI ELECTRIC, WA                            163,808.14
PULASKI LUMBER COMPA                                429.60
PULASKI PAYROLL (INCLUDES DISB BY CORP)         564,221.56
PUTMAN INVESTMENTS                                  417.96
PUTNAM INVESTMENTS                               12,737.30
PYROTEK, INC.                                       451.50
QUAD STEEL CORPORATION                            6,860.00
QUALITY MOLD                                      3,750.00
RANDSTAD                                         45,410.11
REFRACTORY ENGINEERS                              5,911.00
REILLY, PENNER, & BENTON                          3,261.00
RICHLAND, LLC                                     1,073.00
RIMROCK                                          15,886.50
RIVERSBURG WELDING C                             12,754.17

GANTON TECHNOLOGIES, INC. (PULASKI)                            CASE NO. 04-67600
CASH DISBURSEMENTS
AUGUST 2005

         VENDOR               TOTAL DISBURSEMENTS
--------------------------    -------------------
 ROBERT W. HERR                         17,196.07
 ROBIN COULDRY                             354.54
 SAM GUERRERO                              170.02
 SAMANTHA LITTLE                           807.24
 SCHAEFER GROUP                          7,058.00
 SELECT FOODS INC.                         544.22
 SHAWN PROMOTIONS                          781.19
 SLOAN FLUID                               343.50
 SPECTRO ALLOYS CORP                   220,535.35
 SPECTRO ANALYTICAL                      2,479.16
 SPRINT                                    427.78
 ST. JOE TOOL COMPANY                    4,375.00
 STEPHANIE WALTER                          823.77
 STERICYCLE INC.                            11.93
 STEVE ROMICK                              892.27
 STUART C. IRBY COMPA                   34,247.84
 SUMITOMO ELECTRIC CARBIDE                 756.42
 SWANSON INDUSTRIAL                        126.40
 T.L. ASHFORD                              295.00
 TAMMY KAY BOWEN                           430.72
 TECHNICRAFT, INC.                         825.00
 TERESA CHEATHAM                            86.99
 THE DYER COMPANY                        2,898.15
 THE STAMPMAKER COMPANY                     36.90
 THE TENNESSEAN                            314.72
 TRANSMAN                               69,742.65
 VEKTEK, INC.                              164.80
 VERIZON WIRELESS                          151.39
 VISI-TRAK WORLDWIDE LLC                   726.06
 WATKINS TRUCKING, IN                      180.00
 WATSON'S OFFICE SUPP                    3,157.39
 WI SCTF                                 3,683.30
WILLIAM H. DAY                           4,400.00
                              -------------------

                              $      2,619,161.89

GANTON TECHNOLOGIES, INC.
CASE NO. 04-67600
AT 8/31/05

PULASKI - BANK RECONCILIATION

Bank Balance                                        $            -

Actual Outstanding Checks                               512,789.95
Total PR Outstanding Checks                              30,706.16
Misc. Reconciling Items Adjusted in September            (6,368.92)
                                                    --------------
                                                        537,127.19

Unadjusted GL Balance                                   537,127.19
                                                    --------------

Difference                                          $            -
                                                    ==============

GANTON TECHNOLOGIES, INC.
CASE NO. 04-67600
PULASKI
OUSTANDING CHECKS
CASE NO. 04-67600

  DATE        CHECK     OUTSTANDING
--------      -----     -----------
11/11/04      12952          770.00
 5/12/05      14533        3,635.75
 5/13/05      14586           97.50
 5/18/05      14624           64.62
 5/26/05      14678          410.31
  6/9/05      14833          114.41
  6/9/05      14846          995.47
 6/29/05      14941          100.46
 7/21/05      15162           95.05
 7/21/05      15163           54.75
 7/21/05      15166           91.34
 7/21/05      15190          558.00
 7/22/05      15210        1,308.68
 7/27/05      15237           70.59
 7/27/05      15245        1,325.12
 7/27/05      15270           30.00
 7/29/05      15304           99.22
 8/10/05      15410          920.34
 8/12/05      15461           49.13
 8/18/05      15491        4,400.00
 8/24/05      15500        1,045.63
 8/24/05      15503           51.09
 8/24/05      15504        3,236.74
 8/24/05      15507        4,786.74
 8/24/05      15508          100.46
 8/24/05      15518           76.70
 8/24/05      15519           91.34
 8/24/05      15527          694.73
 8/24/05      15528          747.00
 8/24/05      15535           96.08
 8/24/05      15539          134.54
 8/24/05      15542           57.98
 8/24/05      15543          528.70
 8/24/05      15544          128.63
 8/24/05      15545          451.50
 8/26/05      15553       11,196.70
 8/26/05      15554        2,717.84
 8/26/05      15555          239.31
 8/26/05      15556          992.13
 8/26/05      15557           75.00
 8/26/05      15558        1,335.45
 8/26/05      15559        2,640.00
 8/26/05      15560          572.88
 8/26/05      15561        2,890.71
 8/26/05      15562          706.00
 8/26/05      15563          363.24
 8/26/05      15564        2,172.00
 8/26/05      15565        2,718.12
 8/26/05      15566        2,014.43
 8/26/05      15567          637.17
 8/26/05      15569          197.10
 8/26/05      15570        6,968.00
 8/26/05      15571        4,639.80
 8/26/05      15572       13,426.56
 8/26/05      15573        3,926.80
 8/26/05      15574        2,595.30
 8/26/05      15575        2,300.44
 8/26/05      15576        2,387.66
 8/26/05      15577        9,714.94
 8/26/05      15578        1,493.90
 8/26/05      15579          137.76
 8/26/05      15580        2,618.64
 8/26/05      15581        2,381.50
 8/26/05      15582        1,242.00
 8/26/05      15583           96.90
 8/26/05      15584       24,076.60
 8/26/05      15585           67.26
 8/26/05      15586        8,226.96
 8/26/05      15588          413.49
 8/26/05      15589          131.70
 8/26/05      15590        2,340.00
 8/26/05      15591       17,233.10
 8/26/05      15592          525.00
 8/26/05      15593        1,545.98
 8/26/05      15594          819.75
 8/26/05      15595      111,057.29
 8/26/05      15596          429.60
 8/26/05      15597        3,910.00
 8/26/05      15598        3,406.00
 8/26/05      15599          748.00
 8/26/05      15600        4,381.50
 8/26/05      15601          160.97
 8/26/05      15602          781.19
 8/26/05      15603        1,749.00
 8/26/05      15604           36.90
 8/26/05      15605       24,968.11
 8/26/05      15606          825.00
 8/26/05      15607        1,250.00
 8/26/05      15608          330.00
 8/26/05      15609          127.22
 8/26/05      15610          151.39
 8/31/05      15612        1,000.00
 8/31/05      15613           64.10
 8/31/05      15614       17,280.00
 8/31/05      15615       16,460.00
 8/31/05      15616          911.31
 8/31/05      15617          242.00
 8/31/05      15618        1,859.00
 8/31/05      15619           85.01
 8/31/05      15621        1,320.86
 8/31/05      15622            1.04
 8/31/05      15623        7,965.00
 8/31/05      15624       18,695.48
 8/31/05      15625          100.46
 8/31/05      15626        2,575.65
 8/31/05      15627          307.04
 8/31/05      15628        3,735.36
 8/31/05      15629        1,202.75
 8/31/05      15630           51.41
 8/31/05      15631       18,981.00
 8/31/05      15632          474.99
 8/31/05      15633        7,717.31
 8/31/05      15634           91.34
 8/31/05      15635        1,022.80
 8/31/05      15636          892.57
 8/31/05      15637        6,286.55
 8/31/05      15638           47.21
 8/31/05      15639          317.40
 8/31/05      15640          198.45
 8/31/05      15641       14,858.87
 8/31/05      15642          867.90
 8/31/05      15643          155.55
 8/31/05      15644       10,839.50
 8/31/05      15645        3,312.00
 8/31/05      15646          685.00
 8/31/05      15647          506.80
 8/31/05      15648          558.45
 8/31/05      15649        1,841.64
 8/31/05      15650          134.55
 8/31/05      15651        1,008.00
 8/31/05      15652          234.71
 8/31/05      15653        9,544.78
 8/31/05      15654       10,251.30
 8/31/05      15655          150.00
 8/31/05      15656          720.00
 8/31/05      15657        3,750.00
 8/31/05      15658        1,812.00
 8/31/05      15659        8,802.04
 8/31/05      15660        4,898.00
 8/31/05      15661        2,249.10
 8/31/05      15662          229.95
 8/31/05      15663          340.00
 8/31/05      15664          295.00
 8/31/05      15665          726.06
 8/31/05      15666          166.33
 8/31/05      15667           90.00
 8/31/05      15668          644.00
 8/31/05      15669           86.99
 8/31/05      15670          312.95
 8/31/05      15671          323.50

                         512,789.95

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 8/31/2005

                                                          MONTHLY CASH STATEMENT

                                                                                            CASE # 04-67600
                                                                                     GANTON TECHNOLOGIES (RACINE)
                                                                  -----------------------------------------------------------------
                     ACCOUNT TYPE                                  LOCKBOX         AP       PR (HOURLY)   PR (SALARY)   HEALTH CARE
                       ACCOUNT #                                  5402699432   2770721815   2770721823    2770721831    2770721849
                         BANK                                      Stan Fed     Stan Fed     Stan Fed      Stan Fed      Stan Fed
BEGINNING BANK BALANCE                                                     -            -             -             -             -
RECEIPTS                                                             113,295            -             -             -             -
TRANSFERS IN (CORPORATE)                                                   -      281,782        23,362       123,519           497
DISBURSEMENTS                                                              -     (281,782)      (23,362)     (123,519)         (497)
TRANSFERS OUT (CORPORATE)                                           (113,295)           -             -             -             -
                                                                  ----------   ----------   -----------   -----------   -----------
ENDING BANK BALANCE                                                        -            -             -             -             -

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                                 422
CHECKS ISSUED                                                                     233,272
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                            150,444
CORPORATE DEBIT MEMOS                                                              91,219
                                                                               ----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                   $  475,357
                                                                               ==========

OUTSTANDING CHECKS AS OF JULY 31                                                  134,187
VOIDED CHECKS OUTSTANDING AS OF JULY 31                                           (52,200)
CHECKS ISSUED DURING AUGUST                                                       233,272
CHECKS CLEARED DURING AUGUST                                                     (281,782)
                                                                               ----------
OUTSTANDING CHECKS AS OF AUGUST 31 (SEE OUTSTANDING CHECKLIST)                 $   33,477
                                                                               ==========

GANTON TECHNOLOGIES, INC. (RACINE)                             CASE NO. 04-67600
CASH DISBURSEMENTS
AUGUST 2005

                VENDOR                     TOTAL DISBURSEMENTS
--------------------------------------     -------------------
 AAA ENVIRONMENTAL                         $          2,921.95
 ACCOUNTEMPS                                          9,584.50
 ACE INSURANCE                                       67,534.19
 ADT SECURITY SYSTEMS                                 5,665.64
 ALLAN COTTINGIM                                      1,477.31
 AMERICAN ENTERPRISE                                  5,491.57
 AMERICAN INDUSTRIAL                                 11,207.97
 AT & T                                               2,537.09
 AT&T                                                    80.12
 AUTOMATIC DATA PROCE                                 2,578.31
 BOSTON MUTUAL LIFE                                     560.00
 BRANDT TRUCK LINE, INC.                                 62.05
 CENTRAL TRANSPORT                                      214.79
 CO-OPERATIVE CREDIT UNION                            3,880.00
 CURT PAPE                                            2,177.58
 DIRECT DENTAL SERVICE                                1,211.69
 DIVERSIFIED PRINTING                                 5,275.40
 EYE CARE OF WISCONSIN INC                                6.72
 G.E. CAPITAL CORPORA                                41,525.00
 GLOBAL EXCHANGE SERV                                    29.13
 GORDON FLESCH CO., I                                 3,398.10
 GRECCO, JOE                                             55.88
 GRECCO, JOE                                             20.50
 GRECCO, JOE                                             19.12
 IRON MOUNTAIN SECURE                                   358.43
 JEFFERSON PILOT FINANCIAL                              307.00
 KAUFMANN-WORTHEN                                    52,200.00
 KAZTEX ENERGY MANAGE                                   581.68
 KRISTIANSEN ENTERPRI                                   775.00
 M & I TRUST                                            503.46
 MACHINERY & FACTORY                                      3.76
 MAGNA-TECH/TECHNA SE                                 1,572.42
 MARSHALL & ILSLEY TRUST                                639.00
 MERCER                                               8,307.00
 MERCER                                               5,897.00
 MERCER                                               3,416.00
 MERCURY WASTE SOLUTI                                   965.64
 MIKE STEFANI                                            47.30
 MORI SEIKI MID-AMERI                                 4,289.82
 OFSI                                                   266.20
 OTIS ELEVATOR COMPANY                                  151.02
 PACKERLAND RENT-A-MA                                   132.32
 PENSKE TRUCK LEASING                                11,144.76
 PITNEY BOWES CREDIT CORP                             1,181.32
 PRAXAIR DISTRIBUTION                                   424.05
 PUTNAM INVESTMENTS-                                  2,184.99
 RACINE PAYROLL (INCLUDES DISB BY CORP)             150,443.71
 RACINE WATER AND                                        98.40
 REILLY, PENNER & BENTON                              5,889.00
 ROCKFORD WELDING SUP                                    51.46
 SAFETY KLEEN SYSTEMS                                 9,804.42
 SBC                                                    199.97
 STEVE MUTCHIE                                          121.38
 TRANS-MAN LOGISTICS                                    421.86
 U.S. CELLULAR                                        1,208.65
 UAW LOCAL 627                                          206.08
 ULINE                                                  226.93
 UNITED PARCEL SERVIC                                   128.00
 WASTE MANAGEMENT                                     1,019.46
 WE ENERGIES                                         21,206.34
 WISCONSIN LIFT TRUCK                                13,794.26
 WOLTER INVESTMENT CO                                 5,579.32
 WOODLAND HILLS                                       2,094.64
                                           -------------------

                                           $        475,356.66

GANTON TECHNOLOGIES, INC.
CASE NO. 04-67600
AT 8/31/05

RACINE - BANK RECONCILIATION

Bank Balance                      $        -

Actual Outstanding Checks          33,477.45

Unadjusted GL Balance             $33,477.45

                                  ----------

Difference                        $        -
                                  ==========

GANTON TECHNOLOGIES, INC.
CASE NO. 04-67600
RACINE
OUTSTANDING CHECKS
CASE NO. 04-67600

 DATE     CHECK   OUTSTANDING
-------   -----   -----------
 7/1/05   43039      1,500.00
7/20/05   43086        206.08
7/25/05   43096      1,500.00
7/25/05   43101      1,016.13
8/17/05   43204        206.08
8/26/05   43215      1,290.99
8/26/05   43216        690.52
8/26/05   43218          6.72
8/26/05   43219        112.25
8/31/05   43240      2,115.20
8/31/05   43241      4,653.88
8/31/05   43242         58.52
8/31/05   43243        231.17
8/31/05   43244        424.05
8/31/05   43245        100.00
8/31/05   43246        736.00
8/31/05   43247      2,184.99
8/31/05   43248         54.46
8/31/05   43249      5,573.43
8/31/05   43250         64.00
8/31/05   43251        370.16
8/31/05   43252      4,803.50
8/31/05   43253      5,579.32

                    33,477.45

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                                 Period Ending:
                                AUGUST 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: GANTON TECHNOLOGIES, INC.    Capacity:  ___   Shareholder
      Case Number:  04-67600                  ___   Officer
                                              ___   Director
                                              ___   Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:        Weekly     or    Monthly

                                  _______          _______

CURRENT BENEFITS PAID:            Weekly     or    Monthly

          Health Insurance        _______          _______

          Life Insurance          _______          _______

          Retirement              _______          _______

          Company Vehicle         _______          _______

          Entertainment           _______          _______

          Travel                  _______          _______

          Other Benefits          _______          _______

          Total Benefits          _______          _______

CURRENT OTHER BENEFITS PAID:      Weekly     or    Monthly

          Rent Paid               _______          _______

          Loans                   _______          _______

          Other (Describe)        _______          _______

          Other (Describe)        _______          _______

          Other (Describe)        _______          _______

          Total Other Payments    _______          _______

CURRENT TOTAL OF ALL PAYMENTS:    Weekly     or    Monthly

                                  _______          $     0

Dated:  SEPTEMBER 23, 2005           ___________________________________________
                                      PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          FORM 6

                                                             Ganton Technologies
                                                           Case Number: 04-67600

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

  INSURANCE TYPE            CARRIER        POLICY PERIOD
--------------------    --------------   ------------------
Property                Lloyds           11/1/04-11/1/05
Boiler/Machine          Hartford         11/1/04-11/1/05
Cargo                   Fireman's Fund   11/1/04-11/1/05
Truck Cargo             Fireman's Fund   11/1/04-11/1/05

Aviation                USAIG            11/1/04-11/1/05

Fiduciary               St. Paul         11/1/04-11/1/05

Primary D&O             St. Paul         11/1/04-11/1/05
Excess D&O              Chubb            11/1/04-11/1/05
Excess D&O              Platte River     11/1/04-11/1/05

Crime                   AIG              12/1/04-12/1/05

General Liability       ACE              12/22/04-12/22/05
Umbrella                National Union   12/22/04-12/22/05

Workers' Comp           ACE              12/22/04-6/22/05
                                         & 6/22/05-12/22/05

Excess Workers' Comp    ACE              12/22/04-12/22/05

Auto                    ACE              12/22/04-12/22/05

Foreign (DIC)           ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED AUGUST 31, 2005:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67601
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
INTERMET HOLDING COMPANY                    )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      [X]   Operating Statement              (Form 2)

      [X]   Balance Sheet                    (Form 3)

      [X]   Summary of Operations            (Form 4)

      [X]   Monthly Cash Statement           (Form 5)

      [X]   Statement of Compensation        (Form 6)

      [X]   Schedule of In-Force Insurance   (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)
                                                                 YES [X] NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach written explanation)
                                                                 YES [X] NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)
                                                                 YES [X] NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                                 YES [X] NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)
                                                                 YES [X] NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: SEPTEMBER 23, 2005            /s/ Robert E. Belts
                                     -----------------------------------------
                                     Debtor In Possession

                                     Chief Financial Officer    (248) 952-2500
                                     -----------------------    --------------
                                     Title                      Phone

Intermet Corp and Subsidiaries
Operating Statement
For the Month Ended 8-31-05
($000's)

                                                  CASE # 04-67601
                                                      INTERMET
                                                     HOLDING CO.
                                         --------------------------------------
                                         Current Month       Total Since Filing
                                         -------------       ------------------
 Net Sales                                           -                        -

COST OF GOODS SOLD

Materials and Freight                                -                        -
Wages - Hourly                                       -                        -
Wages-Salary                                         -                        -
Employee Benefits and Pension                        -                        -
 Repairs & Maintenance                               -                        -
Supplies                                             -                        -
Utilities                                            -                        -
Purchased Components/Services                        -                        -
Income(loss) from Pattern Sales                      -                        -
 Fixed Asset - (gain/loss)                           -                        -
 MIS Expense                                         -                        -
 Travel & Entertainment                              -                        -
 Other Variable Costs                                -                        -
 Depreciation & Amortization                         -                        -
 Other Allocated Fixed Costs                         -                        -
                                                ------                   ------
 Other Fixed Costs                                   -                        -
                                                     -                        -
Cost of Goods Sold                                   -                        -

Gross Profit                                         -                        -

Plant SG&A Expense                                   -                        -
SG&A Expense - Allocation (Sched 1)                  -                        -
 Other Operating Expenses                            -                        -
                                                ------                   ------
 Total Operating Expenses                            -                        -

 Operating Profit                                    -                        -

 Outside Interest Income                             -                        -
 Outside Interest (Expense)                          -                        -
 Intercompany Interest Income                        -                        -
 Intercompany Interest (Expense)                     -                        -
 Charges (From) Affiliates                           -                        -
 Charges To Affiliates                               -                        -
 Gain/(Loss) On Sales Of Assets                      -                        -
 Outside Dividend Income                             -                        -
 Foreign Exchange Gain/(Loss)                        -                        -
Income/Loss From European Operations                 -                        -
 Other Income/(Expense)                              -                        -
                                                ------                   ------
 Total Non-Operating Expenses                        -                        -

 Income Before Income Taxes                          -                        -

 Income Tax Expense                                  -                        -
                                                ------                   ------
 Net Income                                          -                        -
                                                ======                   ======

-----------------
*Note: Intermet Holding Company is a holding company of certain foreign subsidiaries and does not itself have any domestic operations. As a result, Intermet Holding Company's results are incorporated in the results of Intermet Corporation foreign subsidiaries. For August, $382,000 of Intercompany interest was eliminated through foreign operations and therefore not included in this statement.

Current Month          Total Since Filing

   ($382)                   ($4,252)

Intermet Corp and Subsidiaries                                       Schedule 1
Corporate Selling, General and Administrative Costs                      August
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                      August
                                                      ------
Officer Compensation                                   $189
Salary Expense other Employees                          949
Employee Benefits and Pension                           111
Payroll Taxes                                            53
Other Taxes                                               9
Rent and Lease Expense                                  191
Interest Expense
Insurance                                                54
Automobile and Truck Expense                             10
Utilities(Gas Electric,Phone)                            42
Depreciation                                             87
Travel and Entertainment                                 99
Repairs and Maintenance                                  36
Advertising/Promotion                                     5
Supplies, Office Expense                                 22

OTHER:

Contributions                                             0
Professional Fees - Audit/Tax                           350
Bank Fees                                                23
Public Reporting Fees                                   (80)
Employee Relocation/Training                              1
Data Processing                                          15
Dues and Subscriptions                                   12
Outside Services                                        156
Project Development Costs net of Billings                21
Director Fees                                            25
Miscellaneous                                             2
Legal Fees                                                0
Cost Allocation - Europe                                (78)
Cost Allocation - Out                                  (186)
                                                     ------
                                                     $2,118
                                                     ======

Allocation:
-----------
Wagner Castings                                         191
Northern Castings                                        51
Ironton Iron                                              0
Lynchburg Foundry                                       193
Columbus Foundry                                        313
Wagner Havana                                             0
Intermet U.S. Holdings                                  261
Cast-Matic Corp.                                         82
Diversified Diemakers                                   257
Ganton Technologies                                     168
Tool Products                                           137
Corporate                                               465
                                                     ------
Total                                                $2,118
                                                     ======

Intermet Corp and Subsidiaries
Balance Sheet as of 8-31-05
($000's)

                                                  CASE # 04-67601
                                                  ---------------
                                                     INTERMET
                                                    HOLDING CO.
                                                  ---------------
 Cash And Equivalents
 Accounts Receivable
 Short-Term Intercompany Receivables
 Inventories
 Other Current Assets                                        -
                                                      --------
    TOTAL CURRENT ASSETS                                     -

 Land and Buildings                                          -
  Machinery & Equipment                                      -
  Construction In Progress                                   -
                                                      --------
  Total Fixed Assets                                         -
  Accumulated Depreciation                                   -
                                                      --------
     NET FIXED ASSETS                                        -

  Investment In Subsidiaries                            90,292
 Investment In European Operations                           -
  Long-Term Intercompany Receivables                     8,246
  Deferred Taxes, Long-Term Asset
  Other Assets                                               -
                                                      --------

     TOTAL ASSETS                                     $ 98,538
                                                      ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
 Accounts Payable                                     $      -
 Wages and Salaries  (See schedule)                          -
 Taxes Payable - (See schedule)                              -
                                                      --------
   TOTAL POST PETITION LIABILITIES                           -

 SECURED LIABILITIES:
 SECURED DEBT                                                -

 PRE-PETITION LIABILITIES:
 Taxes and Other Priority Liabilities:
  Accrued Income Taxes                                       -
  Accrued Tax - State                                        -
  Accrued Property Taxes                                     -
  Accrued Workers Comp.                                      -
  Accrued Payroll                                            -
 Accrued Payroll Taxes                                       -
                                                      --------
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES                  -

 UNSECURED LIABILITIES
 Accounts Payable                                            -
 Senior  & IDR Bonds                                         -
                                                      --------
 TOTAL UNSECURED LIABILITIES                                 -

 OTHER LIABILITIES
 Accrued Liabilities                                         -
 Short-Term Intercompany Payables                            -

  Retirement Benefits                                        -
  Deferred Taxes - Long-Term Liability                       -
  Other Long-Term Liabilities                                -
  Long-Term Intercompany Payables                      141,170
  Minority Interest                                          -
                                                      --------
  TOTAL LIABILITIES                                    141,170

  Common Stock                                               1
  Capital In Excess Of Par Value                             1
 Retained Earnings - Prepetition                       (18,705)
 Retained Earnings - Post Petition                      (4,252)
 Equity In European Operations
  Accumulated Translation Adjustment                   (19,677)
  Minimum Pension Liability Adjustment                       -
  Unearned Restricted Stock                                  -
                                                      --------
 TOTAL SHAREHOLDER EQUITY                              (42,632)
                                                      --------
  TOTAL LIABILITIES AND EQUITY                        $ 98,538
                                                      ========

PERIOD ENDED: 08-31-05        INTERMET HOLDING COMPANY          CASE #04-67601

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                             Balance                                            Balance
                                              as of          Accrued /        Payments /         as of
                                           07/31/2005         Withheld         Deposits       08/31/2005
                                           ----------        ---------        ----------      ----------
Income tax withheld: Federal                       $0               $0               $0               $0
Income tax withheld: State                         $0               $0               $0               $0
Income tax withheld: Local                         $0               $0               $0               $0
FICA Withheld                                      $0               $0               $0               $0
Employers FICA                                     $0               $0               $0               $0
Unemployment Tax: Federal                          $0               $0               $0               $0
Unemployment Tax: State                            $0               $0               $0               $0
All Other Payroll W/H                              $0               $0               $0               $0
                                                   $0               $0               $0               $0
State Taxes: Inc./Sales/Use/Excise                 $0               $0               $0               $0
Property Taxes                                     $0               $0               $0               $0
                                                   $0

Workers Compensation                                0                0                0                0
                                                   --               --               --               --

Total                                              $0               $0               $0               $0

Wages and Salaries                                  0                0                0                0
                                                   --               --               --               --

Grand Total                                        $0               $0               $0               $0
                                                   ==               ==               ==               ==

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)         0-30 Days       30-60 Days     Over 60 Days
Accounts Payable                            $0               $0               $0
Accounts Receivable                         $0               $0               $0

                             MONTHLY CASH STATEMENT

                         Period Ending: AUGUST 31, 2005

                                                        INTERMET HOLDING COMPANY
                                                        Case Number: 04-67601

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                  General          Payroll            Tax           Cash Coll.        Petty Cash
                                    Acct.            Acct.            Acct.            Acct.             Acct.
A. Beginning Balance               _____            _____             _____            _____             _____

B. Receipts                        _____            _____             _____            _____             _____
   (Attach separate schedule)

C. Balance Available               _____            _____             _____            _____             _____
   (A+B)

D. Less Disbursements              _____            _____             _____            _____             _____
   (Attach separate schedule)

E. Ending Balance                                             N/A - COMPANY HAS NO BANK ACCOUNTS
   (C-D)

   (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
                                    ACCOUNT)

General Account:

      1. Depository Name & Location         _____________________________

      2. Account Number                     _____________________________

Payroll Account:

      1. Depository Name & Location         _____________________________

      2. Account Number                     _____________________________

Tax Account:

      1. Depository Name & Location         _____________________________

      2. Account Number                     _____________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:

_________________________________________________________________________

_________________________________________________________________________

Date: SEPTEMBER 23, 2005                        ______________________________
                                                Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                         Period Ending: AUGUST 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: INTERMET HOLDING COMPANY   Capacity:        ___      Shareholder
      Case Number: 04-67601                       ___      Officer
                                                  ___      Director
                                                  ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

Current Compensation Paid:               Weekly            or         Monthly

                                         _______                      _______

Current Benefits Paid:                   Weekly            or         Monthly

      Health Insurance                   _______                      _______

      Life Insurance                     _______                      _______

      Retirement                         _______                      _______

      Company Vehicle                    _______                      _______

      Entertainment                      _______                      _______

      Travel                             _______                      _______

      Other Benefits                     _______                      _______

      Total Benefits                     _______                      _______

CURRENT OTHER BENEFITS PAID:             Weekly            or         Monthly

      Rent Paid                          _______                      _______

      Loans                              _______                      _______

      Other (Describe)                   _______                      _______

      Other (Describe)                   _______                      _______

      Other (Describe)                   _______                      _______

      Total Other Payments               _______                      _______

CURRENT TOTAL OF ALL PAYMENTS:           Weekly            or         Monthly

                                         _______                      $0

Dated: SEPTEMBER 23, 2005               ________________________________________
                                        Principal, Officer, Director, or Insider

                                                                          Form 6

                                                        Intermet Holding Company
                                                           Case Number: 04-67601

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE                CARRIER             POLICY PERIOD
   --------------                -------             -------------
Property                     Lloyds                 11/1/04-11/1/05
Boiler/Machine               Hartford               11/1/04-11/1/05
Cargo                        Fireman's Fund         11/1/04-11/1/05
Truck Cargo                  Fireman's Fund         11/1/04-11/1/05

Aviation                     USAIG                  11/1/04-11/1/05

Fiduciary                    St. Paul               11/1/04-11/1/05

Primary D&O                  St. Paul               11/1/04-11/1/05
Excess D&O                   Chubb                  11/1/04-11/1/05
Excess D&O                   Platte River           11/1/04-11/1/05

Crime                        AIG                    12/1/04-12/1/05

General Liability            ACE                    12/22/04-12/22/05
Umbrella                     National Union         12/22/04-12/22/05

Workers' Comp                ACE                    12/22/04-6/22/05
                                                    & 6/22/05-12/22/05

Excess Workers' Comp         ACE                    12/22/04-12/22/05

Auto                         ACE                    12/22/04-12/22/05

Foreign (DIC)                ACE                    12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED AUGUST 31, 2005:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67604
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
INTERMET ILLINOIS, INC.                     )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         X        Operating Statement                         (Form 2)

         X        Balance Sheet                               (Form 3)

         X        Summary of Operations                       (Form 4)

         X        Monthly Cash Statement                      (Form 5)

         X        Statement of Compensation                   (Form 6)

         X        Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                             YES [X] NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)
                                                             YES [X] NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                             YES [X] NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                             YES [X] NO [ ]

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)

                                                             YES [X] NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:   SEPTEMBER 23, 2005            /s/ Robert E. Belts
                                       ----------------------------------------
                                       Debtor In Possession

                                       Chief Financial Officer (248) 952-2500
                                       ----------------------- --------------
                                       Title                   Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 8-31-05
($000's)

                                              CASE # 04-67604
                                                  INTERMET
                                                  ILLINOIS
                                        -----------------------------------
                                        Current Month    Total Since Filing
                                        -------------    ------------------
Net Sales                                    -                     -
Cost of Goods Sold
Materials and Freight                        -                     -
Wages - Hourly                               -                     -
Wages-Salary                                 -                     -
Employee Benefits and Pension                -                     -
 Repairs & Maintenance                       -                     -
Supplies                                     -                     -
Utilities                                    -                     -
Purchased Components/Services                -                     -
Income(loss) from Pattern Sales              -                     -
 Fixed Asset - (gain/loss)                   -                     -
 MIS Expense                                 -                     -
 Travel & Entertainment                      -                     -
 Other Variable Costs                        -                     -
 Depreciation & Amortization                 -                     -
 Other Allocated Fixed Costs                 -                     -
 Other Fixed Costs                           -                     -
                                        ------                 -----
Cost of Goods Sold                           -                     -

Gross Profit                                 -                     -

Plant SG&A Expense                           -                     -
SG&A Expense - Allocation (Sched 1)          -                     -
 Other Operating Expenses                    -                     -
                                        ------                 -----
Total Operating Expenses                     -                     -

Operating Profit                             -                     -

Outside Interest Income                      -                     -
Outside Interest (Expense)                   -                     -
Intercompany Interest Income                 -                     -
Intercompany Interest (Expense)              -                     -
 Charges (From) Affiliates                   -                     -
 Charges To Affiliates                       -                     -
 Gain/(Loss) On Sales Of Assets              -                     -
 Outside Dividend Income                     -                     -
 Foreign Exchange Gain/(Loss)                -                     -
Income/Loss From European Operations         -                     -
 Other Income/(Expense)                      -                     -
                                        ------                 -----
 Total Non-Operating Expenses                -                     -

Income Before Income Taxes                   -                     -

Income Tax Expense                           -                     -
                                        ------                 -----
Net Income                                   -                     -
                                        ======                 =====

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                       August
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                             August
                                             ------
Officer Compensation                         $  189
Salary Expense other Employees                  949
Employee Benefits and Pension                   111
Payroll Taxes                                    53
Other Taxes                                       9
Rent and Lease Expense                          191
Interest Expense
Insurance                                        54
Automobile and Truck Expense                     10
Utilities(Gas Electric,Phone)                    42
Depreciation                                     87
Travel and Entertainment                         99
Repairs and Maintenance                          36
Advertising/Promotion                             5
Supplies, Office Expense                         22

OTHER:
Contributions                                     0
Professional Fees - Audit/Tax                   350
Bank Fees                                        23
Public Reporting Fees                           (80)
Employee Relocation/Training                      1
Data Processing                                  15
Dues and Subscriptions                           12
Outside Services                                156
Project Development Costs net of Billings        21
Director Fees                                    25
Miscellaneous                                     2
Legal Fees                                        0
Cost Allocation - Europe                        (78)
Cost Allocation - Out                          (186)
                                             ------
                                             $2,118
                                             ======

Allocation:
Wagner Castings              191
Northern Castings             51
Ironton Iron                   0
Lynchburg Foundry            193
Columbus Foundry             313
Wagner Havana                  0
Intermet U.S. Holdings       261
Cast-Matic Corp.              82
Diversified Diemakers        257
Ganton Technologies          168
Tool Products                137
Corporate                    465
                          ------
Total                     $2,118
                          ======

Intermet Corp. and Subsidiaries
Balance Sheet as of 08-31-05
($000's)

                                                CASE # 04-67604
                                                ---------------
                                                    INTERMET
                                                    ILLINOIS
                                                --------------
 Cash And Equivalents
 Accounts Receivable
 Short-Term Intercompany Receivables
 Inventories
 Other Current Assets                                        -
                                                --------------
    TOTAL CURRENT ASSETS                                     -

 Land and Buildings                                          -
  Machinery & Equipment                                    163
  Construction In Progress                                (163)
                                                --------------
  Total Fixed Assets                                         -
  Accumulated Depreciation                                   -
                                                --------------
     NET FIXED ASSETS                                        -

  Investment In Subsidiaries                                 -
 Investment In European Operations                           -
  Long-Term Intercompany Receivables                         -
  Deferred Taxes, Long-Term Asset
  Other Assets                                               -
                                                --------------
     TOTAL ASSETS                               $            -
                                                ==============
LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
 Accounts Payable
 Wages and Salaries  (See schedule)
 Taxes Payable - (See schedule)
                                                --------------
   TOTAL POST PETITION LIABILITIES                           -

 SECURED LIABILITIES:
 SECURED DEBT                                                -

 PRE-PETITION LIABILITIES:
 Taxes and Other Priority Liabilities:
  Accrued Income Taxes                                       -
  Accrued Tax - State                                        -
  Accrued Property Taxes                                     -
  Accrued Workers Comp.                                      -
  Accrued Payroll                                            -
 Accrued Payroll Taxes                                       -
                                                --------------
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES                  -

 UNSECURED LIABILITIES
 Accounts Payable                                            -
 Senior  & IDR Bonds                                         -
                                                --------------
 TOTAL UNSECURED LIABILITIES                                 -

 OTHER LIABILITIES
 Accrued Liabilities                                         -
 Short-Term Intercompany Payables                            -

  Retirement Benefits
  Deferred Taxes - Long-Term Liability
  Other Long-Term Liabilities
  Long-Term Intercompany Payables                          100
  Minority Interest
                                                --------------
  TOTAL LIABILITIES                                        100

  Common Stock                                               -
  Capital In Excess Of Par Value                             -
 Retained Earnings - Prepetition                          (100)
 Retained Earnings - Post Petition                           0
 Equity In European Operations
  Accumulated Translation Adjustment                         -
  Minimum Pension Liability Adjustment
  Unearned Restricted Stock
                                                --------------
 TOTAL SHAREHOLDER EQUITY                                 (100)
                                                --------------
  TOTAL LIABILITIES AND EQUITY                  $            -
                                                ==============

PERIOD ENDED: 08-31-05             INTERMET ILLINOIS              CASE #04-67604

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                     Balance                           Balance
                                      as of     Accrued/  Payments/    as of
                                    07/31/2005  Withheld   Deposits  08/31/2005
                                    ----------  --------  ---------  ----------
Income tax withheld: Federal        $        0  $      0  $       0  $        0
Income tax withheld: State          $        0  $      0  $       0  $        0
Income tax withheld: Local          $        0  $      0  $       0  $        0
FICA Withheld                       $        0  $      0  $       0  $        0
Employers FICA                      $        0  $      0  $       0  $        0
Unemployment Tax: Federal           $        0  $      0  $       0  $        0
Unemployment Tax: State             $        0  $      0  $       0  $        0
All Other Payroll W/H               $        0  $      0  $       0  $        0
                                    $        0  $      0  $       0  $        0
State Taxes: Inc./Sales/Use/Excise  $        0  $      0  $       0  $        0
Property Taxes                      $        0  $      0  $       0  $        0
                                    $        0
Workers Compensation                         0         0          0           0
                                    ----------  --------  ---------  ----------
Total                               $        0  $      0  $       0  $        0

Wages and Salaries                           0         0          0           0
                                    ----------  --------  ---------  ----------
Grand Total                         $        0  $      0  $       0  $        0
                                    ==========  ========  =========  ==========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petition)   0-30 Days  30-60 Days  Over 60 Days
Accounts Payable              $       0  $        0  $          0
Accounts Receivable           $       0  $        0  $          0

                             MONTHLY CASH STATEMENT

                         Period Ending: AUGUST 31, 2005

                                                         INTERMET ILLINOIS, INC.
                                                          Case Number:  04-67604

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                               General  Payroll   Tax   Cash Coll.  Petty Cash
                                Acct.    Acct.   Acct.     Acct.      Acct.
A. Beginning Balance            _____    _____   _____    _____       _____

B. Receipts                     _____    _____   _____    _____       _____
   (Attach separate schedule)

C. Balance Available            _____    _____   _____    _____       _____
   (A+B)

D. Less Disbursements           _____    _____   _____    _____       _____
   (Attach separate schedule)

E. Ending Balance                N/A - COMPANY HAS NO BANK ACCOUNT
       (C-D)

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
ACCOUNT)

General Account:

         1. Depository Name & Location      _____________________________

         2. Account Number                  _____________________________

Payroll Account:

         1. Depository Name & Location      _____________________________

         2. Account Number                  _____________________________

Tax Account:

         1. Depository Name & Location      _____________________________

         2. Account Number                  _____________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:

_________________________________________________________________________

_________________________________________________________________________

Date: SEPTEMBER 23, 2005                          ______________________________
                                                  Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                         Period Ending: AUGUST 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.(Attach additional pages if necessary.)

Name: INTERMET ILLINOIS, INC.               Capacity:       ___      Shareholder
      Case Number: 04-67604                                 ___      Officer
                                                            ___      Director
                                                            ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                   Weekly       or         Monthly

CURRENT BENEFITS PAID:                       Weekly       or         Monthly

          Health Insurance                   _______                 _______

          Life Insurance                     _______                 _______

          Retirement                         _______                 _______

          Company Vehicle                    _______                 _______

          Entertainment                      _______                 _______

          Travel                             _______                 _______

          Other Benefits                     _______                 _______

          Total Benefits                     _______                 _______

CURRENT OTHER BENEFITS PAID:                Weekly        or         Monthly

         Rent Paid                          _______                  _______

         Loans                              _______                  _______

         Other (Describe)                   _______                  _______

         Other (Describe)                   _______                  _______

         Other (Describe)                   _______                  _______

         Total Other Payments               _______                  _______

CURRENT TOTAL OF ALL PAYMENTS:              Weekly        or         Monthly

                                                                     $0

Dated: SEPTEMBER 23, 2005
                                         _______________________________________
                                         PRINCIPAL,OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                         Intermet Illinois, Inc.
                                                           Case Number: 04-67604

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE             CARRIER           POLICY PERIOD
---------------------   ---------------   ------------------
Property                Lloyds               11/1/04-11/1/05
Boiler/Machine          Hartford             11/1/04-11/1/05
Cargo                   Fireman's Fund       11/1/04-11/1/05
Truck Cargo             Fireman's Fund       11/1/04-11/1/05

Aviation                USAIG                11/1/04-11/1/05

Fiduciary               St. Paul             11/1/04-11/1/05

Primary D&O             St. Paul             11/1/04-11/1/05
Excess D&O              Chubb                11/1/04-11/1/05
Excess D&O              Platte River         11/1/04-11/1/05

Crime                   AIG                  12/1/04-12/1/05

General Liability       ACE                12/22/04-12/22/05
Umbrella                National Union     12/22/04-12/22/05

Workers' Comp           ACE                 12/22/04-6/22/05
                                          & 6/22/05-12/22/05

Excess Workers' Comp    ACE                12/22/04-12/22/05

Auto                    ACE                12/22/04-12/22/05

Foreign (DIC)           ACE                12/22/04-12/22/05

Note : This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED AUGUST 31, 2005:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )             CASE NO: 04-67607
                                            )             Chapter  11
                                            )             Judge:  Marci B.McIvor
INTERMET INTERNATIONAL, INC.                )
                        Debtor              )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

   [X]   Operating Statement              (Form 2)

   [X]   Balance Sheet                    (Form 3)

   [X]   Summary of Operations            (Form 4)

   [X]   Monthly Cash Statement           (Form 5)

   [X]   Statement of Compensation        (Form 6)

   [X]   Schedule of In-Force Insurance   (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                                  YES [X] NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                                  YES [X] NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                                                  YES [X] NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                                  YES [X] NO [ ]
6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)

                                                                  YES [X] NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: SEPTEMBER 23, 2005               /s/ Robert E. Belts
                                        ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer   (248) 952-2500
                                        -----------------------   --------------
                                        Title                      Phone

                             MONTHLY CASH STATEMENT

                         Period Ending: AUGUST 31, 2005

                                                    INTERMET INTERNATIONAL, INC.
                                                    Case Number: 04-67607

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                  General  Payroll   Tax    Cash Coll.  Petty Cash
                                   Acct.    Acct.    Acct.    Acct.       Acct.
A.  Beginning Balance             _______  _______  ______  __________  __________

B.  Receipts                      _______  _______  ______  __________  __________
      (Attach separate schedule)

C.  Balance Available             _______  _______  ______  __________  __________
      (A+B)

D.  Less Disbursements            _______  _______  ______  __________  __________
      (Attach separate schedule)

E.  Ending Balance                ALL ACTIVITY FOR INTERMET INTERNATIONAL, INC.
           (C-D)                  IS REPORTED IN THE CONSOLIDATED COLUMBUS FOUNDRY
                                  OPERATING REPORT (CASE #04-67609).

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
ACCOUNT)

General Account:
        1.   Depository Name & Location   _____________________________

        2.   Account Number               _____________________________

Payroll Account:
        1.   Depository Name & Location   _____________________________

        2.   Account Number               _____________________________

Tax Account:
        1.   Depository Name & Location   _____________________________

        2.   Account Number               _____________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:

_______________________________________________________________________

_______________________________________________________________________

Date: SEPTEMBER 23, 2005                  _____________________________
                                          Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                         Period Ending: AUGUST 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: INTERMET INTERNATIONAL, INC. Capacity: ___ Shareholder
      Case Number:  04-67607                 ___ Officer
                                             ___ Director
                                             ___ Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                     Weekly    or    Monthly

                                              _______          _______

CURRENT BENEFITS PAID:                         Weekly    or    Monthly

                 Health Insurance             _______          _______

                 Life Insurance               _______          _______

                 Retirement                   _______          _______

                 Company Vehicle              _______          _______

                 Entertainment                _______          _______

                 Travel                       _______          ______

                 Other Benefits               _______          _______

                 Total Benefits               _______          _______

CURRENT OTHER BENEFITS PAID:                   Weekly    or    Monthly

                 Rent Paid                    _______          _______

                 Loans                        _______          _______

                 Other (Describe)             _______          _______

                 Other (Describe)             _______          _______

                 Other (Describe)             _______          _______

                 Total Other Payments         _______          _______

CURRENT TOTAL OF ALL PAYMENTS:                 Weekly    or    Monthly

                                              _______          $     0

Dated: SEPTEMBER 23, 2005               ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                    Intermet International, Inc.
                                                           Case Number: 04-67607

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE        CARRIER         POLICY PERIOD
--------------------  --------------  ------------------
Property              Lloyds          11/1/04-11/1/05
Boiler/Machine        Hartford        11/1/04-11/1/05
Cargo                 Fireman's Fund  11/1/04-11/1/05
Truck Cargo           Fireman's Fund  11/1/04-11/1/05

Aviation              USAIG           11/1/04-11/1/05

Fiduciary             St. Paul        11/1/04-11/1/05

Primary D&O           St. Paul        11/1/04-11/1/05
Excess D&O            Chubb           11/1/04-11/1/05
Excess D&O            Platte River    11/1/04-11/1/05

Crime                 AIG             12/1/04-12/1/05

General Liability     ACE             12/22/04-12/22/05
Umbrella              National Union  12/22/04-12/22/05

Workers' Comp         ACE             12/22/04-6/22/05
                                      & 6/22/05-12/22/05

Excess Workers' Comp  ACE             12/22/04-12/22/05

Auto                  ACE             12/22/04-12/22/05

Foreign (DIC)         ACE             12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED AUGUST 31, 2005:

IN RE:                          )
INTERMET CORPORATION, ET AL     )        CASE NO: 04-67598
                                )        Chapter 11
                                )        Judge: Marci B. McIvor
INTERMET U.S. HOLDING, INC.     )
                    Debtor      )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

   [X]  Operating Statement             (Form 2)

   [X]  Balance Sheet                   (Form 3)

   [X]  Summary of Operations           (Form 4)

   [X]  Monthly Cash Statement          (Form 5)

   [X]  Statement of Compensation       (Form 6)

   [X]  Schedule of In-Force Insurance  (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                                  YES [X] NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                                  YES [X] NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                                                  YES [X] NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                                  YES [X] NO [ ]

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)

                                                                  YES [X] NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: SEPTEMBER 23, 2005               /s/ Robert E. Belts
                                        ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer  (248) 952-2500
                                        -----------------------  --------------
                                        Title                     Phone

Intermet Corp. and Subsidiaries                        CASE #04-67598
Operating Statement                                     INTERMET U.S.
For the Month Ended 8-31-05                               HOLDING
($000's)

                                      Current Month   Total Since Filing
                                      -------------   ------------------
Net Sales                                     5,710               61,336

Cost of Goods Sold
Materials and Freight                         2,605               22,669
Wages - Hourly                                  684                8,556
Wages-Salary                                    332                3,937
Employee Benefits and Pension                   325                4,537
 Repairs & Maintenance                          257                3,540
Supplies                                        570                3,709
Utilities                                       514                5,697
Purchased Components/Services                   136                2,311
Income(loss) from Pattern Sales                   -                  754
 Fixed Asset - (gain/loss)                        -                  (81)
 MIS Expense                                     42                  513
 Travel & Entertainment                           7                   48
 Other Variable Costs                          (203)               1,776
 Depreciation & Amortization                    452                5,617
 Other Allocated Fixed Costs                      -                    1
 Other Fixed Costs                              182                2,068
                                              -----               ------
Cost of Goods Sold                            5,903               65,652

Gross Profit                                   (193)              (4,316)

Plant SG&A Expense                                1                    9
SG&A Expense - Allocation (Sched 1)             261                2,806
 Other Operating Expenses                         -                  514
                                              -----               ------
 Total Operating Expenses                       262                3,329

 Operating Profit                              (455)              (7,645)

 Outside Interest Income                          -                    -
 Outside Interest (Expense)                       -                    -
 Intercompany Interest Income                     -                    -
 Intercompany Interest (Expense)               (115)              (1,235)
 Charges (From) Affiliates                        -                    -
 Charges To Affiliates                            -                    -
 Gain/(Loss) On Sales Of Assets                   6                 (745)
 Outside Dividend Income                          -                    -
 Foreign Exchange Gain/(Loss)                     -                    -
Income/Loss From European Operations              -                    -
 Other Income/(Expense)                           1                   32
                                              -----               ------
 Total Non-Operating Expenses                  (108)              (1,948)

 Income Before Income Taxes                    (563)              (9,593)

 Income Tax Expense                               -                    1

                                              -----               ------
 Net Income                                    (563)              (9,594)
                                              =====               ======

Intermet Corp and Subsidiaries                                 Schedule 1
Corporate Selling, General and Administrative Costs            August
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                           August
                                           ------
Officer Compensation                       $  189
Salary Expense other Employees                949
Employee Benefits and Pension                 111
Payroll Taxes                                  53
Other Taxes                                     9
Rent and Lease Expense                        191
Interest Expense
Insurance                                      54
Automobile and Truck Expense                   10
Utilities(Gas Electric,Phone)                  42
Depreciation                                   87
Travel and Entertainment                       99
Repairs and Maintenance                        36
Advertising/Promotion                           5
Supplies, Office Expense                       22

OTHER:
Contributions                                   0
Professional Fees - Audit/Tax                 350
Bank Fees                                      23
Public Reporting Fees                         (80)
Employee Relocation/Training                    1
Data Processing                                15
Dues and Subscriptions                         12
Outside Services                              156
Project Development Costs net of Billings      21
Director Fees                                  25
Miscellaneous                                   2
Legal Fees                                      0
Cost Allocation - Europe                      (78)
Cost Allocation - Out                        (186)
                                           ------
                                           $2,118
                                           ======

Allocation:

Wagner Castings                               191
Northern Castings                              51
Ironton Iron                                    0
Lynchburg Foundry                             193
Columbus Foundry                              313
Wagner Havana                                   0
Intermet U.S. Holdings                        261
Cast-Matic Corp.                               82
Diversified Diemakers                         257
Ganton Technologies                           168
Tool Products                                 137
Corporate                                     465
                                           ------
Total                                      $2,118
                                           ======

Intermet Corp. and Subsidiaries                              CASE #04-67598
Balance Sheet as of 08-31-05                                  INTERMET U.S.
($000's)                                                        HOLDING

 Cash And Equivalents                        $            -
 Accounts Receivable                                  8,519
 Short-Term Intercompany Receivables                     14
 Inventories                                          6,755
 Other Current Assets                                   312
                                             --------------
    TOTAL CURRENT ASSETS                             15,600

 Land and Buildings                                  29,945
  Machinery & Equipment                              59,580
  Construction In Progress                            1,148
                                             --------------
  Total Fixed Assets                                 90,673
  Accumulated Depreciation                          (50,326)
                                             --------------
     NET FIXED ASSETS                                40,347

  Investment In Subsidiaries                              -
 Investment In European Operations                        -
  Long-Term Intercompany Receivables                      -
  Deferred Taxes, Long-Term Asset                         -
  Other Assets                                        1,142
                                             --------------

     TOTAL ASSETS                            $       57,089
                                             ==============

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
 Accounts Payable                            $          649
 Wages and Salaries  (See schedule)                     804
 Taxes Payable - (See schedule)                         595
                                             --------------
   TOTAL POST PETITION LIABILITIES                    2,048

 SECURED LIABILITIES:
 SECURED DEBT                                             -

 PRE-PETITION LIABILITIES:
 Taxes and Other Priority Liabilities:
  Accrued Income Taxes                                    -
  Accrued Tax - State                                     -
  Accrued Property Taxes                                  -
  Accrued Workers Comp.                                 350
  Accrued Payroll                                         -
 Accrued Payroll Taxes                                    -
                                             --------------
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES             350

 UNSECURED LIABILITIES
 Accounts Payable                                     7,955
 Senior & IDR Bonds                                       -
                                             --------------
 TOTAL UNSECURED LIABILITIES                          7,955

 OTHER LIABILITIES
 Accrued Liabilities                                  1,731
 Short-Term Intercompany Payables                         4

  Retirement Benefits                                     -
  Deferred Taxes - Long-Term Liability                    -
  Other Long-Term Liabilities                             -
  Long-Term Intercompany Payables                    24,509
  Minority Interest                                       -
                                             --------------
  TOTAL LIABILITIES                                  36,597

  Common Stock                                            5
  Capital In Excess Of Par Value                     54,495
 Retained Earnings - Prepetition                    (24,414)
 Retained Earnings - Post Petition                   (9,594)
 Equity In European Operations                            -
  Accumulated Translation Adjustment                      -
  Minimum Pension Liability Adjustment                    -
  Unearned Restricted Stock                               -
                                             --------------
 TOTAL SHAREHOLDER EQUITY                            20,492
                                             --------------
  TOTAL LIABILITIES AND EQUITY               $       57,089
                                             ==============

PERIOD ENDED: 08-31-05 INTERMET U.S. HOLDING (COLUMBUS MACHINING) CASE #04-67598

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                     Balance                             Balance
                                      as of     Accrued /   Payments /    as of
                                    7/31/2005   Withheld    Deposits    8/31/2005
                                    ---------------------   ----------  ---------
Income tax withheld: Federal        $   1,827   ($    913)  $      913  $   1,827
Income tax withheld: State               (859)       (278)         278       (859)
Income tax withheld: Local                  0           0            0          0
FICA Withheld                           6,188        (424)         424      6,188
Employers FICA                           (123)       (424)         515        (33)
Unemployment Tax: Federal              (1,729)          0            0     (1,729)
Unemployment Tax: State               (12,388)          0            0    (12,388)
All Other Payroll W/H                       0           0            0          0

State Taxes: Inc./Sales/Use/Excise          0        (500)           0       (500)
Property Taxes                       (177,963)     20,646       65,610    (91,707)

Workers Compensation                   27,828     (89,602)       1,312    (60,462)
                                    ---------   ---------   ----------  ---------

Total                               ($157,219)  ($ 71,494)  $   69,051  ($159,662)
Wages and Salaries                      1,393      (3,747)       3,747      1,393
                                    ---------   ---------   ----------  ---------

Grand Total                         ($155,826)  ($ 75,241)  $   72,798  ($158,270)
                                    =========   =========   ==========  =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)  Total   0-30 Days   30-60 Days  Over 60 Days
Accounts Payable              $    0   $      0   $        0  $          0
Accounts Receivable           $8,030  ($    149)  $      537  $      7,642

PERIOD ENDED: 08-31-05 INTERMET U.S. HOLDING CORP. (NEW RIVER) CASE #04-67598

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                      Balance                                  Balance
                                       as of       Accrued /     Payments /     as of
                                     7/31/2005     Withheld       Deposits    8/31/2005
                                    --------------------------   -----------  -----------
Income tax withheld: Federal        $         0   ($   117,219)  $   117,219  $         0
Income tax withheld: State                    0        (43,154)       43,154            0
Income tax withheld: Local                    0              0             0            0
FICA Withheld                                 0        (72,379)       72,379            0
Employers FICA                          (17,642)       (77,159)       72,326      (22,475)
Unemployment Tax: Federal               (54,060)        50,276             0       (3,784)
Unemployment Tax: State                 (30,534)        15,890             0      (14,644)
All Other Payroll W/H                    (6,930)       (39,846)       44,164       (2,611)

State Taxes: Inc./Sales/Use/Excise      (15,000)        (6,946)        6,946      (15,000)
Property Taxes                         (165,000)       (30,950)          950     (195,000)

Workers Compensation                   (168,513)       (19,894)        6,355     (182,051)
                                    -----------   ------------   -----------  -----------

Total                               ($  457,678)  ($   341,381)  $   363,494  ($  435,565)

Wages and Salaries                     (723,165)    (1,036,883)      954,766     (805,282)
                                    -----------   ------------   -----------  -----------

Grand Total                         ($1,180,843)  ($ 1,378,264)  $ 1,318,261  ($1,240,846)
                                    ===========   ============   ===========  ===========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)    Total     0-30 Days   30-60 Days  Over 60 Days
Accounts Payable              $  648,949  $  638,445  $   10,504  $          0
Accounts Receivable           $8,817,177  $5,592,562  $2,491,694  $    732,921

INTERMET CORPORATION AND SUBSIDIARIES                     MONTHLY CASH STATEMENT
Cash Activity Analysis:
Month Ended 8/31/2005

                                                   Case # 04-67598
                                      INTERMET U.S. HOLDING (COLUMBUS MACHINING)

        ACCOUNT TYPE                                                            PR (SALARY)
          ACCOUNT #                                                             2770716633
          BANK                                                                  Stan. Fed.
BEGINNING BANK BALANCE                                                                -
RECEIPTS                                                                              -
TRANSFERS IN (CORPORATE)                                                          5,785
DISBURSEMENTS                                                                         -
TRANSFERS OUT (CORPORATE)                                                        (5,785)
                                                                                -------
ENDING BANK BALANCE                                                                   -

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                                 -
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                            6,113
CORPORATE DEBIT MEMOS                                                            70,491
                                                                                -------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                    $76,604
                                                                                =======

Columbus Machining's payroll is consolidated with the Corporate payroll due to immateriality. Columbus Machining's disbursements are paid and allocated by Corporate.

INTERMET U.S. HOLDING, INC. (COLUMBUS MACHINING)              CASE NO. 04-67598
CASH DISBURSEMENTS
AUGUST 2005

                     VENDOR                                                              TOTAL DISBURSEMENTS
--------------------------------------------------                                       -------------------
HAGEMEYER                                                                                $          4,276.66
RIVER MILL                                                                                            193.20
TAX COMMISSIONER                                                                                   65,609.92
VERIZON WIRELESS                                                                                      145.10
WASTE MANAGEMENT                                                                                      265.87
COLUMBUS MACHINING PAYROLL (INCLUDES DISB BY CORP)                                                  6,112.84
                                                                                         -------------------

                                                                                         $         76,603.59

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:                                   MONTHLY CASH STATEMENT
MONTH ENDED 8/31/2005

                                                                                               CASE # 04-67598
                                                                                      INTERMET U.S. HOLDING (NEW RIVER)
                                                                         --------------------------------------------------------
                  ACCOUNT TYPE                                             DEPOSIT             AP         PR (HOURLY)  PR (SALARY)
                    ACCOUNT #                                            5401086417       2770716476      2770716468   2770716641
                      BANK                                               STAN. FED.       STAN. FED.      STAN. FED.   STAN. FED.
BEGINNING BANK BALANCE                                                            -                 -              -           -
RECEIPTS                                                                  1,889,355                 -              0           -
TRANSFERS IN (CORPORATE)                                                          -         1,889,262        778,180     303,225
DISBURSEMENTS                                                                     -        (1,889,262)      (778,180)   (303,225)
TRANSFERS OUT (CORPORATE)                                                (1,889,355)                -              -           -
                                                                         ----------       -----------     ----------   ---------
ENDING BANK BALANCE                                                               -                 -          (0.00)          -

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                                       1,671,687
CHECKS ISSUED                                                                               1,660,698
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                                      1,030,882
CORPORATE DEBIT MEMOS                                                                          16,698
                                                                                          -----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                              $ 4,379,965
                                                                                          ===========

OUTSTANDING CHECKS AS OF JULY 31                                                              363,822
VOIDED CHECKS OUTSTANDING AS OF JULY 31                                                           (20)
CHECKS ISSUED DURING AUGUST                                                                 1,660,698
CHECKS CLEARED DURING AUGUST                                                               (1,889,262)
                                                                                          -----------
OUTSTANDING CHECKS AS OF AUGUST 31 (SEE OUTSTANDING CHECKLIST)                            $   135,238
                                                                                          ===========

INTERMET U.S. HOLDING, INC. (NEW RIVER)                        CASE NO. 04-67598
CASH DISBURSEMENTS
AUGUST 2005

               VENDOR                                                                                 TOTAL DISBURSEMENTS
-----------------------------------------                                                             -------------------
ACE INSURANCE                                                                                         $          6,355.40
ADVANCED CARBIDE TOOL                                                                                            7,467.10
AEGIS ENVIRONMENTAL INC                                                                                         11,167.54
AETNA US HEALTH CARE                                                                                             4,267.68
AICPA                                                                                                              180.00
AIR PRODUCTS & CHEMICAL                                                                                          5,457.22
ALLIED MINERAL PRODUCTS                                                                                          6,898.80
APPLIED INDUST. TECH                                                                                               913.65
AQUIS COMMUNICATIONS, INC                                                                                          445.63
ARAMARK UNIFORM SERVICE                                                                                            498.64
AT&T                                                                                                             2,936.78
ATLANTIC COAST TOYOTALIFT                                                                                        6,568.67
ATMOS ENERGY                                                                                                     1,512.17
ATMOS ENERGY MARKETING                                                                                          24,517.98
BEDFORD GEN DIST COURT                                                                                             191.79
BEST ONE TIRE                                                                                                    2,299.00
BOB'S REFUSE SERVICE IN                                                                                            663.98
BRIAN HIGGINBOTHAM                                                                                                 600.00
BRUMETT, MARTIN                                                                                                  1,628.53
C.A.PICARD                                                                                                       2,175.00
CANON FINANCIAL                                                                                                    534.34
CAROLINA FIREBRICK SPEC                                                                                          8,768.75
CARTER MACHINERY                                                                                                11,776.00
CC METALS AND ALLOYS IN                                                                                         21,299.53
CENTRAL VALLEY RUBBER S                                                                                         13,576.16
CHAMPION CHISEL WORKS,                                                                                           3,087.48
CHICAGO FREIGHT CAR LEA                                                                                          4,580.42
CITY OF RADFORD                                                                                                  4,929.16
CITY OF RADFORD                                                                                                415,359.23
COMFORT INN RADFORD                                                                                                475.71
COMPUWARE                                                                                                          264.00
CRANE AMERICA SERVICES                                                                                             800.00
DARRELL REED SIGNS                                                                                                 122.00
DETEK INC.                                                                                                       5,740.00
DISA GOFF, INC                                                                                                  15,372.45
DISA INDUSTRIES, INC                                                                                             2,945.00
DONNIE'S GARAGE                                                                                                     20.00
DUBOIS FINISHING TECHNOLOGIES                                                                                    3,233.59
EASTERN TECHNICAL ASSOC                                                                                            450.00
EMI EQUIPMENT MERCHANTS                                                                                             11.05
ENTERPRISE                                                                                                         610.41
ENVIRONMENTAL RESOURCE CENTER                                                                                      998.00
FAIRLAWN STORAGE                                                                                                   112.00
FETTER FINISHING                                                                                                53,799.60
FIRE EQUIPMENT CO.INC.                                                                                             652.00
FLINT, JEREMY                                                                                                       46.88
FOSECO INC.                                                                                                      7,727.52
GENERAL KINEMATICS                                                                                                 978.00
GREAT LAKES PRODUCTION SUPPORT                                                                                  27,555.38
HA INTERNATIONAL, LLC                                                                                           52,864.08
HAMLEY, JEFF                                                                                                        39.37
HARRIS RENTALS                                                                                                      65.00
HART METALS, INC.                                                                                               37,400.00
HEAT TREATING SERVICES                                                                                          50,981.11
HEATH OIL LLC                                                                                                    2,827.26
HERAEUS ELECTRO NITE CO                                                                                            586.80
HICKMAN, WILLIAMS AND CO                                                                                             7.50
HILL AND GRIFFITH CO.                                                                                          118,895.70
HOWARD BROWN                                                                                                       174.15
HOWELL, DOUG                                                                                                        98.45
INDUCTOTHERM CORP.                                                                                              17,439.12
INDUSTRIAL MOTION CONTROL,LLC                                                                                    7,000.00
INDUSTRIAL POWDER COATI                                                                                            551.00
INDUSTRIAL SUPPLY CORP                                                                                         229,520.92
INTERNATIONAL SURFACE P                                                                                          4,244.49
KUNCE, JUSTIN                                                                                                    2,902.54
KWIK KAFE CO                                                                                                       203.50
L. H. CORP                                                                                                         252.00

INTERMET U.S. HOLDING, INC. (NEW RIVER)                        CASE NO. 04-67598
CASH DISBURSEMENTS
AUGUST 2005

               VENDOR                                                                                 TOTAL DISBURSEMENTS
-----------------------------------------                                                             -------------------
LABORATORY CORP OF AMER                                                                                            663.50
LECTROTHERM                                                                                                      1,950.00
LINA.                                                                                                               74.00
LLOYD ELECTRIC CO.INC.                                                                                           5,322.11
MARJO PLASTICS CO INC                                                                                              245.00
MASA CORPORATION                                                                                                    89.25
MCC                                                                                                             10,184.63
MCCOMBS, BRENT                                                                                                   1,219.63
MERCER                                                                                                           2,592.00
MERCER                                                                                                           1,872.00
METEC INC                                                                                                       13,500.00
MILLER AND COMPANY LLC                                                                                         158,769.85
MITCHELL, KEVIN L.                                                                                                 392.31
MOODY,DWAYNE                                                                                                        40.72
MOUNTAIN SPRINGS                                                                                                   265.00
MYOPTICS EYEWEAR                                                                                                 1,264.00
NATIONAL MATERIAL TRADING                                                                                      122,359.66
NEW RIVER PAYROLL (INCLUDES DISB BY CORP)                                                                    1,030,881.75
NEW RIVER RECYCLING                                                                                             16,924.99
NEW RIVER SOLID WASTE M                                                                                         40,941.70
NEXTIRA                                                                                                          1,342.01
NORFOLK SOUTHERN  (GA)                                                                                          70,000.00
OLVER, INC.                                                                                                        826.25
OMNISOURCE CORPORATION                                                                                       1,110,884.72
PATTERN SERVICES                                                                                                 1,087.50
PATTERN TECHNOLOGIES                                                                                           317,900.00
PEARSON, MURRAY                                                                                                    642.64
PIEDMONT FOUNDRY SUPPLY                                                                                          1,397.70
PORTER WARNER INDUSTRIE                                                                                          1,656.00
PROCHEM ANALYTICAL INCO                                                                                          2,890.00
PROVIDENT LIFE                                                                                                      74.75
PROVIDENT LIFE                                                                                                   2,168.36
PULASKI GENERAL DIST CO                                                                                            119.57
PYNN, DAVID                                                                                                        678.55
QUASAR INTERNATIONAL                                                                                               226.13
RADFORD CITY FLORIST                                                                                               221.35
RADFORD COMBINED COURT                                                                                             361.81
RADFORD STORAGE                                                                                                    160.00
REDDY ICE-CASSCO                                                                                                   708.00
REFCO INC                                                                                                        6,120.00
RITENOUR, GINNY                                                                                                     16.30
ROADWAY EXPRESS, INC.                                                                                              215.57
ROANOKE TIMES&WORLD NEWS                                                                                           332.60
SAFETY & COMPLIANCE                                                                                                400.00
SAFETY & COMPLIANCE SERVICE                                                                                        800.00
SAF-GARD SAFETY SHOE CO                                                                                            874.91
SAVEITNOW                                                                                                          567.07
SECURITY FORCES INC                                                                                              8,343.17
SECURITY SCALE SERVICE                                                                                           5,338.31
STAR PRINT                                                                                                         464.65
THOMPSON CHRYSLER-PLYMO                                                                                            449.60
THOMPSON TIRE                                                                                                      469.30
THOMPSON,THERESA                                                                                                   103.22
TMS-THE MODAL SHOP INC                                                                                          42,655.83
TOMLIN, LINDA                                                                                                      786.75
TRANSMAN (FREIGHT)                                                                                              62,522.74
TWO WAY RADIO INC                                                                                                  335.03
UNITED INDUSTRIAL SERVI                                                                                         24,765.19
UNITED REFRACTORIES COM                                                                                          8,856.00
UNITED WAY SAL                                                                                                     180.00
VA. DEPT OF TAXATION                                                                                             6,821.15
VADEN ROSS                                                                                                          80.00
VALLEY LANDSCAPING                                                                                                 195.00
VERIZON   (17577)                                                                                                4,474.16
VSCPA                                                                                                              570.00
W. MATTHEW SKEWES, MD                                                                                            2,640.00
WEDRON SILICA-FAIRMOUNT                                                                                         37,114.00
WHEELABRATOR ABRASIVES                                                                                          21,384.00
WILLIAM A. KIBBE & ASSO                                                                                            210.00
X-RITE INC.                                                                                                        360.00
                                                                                                      -------------------

                                                                                                      $      4,379,965.20

INTERMET U.S. HOLDING, INC.
CASE NO.  04-67598
AT 8/31/05

NEW RIVER - BANK RECONCILIATION

Bank Balance                             $               -

Outstanding AP Checks                           135,238.23

Unadjusted GL Balance                           135,238.23
                                         -----------------

Difference                               $               -
                                         =================

NEW RIVER
OUTSTANDING CHECKS
CASE NO.  04-67598

7/29/05               106501               33,250.00
 8/5/05               106549                   16.30
8/31/05               106637                  551.00
8/19/05               106706                7,532.03
8/19/05               106724                   13.50
8/26/05               106748                  180.00
8/26/05               106751                  600.00
8/26/05               106760               13,112.70
8/26/05               106767                  245.00
8/26/05               106770                  392.31
8/26/05               106771                  732.50
8/26/05               106773                  119.57
8/26/05               106779                   62.72
8/26/05               106782                8,856.00
8/26/05               106785               69,574.60

                                          135,238.23

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                         Period Ending: AUGUST 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: INTERMET U.S. HOLDING, INC.    Capacity:   _____       Shareholder
      Case Number:  04-67598                     _____       Officer
                                                 _____       Director
                                                 _____       Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

Current Compensation Paid:                    Weekly              or                   Monthly

                                              _______                                  _______

Current Benefits Paid:                        Weekly              or                   Monthly

                     Health Insurance         _______                                  _______

                     Life Insurance           _______                                  _______

                     Retirement               _______                                  _______

                     Company Vehicle          _______                                  _______

                     Entertainment            _______                                  _______

                     Travel                   _______                                  _______

                     Other Benefits           _______                                  _______

                     Total Benefits           _______                                  _______

CURRENT OTHER BENEFITS PAID:                  Weekly              or                   Monthly

                     Rent Paid                _______                                  _______

                     Loans                    _______                                  _______

                     Other (Describe)         _______                                  _______

                     Other (Describe)         _______                                  _______

                     Other (Describe)         _______                                  _______

                     Total Other Payments     _______                                  _______

CURRENT TOTAL OF ALL PAYMENTS:                Weekly              or                   Monthly

                                              _______                                  $     0

Dated: SEPTEMBER 23, 2005               ________________________________________
                                        Principal, Officer, Director, or Insider

                                                                          Form 6

                                                     Intermet U.S. Holding, Inc.
                                                           Case Number: 04-67598

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

    INSURANCE TYPE                                      CARRIER                                 Policy Period
-----------------------                             ---------------                          ------------------
Property                                            Lloyds                                   11/1/04-11/1/05
Boiler/Machine                                      Hartford                                 11/1/04-11/1/05
Cargo                                               Fireman's Fund                           11/1/04-11/1/05
Truck Cargo                                         Fireman's Fund                           11/1/04-11/1/05

Aviation                                            USAIG                                    11/1/04-11/1/05

Fiduciary                                           St. Paul                                 11/1/04-11/1/05

Primary D&O                                         St. Paul                                 11/1/04-11/1/05
Excess D&O                                          Chubb                                    11/1/04-11/1/05
Excess D&O                                          Platte River                             11/1/04-11/1/05

Crime                                               AIG                                      12/1/04-12/1/05

General Liability                                   ACE                                      12/22/04-12/22/05
Umbrella                                            National Union                           12/22/04-12/22/05

Workers' Comp                                       ACE                                      12/22/04-6/22/05
                                                                                             & 6/22/05-12/22/05

Excess Workers' Comp                                ACE                                      12/22/04-12/22/05

Auto                                                ACE                                      12/22/04-12/22/05

Foreign (DIC)                                       ACE                                      12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED AUGUST 31, 2005:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67603
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
IRONTON IRON, INC.                          )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     [X] Operating Statement                  (Form 2)

     [X] Balance Sheet                        (Form 3)

     [X] Summary of Operations                (Form 4)

     [X] Monthly Cash Statement               (Form 5)

     [X] Statement of Compensation            (Form 6)

     [X] Schedule of In-Force Insurance       (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)
                                                           YES [X]        NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.

(If not, attach written explanation)
                                                           YES [X]        NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)
                                                           YES [X]        NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                           YES [X]        NO [ ]

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)

                                                           YES [X]        NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:   SEPTEMBER 23, 2005         /s/ Robert E. Belts
                                    --------------------------------------------
                                    Debtor In Possession

                                    Chief Financial Officer   (248) 952-2500
                                    -----------------------   ------------------
                                    Title                     Phone

Intermet Corp. and Subsidiaries                           CASE #04-67603
Operating Statement                                          IRONTON
For the Month Ended 8-31-05                                    IRON
($000's)

                                    Current Month   Total Since Filing
                                    -------------   ------------------
 Net Sales                                      -                    -

Cost of Goods Sold
Materials and Freight                           -                    -
Wages - Hourly                                  -                    -
Wages-Salary                                    -                    -
Employee Benefits and Pension                   -                    -
 Repairs & Maintenance                          -                    -
Supplies                                        -                    -
Utilities                                       -                    -
Purchased Components/Services                   -                    -
Income(loss) from Pattern Sales                 -                    -
 Fixed Asset - (gain/loss)                      -                    -
 MIS Expense                                    -                    -
 Travel & Entertainment                         -                    -
 Other Variable Costs                           -                  (37)
 Depreciation & Amortization                    -                    -
 Other Allocated Fixed Costs                    -                    -
 Other Fixed Costs                              -                    -
                                    -------------   ------------------
Cost of Goods Sold                              -                  (37)

Gross Profit                                    -                   37

Plant SG&A Expense                              -                   (3)
SG&A Expense - Allocation (Sched 1)             -                    -
 Other Operating Expenses                       5                  578
                                    -------------   ------------------
 Total Operating Expenses                       5                  575

 Operating Profit                              (5)                (538)

 Outside Interest Income                        -                    -
 Outside Interest (Expense)                     -                    -
 Intercompany Interest Income                   -                    -
 Intercompany Interest (Expense)                -                    -
 Charges (From) Affiliates                      -                    -
 Charges To Affiliates                          -                    -
 Gain/(Loss) On Sales Of Assets                 -                    -
 Outside Dividend Income                        -                    -
 Foreign Exchange Gain/(Loss)                   -                    -
Income/Loss From European Operations            -                    -
 Other Income/(Expense)                         -                    -
                                    -------------   ------------------
 Total Non-Operating Expenses                   -                    -

 Income Before Income Taxes                    (5)                (538)

 Income Tax Expense                             -                   -

                                    -------------   ------------------
 Net Income                                    (5)                (538)
                                    =============   ==================

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                       August
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                           August
                                         -----------
Officer Compensation                     $       189
Salary Expense other Employees                   949
Employee Benefits and Pension                    111
Payroll Taxes                                     53
Other Taxes                                        9
Rent and Lease Expense                           191
Interest Expense
Insurance                                         54
Automobile and Truck Expense                      10
Utilities(Gas Electric,Phone)                     42
Depreciation                                      87
Travel and Entertainment                          99
Repairs and Maintenance                           36
Advertising/Promotion                              5
Supplies, Office Expense                          22

OTHER:

Contributions                                      0
Professional Fees - Audit/Tax                    350
Bank Fees                                         23
Public Reporting Fees                            (80)
Employee Relocation/Training                       1
Data Processing                                   15
Dues and Subscriptions                            12
Outside Services                                 156
Project Development Costs net of Billings         21
Director Fees                                     25
Miscellaneous                                      2
Legal Fees                                         0
Cost Allocation - Europe                         (78)
Cost Allocation - Out                           (186)
                                         -----------
                                         $     2,118
                                         ===========

Allocation:

Wagner Castings              191
Northern Castings             51
Ironton Iron                   0
Lynchburg Foundry            193
Columbus Foundry             313
Wagner Havana                  0
Intermet U.S. Holdings       261
Cast-Matic Corp.              82
Diversified Diemakers        257
Ganton Technologies          168
Tool Products                137
Corporate                    465
                         -------
Total                    $ 2,118
                         =======

Intermet Corp. and Subsidiaries          CASE #04-67603
Balance Sheet as of 08-31-05
($000's)

                                               IRONTON
                                                IRON
                                               --------
 Cash And Equivalents
 Accounts Receivable
 Short-Term Intercompany Receivables
 Inventories
 Other Current Assets                                 -
                                               --------
    TOTAL CURRENT ASSETS                              -

 Land and Buildings                                   -
  Machinery & Equipment
  Construction In Progress
                                               --------
  Total Fixed Assets                                  -
  Accumulated Depreciation
                                               --------
     NET FIXED ASSETS                                 -

  Investment In Subsidiaries
 Investment In European Operations                    -
  Long-Term Intercompany Receivables
  Deferred Taxes, Long-Term Asset                     -
  Other Assets
                                               --------

     TOTAL ASSETS                              $      -
                                               ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES

 Accounts Payable                              $      -
 Wages and Salaries  (See schedule)                   -
 Taxes Payable - (See schedule)                       -
                                               --------
   TOTAL POST PETITION LIABILITIES                    -

 SECURED LIABILITIES:
 Secured debt                                         -

 PRE-PETITION LIABILITIES:
 Taxes and Other Priority Liabilities:
  Accrued Income Taxes                                -
  Accrued Tax - State                                 -
  Accrued Property Taxes                              -
  Accrued Workers Comp                              809
  Accrued Payroll                                     -
 Accrued Payroll Taxes                                -
                                               --------
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES         809

 Unsecured liabilities
 Accounts Payable                                     -
 Senior  & IDR Bonds                                  -
                                               --------
 TOTAL UNSECURED LIABILITIES                          -

 OTHER LIABILITIES
 Accrued Liabilities                                137
 Short-Term Intercompany Payables                     -

  Retirement Benefits                                 -
  Deferred Taxes - Long-Term Liability                -
  Other Long-Term Liabilities                         -
  Long-Term Intercompany Payables                33,277
  Minority Interest                                   -
                                               --------
  TOTAL LIABILITIES                              34,223

  Common Stock                                        -
  Capital In Excess Of Par Value                 49,000
 Retained Earnings - Prepetition                (82,685)
 Retained Earnings - Post Petition                 (538)
 Equity In European Operations
  Accumulated Translation Adjustment                  -
  Minimum Pension Liability Adjustment                -
  Unearned Restricted Stock                           -
                                               --------
 TOTAL SHAREHOLDER EQUITY                       (34,223)

                                               --------
  TOTAL LIABILITIES AND EQUITY                 $      -
                                               ========

PERIOD ENDED: 08-31-05           IRONTON IRON, INC.               CASE #04-67603

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                        Balance                                 Balance
                                         as of      Accrued /    Payments /      as of
                                      07/31/2005    Withheld     Deposits      08/31/2005
                                      ----------    ---------    ----------    ----------
Income tax withheld: Federal                  $0           $0           $0             $0
Income tax withheld: State                    $0           $0           $0             $0
Income tax withheld: Local                    $0           $0           $0             $0
FICA Withheld                                 $0           $0           $0             $0
Employers FICA                                $0           $0           $0             $0
Unemployment Tax: Federal                     $0           $0           $0             $0
Unemployment Tax: State                       $0           $0           $0             $0
All Other Payroll W/H                         $0           $0           $0             $0
                                              $0           $0           $0             $0
State Taxes: Inc./Sales/Use/Excise            $0           $0           $0             $0
Property Taxes                                $0           $0           $0             $0
                                              $0
Workers Compensation                           0            0            0              0
                                      ----------    ---------    ----------    ----------

Total                                         $0           $0           $0             $0

Wages and Salaries                             0            0            0              0
                                      ----------    ---------    ----------    ----------

Grand Total                                   $0           $0           $0             $0
                                      ==========    =========    ==========    ==========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)    0-30 Days   30-60 Days   Over 60 Days
Accounts Payable                       $0           $0             $0
Accounts Receivable                    $0           $0             $0

                             MONTHLY CASH STATEMENT

                         Period Ending: AUGUST 31, 2005

                                                          IRONTON IRON, INC.
                                                          Case Number:  04-67603

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                    General   Payroll   Tax     Cash Coll.   Petty Cash
                                    Acct.     Acct.     Acct.   Acct.        Acct.
                                    -------   -------   -----   ----------   ----------
A.  Beginning Balance               _______   _______   _____   __________   __________

B.  Receipts                        _______   _______   _____   __________   __________
    (Attach separate schedule)

C.  Balance Available               _______   _______   _____   __________   __________
    (A+B)

D.  Less Disbursements              _______   _______   _____   __________   __________
    (Attach separate schedule)

E.  Ending Balance                         N/A - COMPANY HAS NO BANK ACCOUNT
        (C-D)

      (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM
                                 EACH ACCOUNT)

General Account:
     1. Depository Name & Location         ___________________________

     2. Account Number                     ___________________________

Payroll Account:
     1. Depository Name & Location         ___________________________

     2. Account Number                     ___________________________

Tax Account:
     1. Depository Name & Location         ___________________________

     2. Account Number                     ___________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:

________________________________________________________________________________

________________________________________________________________________________

Date: SEPTEMBER 23, 2005                       _________________________________
                                               Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                         Period Ending: AUGUST 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:  IRONTON IRON, INC.        Capacity:         ___      Shareholder
       Case Number:  04-67603                      ___      Officer
                                                   ___      Director
                                                   ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:          Weekly           or                Monthly

                                    ______                             _______

CURRENT BENEFITS PAID:              Weekly           or                Monthly

          Health Insurance          _______                            _______

          Life Insurance            _______                            _______

          Retirement                _______                            _______

          Company Vehicle           _______                            _______

          Entertainment             _______                            _______

          Travel                    _______                            _______

          Other Benefits            _______                            _______

          Total Benefits            _______                            _______

CURRENT OTHER BENEFITS PAID:        Weekly           or                Monthly

          Rent Paid                 _______                            _______

          Loans                     _______                            _______

          Other (Describe)          _______                            _______

          Other (Describe)          _______                            _______

          Other (Describe)          _______                            _______

          Total Other Payments      _______                            _______

CURRENT TOTAL OF ALL PAYMENTS:      Weekly           or                Monthly

                                    _______                            $0

Dated: SEPTEMBER 23, 2005               ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                           Ironton Iron, Inc.
                                                           Case Number: 04-67603

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE          CARRIER           POLICY PERIOD
--------------------    --------------    -----------------
Property                Lloyds            11/1/04-11/1/05
Boiler/Machine          Hartford          11/1/04-11/1/05
Cargo                   Fireman's Fund    11/1/04-11/1/05
Truck Cargo             Fireman's Fund    11/1/04-11/1/05

Aviation                USAIG             11/1/04-11/1/05

Fiduciary               St. Paul          11/1/04-11/1/05

Primary D&O             St. Paul          11/1/04-11/1/05
Excess D&O              Chubb             11/1/04-11/1/05
Excess D&O              Platte River      11/1/04-11/1/05

Crime                   AIG               12/1/04-12/1/05

General Liability       ACE               12/22/04-12/22/05
Umbrella                National Union    12/22/04-12/22/05

Workers' Comp           ACE               12/22/04-6/22/05
                                          &6/22/05-12/22/05

Excess Workers' Comp    ACE               12/22/04-12/22/05

Auto                    ACE               12/22/04-12/22/05

Foreign (DIC)           ACE               12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED AUGUST 31, 2005:

IN RE:                                 )
INTERMET CORPORATION, ET AL            )       CASE NO: 04-67606
                                       )       Chapter 11
                                       )       Judge: Marci B. McIvor
LYNCHBURG FOUNDRY, INC.                )
                       Debtor          )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      [X]   Operating Statement                    (Form 2)

      [X]   Balance Sheet                          (Form 3)

      [X]   Summary of Operations                  (Form 4)

      [X]   Monthly Cash Statement                 (Form 5)

      [X]   Statement of Compensation              (Form 6)

      [X]   Schedule of In-Force Insurance         (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                              YES  [X]    NO[ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach written explanation)

                                                              YES  [X]    NO[ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                              YES  [X]    NO[ ]

5.    All United States Trustee Quarterly fees have been paid and are current

                                                              YES  [X]    NO[ ]
6.    Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                              YES  [X]    NO[ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:   SEPTEMBER 23, 2005           /s/ Robert E. Belts
                                      ----------------------------
                                      Debtor In Possession

                                      Chief Financial Officer   (248) 952-2500
                                      -----------------------   --------------
                                      Title                      Phone

      Intermet Corp. and Subsidiaries
      Operating Statement                         CASE #04-67606
      For the month Ended 8-31-05                   LYNCHBURG
     ($000's)                                        FOUNDRY

                                         Current Month     Total Since Filing
                                         -------------     ------------------
 Net Sales                                   8,790               87,503

Cost of Goods Sold
Materials and Freight                        4,044               38,784
Wages - Hourly                               1,557               14,048
Wages-Salary                                   332                3,638
Employee Benefits and Pension                  749                9,207
 Repairs & Maintenance                         410                5,088
Supplies                                       697                6,539
Utilities                                      251                3,251
Purchased Components/Services                  238                2,489
Income(loss) from Pattern Sales                (14)                 (71)
 Fixed Asset - (gain/loss)                       -                  (40)
 MIS Expense                                    42                  425
 Travel & Entertainment                          1                   15
 Other Variable Costs                          (38)               3,817
 Depreciation & Amortization                   218                2,396
 Other Allocated Fixed Costs                     -                   (2)
 Other Fixed Costs                              73                1,295
                                             -----               ------
Cost of Goods Sold                           8,560               90,879

Gross Profit                                   230               (3,376)

Plant SG&A Expense                               1                    1
SG&A Expense - Allocation (Sched 1)            193                2,081
 Other Operating Expenses                        -                  270
                                             -----               ------
 Total Operating Expenses                      194                2,352

 Operating Profit                               36               (5,728)

 Outside Interest Income                         -                    -
 Outside Interest (Expense)                      -                    -
 Intercompany Interest Income                    -                    -
 Intercompany Interest (Expense)              (165)                (992)
 Charges (From) Affiliates                       -                    -
 Charges To Affiliates                           -                    -
 Gain/(Loss) On Sales Of Assets                  -                    3
 Outside Dividend Income                         -                    -
 Foreign Exchange Gain/(Loss)                    -                    -
Income/Loss From European Operations             -                    -
 Other Income/(Expense)                          2                   17
                                             -----               ------
 Total Non-Operating Expenses                 (163)                (972)

 Income Before Income Taxes                   (127)              (6,700)

 Income Tax Expense                              -                    -

                                             -----               ------
 Net Income                                   (127)              (6,700)
                                             =====               ======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                       August
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                       August
                                                       ------
Officer Compensation                                   $  189
Salary Expense other Employees                            949
Employee Benefits and Pension                             111
Payroll Taxes                                              53
Other Taxes                                                 9
Rent and Lease Expense                                    191
Interest Expense
Insurance                                                  54
Automobile and Truck Expense                               10
Utilities(Gas Electric,Phone)                              42
Depreciation                                               87
Travel and Entertainment                                   99
Repairs and Maintenance                                    36
Advertising/Promotion                                       5
Supplies, Office Expense                                   22

OTHER:
Contributions                                               0
Professional Fees - Audit/Tax                             350
Bank Fees                                                  23
Public Reporting Fees                                     (80)
Employee Relocation/Training                                1
Data Processing                                            15
Dues and Subscriptions                                     12
Outside Services                                          156
Project Development Costs net of Billings                  21
Director Fees                                              25
Miscellaneous                                               2
Legal Fees                                                  0
Cost Allocation - Europe                                  (78)
Cost Allocation - Out                                    (186)
                                                       ------
                                                       $2,118
                                                       ======

Allocation:

Wagner Castings                                           191
Northern Castings                                          51
Ironton Iron                                                0
Lynchburg Foundry                                         193
Columbus Foundry                                          313
Wagner Havana                                               0
Intermet U.S. Holdings                                    261
Cast-Matic Corp.                                           82
Diversified Diemakers                                     257
Ganton Technologies                                       168
Tool Products                                             137
Corporate                                                 465
                                                       ------
Total                                                  $2,118
                                                       ======

Intermet Corp. and Subsidiaries
Balance Sheet as of 08-31-05                      CASE #04-67606
($000's)

                                                  LYNCHBURG
                                                   FOUNDRY
                                                --------------
 Cash And Equivalents                             $      -
 Accounts Receivable                                12,405
 Short-Term Intercompany Receivables                     5
 Inventories                                         4,504
 Other Current Assets                                  496
                                                  --------
    TOTAL CURRENT ASSETS                            17,410

 Land and Buildings                                 19,915
  Machinery & Equipment                             53,742
  Construction In Progress                             246
                                                  --------
  Total Fixed Assets                                73,903
  Accumulated Depreciation                         (60,194)
                                                  --------
     NET FIXED ASSETS                               13,709

  Investment In Subsidiaries                             -
 Investment In European Operations                       -
  Long-Term Intercompany Receivables                   630
  Deferred Taxes, Long-Term Asset                        -
  Other Assets                                         413
                                                  --------

     TOTAL ASSETS                                 $ 32,162
                                                  ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
 Accounts Payable                                 $    734
 Wages and Salaries  (See schedule)                    665
 Taxes Payable - (See schedule)                        313
                                                  --------
   TOTAL POST PETITION LIABILITIES                   1,712

 SECURED LIABILITIES:
 SECURED DEBT                                            -

 PRE-PETITION LIABILITIES:
 Taxes and Other Priority Liabilities:
  Accrued Income Taxes                                   -
  Accrued Tax - State                                    -
  Accrued Property Taxes                                 -
  Accrued Workers Comp.                              1,969
  Accrued Payroll                                        -
 Accrued Payroll Taxes                                   -
                                                  --------
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES          1,969

 UNSECURED LIABILITIES
 Accounts Payable                                    7,731
 Senior  & IDR Bonds                                     -
                                                  --------
 TOTAL UNSECURED LIABILITIES                         7,731

 OTHER LIABILITIES
 Accrued Liabilities                                 2,374
 Short-Term Intercompany Payables                        8

  Retirement Benefits                                1,644
  Deferred Taxes - Long-Term Liability                   -
  Other Long-Term Liabilities                        1,983
  Long-Term Intercompany Payables                    3,030
  Minority Interest                                      -
                                                  --------
  TOTAL LIABILITIES                                 20,451

  Common Stock                                           -
  Capital In Excess Of Par Value                         -
 Retained Earnings - Prepetition                    18,411
 Retained Earnings - Post Petition                  (6,700)
 Equity In European Operations                           -
  Accumulated Translation Adjustment                     -
  Minimum Pension Liability Adjustment                   -
  Unearned Restricted Stock                              -
                                                  --------
 TOTAL SHAREHOLDER EQUITY                           11,711
                                                  --------
  TOTAL LIABILITIES AND EQUITY                    $ 32,162
                                                  ========

PERIOD ENDED: 08-31-05      LYNCHBURG FOUNDRY (ARCHER CREEK)      CASE #04-67606

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                      Balance                                     Balance
                                       as of        Accrued /      Payments /      as of
                                     07/31/05       Withheld        Deposits      08/31/05
                                     ---------     -----------     ----------    ---------
Income tax withheld: Federal         $       0     $  (222,824)    $  222,824    $       0
Income tax withheld: State                   0         (81,565)        81,565            0
Income tax withheld: Local                   0               0              0            0
FICA Withheld                                0        (130,697)       130,697            0
Employers FICA                         (22,779)       (148,917)       131,451      (40,246)
Unemployment Tax: Federal               (3,904)           (234)         1,298       (2,840)
Unemployment Tax: State                (17,720)         (2,037)        18,491       (1,266)
All Other Payroll W/H                  (30,595)        (86,516)       114,441       (2,671)

State Taxes: Inc./Sales/Use/Excise     (50,350)              0          1,167      (49,183)
Property Taxes                        (172,068)        (25,262)           451     (196,880)

Workers Compensation                     7,216         (31,750)        51,794       27,260
                                     ---------     -----------     ----------    ---------

Total                                $(290,201)    $  (729,802)    $  754,178    $(265,825)

Wages and Salaries                    (378,500)     (1,997,399)     1,710,961     (664,938)
                                     ---------     -----------     ----------    ---------

Grand Total                          $(668,701)    $(2,727,202)    $2,465,140    $(930,763)
                                     =========    ============     ==========    =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)          Total         0-30 Days      30-60 Days      Over 60 Days
Accounts Payable                   $   733,785     $   733,785      $      0         $      0
Accounts Receivable                $12,763,300     $12,295,982      $107,743         $359,575

PERIOD ENDED: 08-31-05        LYNCHBURG FOUNDRY (RADFORD)         CASE #04-67606

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                        Balance                                  Balance
                                         as of       Accrued /     Payments /     as of
                                       7/31/2005      Withheld      Deposits    8/31/2005
                                      ----------     ---------     ----------   ---------
Income tax withheld: Federal           $      0       $(1,165)       $1,165      $      0
Income tax withheld: State                    0          (514)          514             0
Income tax withheld: Local                    0             0             0             0
FICA Withheld                                 0          (822)          822             0
Employers FICA                                0          (822)          822             0
Unemployment Tax: Federal                     0             0             0             0
Unemployment Tax: State                       0             0             0             0
All Other Payroll W/H                         0          (295)          295             0

State Taxes: Inc./Sales/Use/Excise            0             0             0             0
Property Taxes                          (46,578)            0             0       (46,578)

Workers Compensation                          0             0             0             0
                                       --------       -------        ------      --------

Total                                  $(46,578)      $(3,619)       $3,619      $(46,578)

Wages and Salaries                            0             0             0             0
                                       --------       -------        ------      --------

Grand Total                            $(46,578)      $(3,619)       $3,619      $(46,578)
                                       ========       =======        ======      ========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)       Total      0-30 Days      30-60 Days      Over 60 Days
Accounts Payable                     $0          $0              $0               $0
Accounts Receivable                  $0          $0              $0               $0

INTERMET CORPORATION AND SUBSIDIARIES             MONTHLY CASH STATEMENT
CASH ACTIVITY ANALYSIS:                              CASE # 04-67606
Month Ended 8/31/2005                                  ARCHER CREEK

                            Account Type                            DEPOSIT         AP          PR (HOURLY)     PR (SALARY)
                             Account #                             5401086466    2770716393       2770716385     2770716690
                                BANK                               Stan. Fed.    Stan. Fed.       Stan. Fed.     Stan. Fed.
BEGINNING BANK BALANCE                                                      -              -              -             -
RECEIPTS                                                            3,693,063              -              -             -
TRANSFERS IN  (CORPORATE)                                                   -      2,261,254      1,760,563       312,313
DISBURSEMENTS                                                               -     (2,261,254)    (1,760,563)     (312,313)
TRANSFERS OUT (CORPORATE)                                          (3,693,063)             -              -             -
                                                                   ----------    -----------     ----------      --------
ENDING BANK BALANCE                                                         -              -              -             -

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                              2,884,894
CHECKS ISSUED                                                                      1,943,963
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                             1,880,481
CORPORATE DEBIT MEMOS                                                                 42,484
                                                                                 -----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                     $ 6,751,821
                                                                                 ===========

OUTSTANDING CHECKS AS OF JULY 31                                                     553,969
VOIDED CHECKS OUTSTANDING AS OF JULY 31                                               (6,020)
CHECKS ISSUED DURING AUGUST                                                        1,943,963
CHECKS CLEARED DURING AUGUST                                                      (2,261,254)
                                                                                 -----------
OUTSTANDING CHECKS AS OF AUGUST 31 (SEE OUTSTANDING CHECKLIST)                   $   230,658
                                                                                 ===========

LYNCHBURG FOUNDRY, INC. (ARCHER CREEK)                         CASE NO. 04-67606
CASH DISBURSEMENTS
AUGUST 2005

                     Vendor                      Total Disbursements
--------------------------------------------     -------------------
AC CONTROLS CO                                      $      909.94
ACE INSURANCE                                           20,573.72
ACHS ATHLETIC BOOSTER CLUB                                 240.00
ACTION MACHINERY                                         1,897.13
ADVANCED CARBIDE TOOL                                    7,358.45
ADVANCED CONTROL PRODUCTS                                   55.38
AEA TECHNOLOGY                                             240.50
AETNA U.S. HEALTHCARE                                   14,902.88
AFP INDUSTRIES                                             202.44
AG JEFFERSON                                             1,494.00
AGFA NDT, INC                                              545.77
AIR PRODUCTS AND CHEMICALS                               1,923.56
AIRGAS MID-AMERICA                                       2,092.01
ALABAMA BY-PRODUCTS                                    688,623.82
ALLIED WASTE SERVICES #974                              48,760.70
ALLOR MFG                                               12,062.25
ALLTEL                                                     291.23
ALPHA OMEGA RESOURCES                                    2,318.40
ALTA SHOE SHOP INC                                         830.50
AMERICAN HEART ASSOCIATION                                 500.00
AMERIGAS - LYNCHBURG-MONROE                             10,872.00
AMX PERFORMANCE CO                                         755.00
APPALACHIAN POWER CO                                   180,435.70
APPLIED IND. TECHNOLOGIES                               21,449.72
APPOMATTOX GLASS & STOREFRONT                              153.81
ARAMARK UNIFORM SERVICES                                 2,976.34
ARCET EQUIPMENT                                          2,182.28
ARCHER CREEK PAYROLL (INCLUDES DISB BY CORP)         1,880,480.78
ASC INDUSTRIES                                           1,375.87
AT&T                                                       100.41
AT&T                                                       141.56
ATLANTIC COAST TOYOTALIFT                               18,434.50
ATL-EAST TAG & LABEL                                       246.66
ATMOSPHERE ANNEALING                                     2,150.59
AUTOCOM MANUFACTURING                                  226,380.00
BANKS COMPANY                                            4,523.93
BARKER-JENNINGS                                          8,539.07
BCI                                                         50.00
BMG METALS                                               4,238.69
BOND, CYNTHIA GALLIER                                      369.52
BOULEVARD PROPERTIES                                       821.25
BRAMMER SAFETY SUPPLY                                   12,016.60
BRC COMPANY                                              1,858.04
BRENNTAG SOUTHEAST                                       1,348.59
BROWN & SHARPE                                             484.00
BWI DISTRIBUTION, INC                                    1,340.00
C&C TOOL & SUPPLY                                          203.99
CAMPBELL COUNTY TREASURER                                2,400.30
CAMPBELL-PAYNE                                             480.00
CANDLER OIL                                             37,193.95
CAPP, INC.                                                 425.14
CARLTON SCALE                                            3,851.67
CAROLINA FLUID COMPONENTS                                   79.12
CARRIER VIBRATING                                        1,953.04
CARTER MACHINERY                                           322.32
CASA OF CENTRAL VIRGINIA                                   250.00
CC METALS & ALLOYS                                     150,258.03
CENTRA HEALTH                                              494.60
CENTRAL VA ORTHOPAEDICS, PC                                335.21
CHAMPION CHISEL WORKS                                    1,522.05
CHARITY GAMES                                               38.22
CHEMALLOY COMPANY, INC                                     420.00
CHEMICALS & SOLVENTS                                       424.48
CHICAGO FREIGHT CAR LEASING                              6,576.81
CLEMONS COURIER                                             50.00
COLE-PALMER INSTRUMENT                                     353.00
COLUMBIA GAS                                             3,706.69
COLUMBIA MARKING TOOLS                                     122.84

LYNCHBURG FOUNDRY, INC. (ARCHER CREEK)                         CASE NO. 04-67606
CASH DISBURSEMENTS
AUGUST 2005

            VENDOR                                             TOTAL DISBURSEMENTS
----------------------------------                             -------------------
COMMERICAL STEEL ERECTION                                                92,632.00
COMPRESSOR ENGINEERING CORP                                                  77.30
CONSUMERS/ DORIN-ADAMS                                                    9,500.00
CONTROL CHIEF CORP                                                          200.21
CONTROL EQUIPMENT CO                                                      2,298.52
COUNTY OF AMHERST                                                           525.14
CRAIG J. PETRY, MD                                                          911.44
CROSS SALES & ENGINEERING                                                   552.38
CSXT                                                                     22,929.00
CVS #3502                                                                   605.32
DETEK                                                                     1,170.00
DICK HARRIS & SON TRUCK                                                   4,186.00
DIKE-O-SEAL                                                               1,311.82
DILLEY, CHARLES                                                              92.40
DM&E RAILROAD                                                            48,389.97
DMV                                                                          69.00
DODSON BROS. EXTERMINATING                                                  177.00
DODSON RECOGNITION, INC                                                   3,401.86
DOMINION METALLURGICAL                                                      242.41
DURA-BAR METAL SERVICES                                                   6,376.75
EASTERN N D T INC                                                           675.00
EASTERN SAFE & LOCK CO, INC.                                                246.05
EASTERN TECHNICAL ASSOCIATES                                                675.00
ECK SUPPLY                                                               10,621.64
ECONOMY ENERGY, LLC                                                      93,240.00
ELECOM INC                                                                  714.26
ELECTRIC MELTING                                                         61,377.50
ELECTRONICS REPAIR CENTER                                                   145.00
ELECTRO-NITE CO                                                             514.84
ELKEM METALS                                                             49,486.83
ELY CRANE AND HOIST                                                      22,311.43
EMLEX CONSTRUCTION                                                       29,600.00
ENGINEERING CHEMISTRY                                                     1,545.00
ENTERPRISE                                                                  590.80
EQUIPMENT MERCHANTS, INTL                                                 3,825.60
FAIRBROTHER & ASSOCIATES, INC.                                              323.93
FAMILY SUPPORT REGISTRY                                                     585.12
FARMERS BANK OF APPOMATTOX                                                  565.66
FEDERAL RESERVE                                                             400.00
FEI LYNCHBURG #75                                                           396.46
FERBEE-JOHNSON CO                                                        11,295.54
FIRE & SAFETY EQUIPMENT                                                   1,478.26
FOLEY MATERIAL HANDLING                                                      59.65
FOSECO                                                                   58,874.76
FOSTER ELECTRIC CO                                                        1,580.94
FREEMAN MFG & SUPPLY                                                        200.71
G E SUPPLY                                                                3,175.20
G.E. CAPITAL                                                              7,228.00
GASTROENTEROLOGY ASSOCIATES                                                 808.95
GENERAL KINEMATICS                                                       13,505.51
GFE, INC.                                                                   970.97
GLOBE METALLURGICAL                                                     197,029.20
GLOVER, GEORGE W., JR.                                                       16.03
HAJOCA CORPORATION                                                        3,224.57
HAMILTON AIR CONVEYORS CO, INC                                              336.49
HARBISON-WALKER REFRACTORIES                                             11,849.32
HAUCK MFG                                                                 1,241.26
HELEN P. PARRISH                                                            207.00
HERAEUS ELECTRO-NITE CO                                                   7,820.26
HERBERT L. BESKIN                                                         7,438.25
HERB'S TOOL GRINDING & SALES                                                914.44
HERMITAGE AUTOMATION                                                        193.24
HI TECH MACHINING, LLC                                                   10,612.59
HILL AND GRIFFITH                                                        40,006.95
HOMESTEAD MATERIALS HANDLING                                              4,277.65
HOPKINS, WILLIAM D                                                          122.99
HUBBELL INDUSTRIAL CONTROLS                                               4,124.35
I.A.M. NATIONAL PENSION FUND                                              1,925.65
INDUSTRIAL CONTROLS                                                         579.61

LYNCHBURG FOUNDRY, INC. (ARCHER CREEK)                         CASE NO. 04-67606
CASH DISBURSEMENTS
AUGUST 2005

            VENDOR                                             TOTAL DISBURSEMENTS
----------------------------------                             -------------------
INDUSTRIAL SUPPLY CORP                                                   19,416.91
INDUSTRIAL TOOL SERVICES                                                     93.37
INTERNATIONAL ASSOC                                                         360.00
J.F. DEACON GARAGE                                                          355.07
JACKSON WANDA K                                                             297.69
JAMES D. ENGLISH                                                         11,663.06
JAMES RIVER EQUIPMENT                                                       188.76
JAMES T. DAVIS                                                               56.54
JDN LEASING                                                               3,500.00
JEFFERSON GALLERIES                                                       1,115.31
JEFFREY'S MANUFACTURING SOLUTIONS                                           868.18
JESUS BARAJAS CARLOS                                                     12,881.36
JOBE& COMPANY                                                               284.56
KEETER-DIXON-PEARRE                                                         370.00
KENT RUDBECK                                                                480.00
KINDT COLLINS CO                                                            326.77
KING TESTER CORP                                                             97.21
LAERDAL MEDICAL CORP.                                                       194.66
LEWIS SYSTEMS INC.                                                        9,436.43
LIFTONE                                                                     770.91
LINA                                                                        214.50
LITCHFORD'S GARAGE                                                        1,491.14
LIVINGSTON AND HAVEN                                                         40.53
LYNCHBURG REGIONAL JUVENILE DETENTION CENTER                                750.00
MAGNETEK INDUSTRIAL CONTROLS                                              1,653.74
MARJO PLASTICS                                                            3,766.72
MARTINDALE ELECTRIC COMPANY                                                  86.61
MASTER GAGE & TOOL CO                                                     1,900.00
MCBRIDE BLACKBURN OPTICIANS                                                 184.50
MERCER                                                                    3,101.00
MERCER                                                                    9,837.00
MERCER                                                                    7,806.00
METALLO GASKET CO                                                           699.27
METSO MINERALS IND                                                          328.58
MIDCO INTERNATIONAL, INC                                                 13,232.16
MOORE'S MACHINE CO                                                       33,418.75
MOTION INDUSTRIES                                                           557.02
NATIONAL AUTO PARTS                                                         473.38
NEW PIG CORPORATION                                                         496.09
NEWARK INONE                                                                193.89
NORTH AMERICAN MFG CO                                                       179.78
NRC                                                                      12,800.00
OMEGA ENGINEERING, INC                                                       83.99
OMNISOURCE FT WAYNE                                                   1,498,053.52
O-N MINERALS JAMES RIVER OPERATIONS                                       4,000.00
PALLETONE OF VA                                                          10,194.96
PATCHELL, KENNETH R.                                                        956.01
PEARSON EQUIPMENT                                                         1,064.80
PIEDMONT FOUNDRY SUPPLY                                                 120,985.60
PORTER WARNER IND                                                        25,694.00
POTOMAC ENVIRONMENTAL                                                       605.00
PRECISION HYDRAULICS CO                                                  18,837.50
PROCHEM ANALYTICAL                                                          990.00
PROFORMA                                                                  2,016.60
PROVIDENT LIFE                                                               74.75
PROVIDENT LIFE & ACCIDENT                                                 2,189.21
QSI, INC                                                                    800.58
R.I. LAMPUS                                                              72,113.04
RAGE BULK SYSTEM LTD.                                                       187.65
REBECCA B. CONNELLY                                                         600.00
RED HILL GRINDING WHEEL                                                  10,817.50
REI CONSULTANTS                                                           6,230.05
RICHMOND SECURITY SERVICES                                               10,313.22
ROSE OFFICE SYSTEMS                                                         122.95
RSC                                                                       1,857.50
SAF-GARD SAFETY SHOE                                                        257.98
SALEM TOOLS                                                               2,014.55
SCHAEFER BRUSH MFG                                                          876.00
SERVICE FIRST                                                               804.80

LYNCHBURG FOUNDRY, INC. (ARCHER CREEK)                         CASE NO. 04-67606
CASH DISBURSEMENTS
AUGUST 2005

            VENDOR                                             TOTAL DISBURSEMENTS
----------------------------------                             -------------------
SERVICE PRINTING                                                             48.00
SHANAFELT MFG                                                             5,670.00
SMITH SERVICES                                                           47,017.03
SOUTH                                                                     1,150.00
SOUTHERN AIR                                                                690.00
SOUTHERN MAINTENANCE SUPPLY                                               2,756.54
SPECIAL K LANDSCAPING                                                     6,750.00
SPECIALTY FOUNDRY PRODUCTS                                               11,427.67
STAHL, INC                                                               19,900.00
STAHURA COMPANY                                                           1,185.32
STERICYCLE INC                                                              358.84
SUNBELT RENTALS                                                             536.90
SUPERIOR GRAPHITE                                                        12,504.38
SUPPLY CONNECTION                                                           484.56
T K GROUP, INC                                                              136.00
TENNANT COMPANY                                                             449.10
THE MASA CORP                                                             6,067.80
THOMPSON TRUCKING                                                        54,793.86
TICE - ANDERSON, PATSY                                                      518.37
TOMLIN, LINDA                                                               436.41
TORRENCE PLUMBING                                                         6,790.00
TRANSMAN                                                                 12,514.54
TREASURER OF VA                                                          20,743.05
TUSCOLA SAGINAW BAY RAILWAY                                              56,606.98
U S ELECTRICAL TOOL                                                       1,408.00
UMETCO INC                                                               28,980.00
UNITED HYDRAULICS INC                                                     9,684.81
UNITED WAY OF CENTRAL VA                                                  1,952.73
VA CAROLINA BELTING                                                      63,952.51
VA DEPT OF TAX                                                            1,357.67
VA FLUID POWER                                                              722.00
VALLEY FASTENERS                                                          3,369.48
VALLEY FUEL INJECTION SERVICE                                                65.00
VBS                                                                       4,079.56
VERIZON                                                                   2,512.00
VIRGINIA CAROLINA CONTROLS                                                  537.45
VIRGINIA GEOTECHNICAL SERVICES                                              280.60
VIRGINIA METAL SERVICE                                                      809.64
VWR SCIENTIFIC                                                              533.13
W.E.L. ENTERPRISES                                                       17,974.13
WENDT DUNNINGTON                                                            279.00
WESTERN VIRGINIA SERVICE, INC                                             1,300.00
WEXFORD SAND COMPANY                                                     15,800.00
WHEELABRATOR                                                             24,333.42
WHEELABRATOR ABRASIVES                                                   42,768.00
WHITING CORPORATION                                                      12,088.00
WILLIAMS, CLARENCE                                                        2,830.08
WILLIAMSON & WILMER                                                         207.33
WOOLDRIDG, ROBERT                                                           100.00
WOOLDRIDGE HEATING & AIR                                                 17,373.00
WYNDHURST FAMILY MEDICINE                                                   350.00
XEROX CORPORATION                                                           194.54
XPEDX                                                                    12,063.64
X-RITE                                                                       75.00
                                                               -------------------

                                                               $      6,751,821.31

LYNCHBURG FOUNDRY
CASE NO. 04-67606
AT 8/31/05

ARCHER CREEK - BANK RECONCILIATION

Bank Balance                                                  $          -

Outstanding AP Checks                                           230,658.43
Outstanding PR Checks                                           140,372.57
Misc Reconciling Items Adjusted in September.                    (3,239.70)
                                                              ------------
                                                                367,791.30

Unadjusted GL Balance                                           367,791.30
                                                              ------------

Difference                                                    $          -
                                                              ============

ARCHER CREEK
OUTSTANDING CHECKS
CASE NO. 04-67606

  DATE          CHECK           OUTSTANDING
 10/8/04        15418                 28.35
 10/8/04        15419                 85.61
 10/8/04        15421                 28.35
10/11/04        15430                 52.67
10/14/04        15447                 42.76
10/15/04        15452                296.64
10/22/04        15555                 48.50
 4/12/05        19012              3,239.70
  5/6/05        19619                442.36
 6/30/05        21010                 42.35
 6/30/05        21011                478.00
 6/30/05        21012                206.20
 6/30/05        21013              1,912.00
  7/5/05        21092                860.16
 7/13/05        21276                 51.52
 7/22/05        21511                120.00
 7/29/05        21713                850.00
  8/5/05        21790                104.65
  8/5/05        21825                750.00
  8/9/05        21899                  9.27
  8/9/05        21900                178.00
  8/9/05        21901                  7.39
 8/12/05        21990                494.60
 8/12/05        22029              2,818.20
 8/19/05        22157                 50.00
 8/19/05        22161                565.66
 8/19/05        22195                 24.25
 8/19/05        22196                956.00
 8/19/05        22197                984.27
 8/19/05        22198                254.00
 8/19/05        22199                287.00
 8/19/05        22200              1,434.00
 8/19/05        22201                940.15
 8/19/05        22204              2,732.40
 8/22/05        22206                201.60
 8/22/05        22207              1,300.00
 8/23/05        22225                536.90
 8/23/05        22235                 45.60
 8/23/05        22236                 15.82
 8/23/05        22252                260.00
 8/23/05        22253              1,150.00
 8/23/05        22256                254.00
 8/26/05        22270                357.90
 8/26/05        22271              9,032.10
 8/26/05        22282                 95.82
 8/26/05        22288              3,500.00
 8/26/05        22290                496.09
 8/26/05        22297              5,850.30
 8/26/05        22298                122.95
 8/26/05        22299                144.99
 8/26/05        22301                133.20
 8/26/05        22311                509.00
 8/26/05        22314                295.36
 8/26/05        22316              5,733.00
 8/26/05        22322                335.21
 8/26/05        22323                525.14
 8/26/05        22325                146.28
 8/26/05        22326                808.95
 8/26/05        22327                 16.03
 8/26/05        22328              7,438.25
 8/26/05        22331                600.00
 8/26/05        22333              4,256.65
 8/26/05        22334              1,774.98
 8/26/05        22335                 50.00
 8/26/05        22339                588.73
 8/26/05        22340                 39.14
 8/26/05        22341                194.52
 8/26/05        22342                 28.00
 8/26/05        22349                375.00
 8/26/05        22354              3,363.80
 8/26/05        22355                176.35
 8/26/05        22356                 16.89
 8/26/05        22358              2,977.16
 8/26/05        22359                169.15
 8/26/05        22360                 10.00
 8/26/05        22366                480.00
 8/29/05        22368              3,603.00
 8/29/05        22369              2,222.00
 8/30/05        22375                936.11
 8/30/05        22376              1,049.80
 8/30/05        22377                525.00
 8/30/05        22378                124.62
 8/30/05        22379                411.00
 8/30/05        22380                108.00
 8/30/05        22381             14,035.05
 8/30/05        22382              1,945.72
 8/30/05        22383                532.69
 8/30/05        22384             20,809.68
 8/30/05        22385                940.00
 8/30/05        22386              7,956.16
 8/30/05        22387                165.00
 8/30/05        22388              1,120.00
 8/30/05        22389                552.00
 8/30/05        22390                207.00
 8/30/05        22391                214.50
 8/30/05        22392              2,189.21
 8/30/05        22393                280.68
 8/30/05        22394                436.41
 8/30/05        22395                177.75
 8/30/05        22396                350.00
 8/30/05        22397              1,239.69
 8/30/05        22398                703.96
 8/30/05        22399              2,174.40
 8/30/05        22400                187.00
 8/30/05        22401                 13.21
 8/30/05        22402                 98.36
 8/30/05        22403                 35.81
 8/30/05        22404                214.38
 8/30/05        22405                233.17
 8/30/05        22406                 39.00
 8/30/05        22407                 11.50
 8/30/05        22408              3,737.48
 8/30/05        22409                784.80
 8/30/05        22410                 22.52
 8/30/05        22411                360.00
 8/30/05        22412                 14.07
 8/30/05        22413                775.15
 8/30/05        22414                 12.00
 8/30/05        22415              1,912.00
 8/30/05        22416                911.62
 8/30/05        22417             57,125.98
 8/30/05        22418              2,743.00
 8/30/05        22419              3,965.35
 8/30/05        22420                122.71
 8/31/05        22421             16,464.00
 8/31/05        22422                 86.02

                                 230,658.43

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:                                   MONTHLY CASH STATEMENT
MONTH ENDED 8/31/2005

                                                                                        CASE NO. 04-67606
                                                                             LYNCHBURG FOUNDRIES - (RADFORD FOUNDRY)
                                                                             ---------------------------------------
TOTAL DISBURSEMENTS (CORPORATE DEBIT MEMOS)                                                   $5,453

Radford's payroll is consolidated with the Corporate payroll due to immateriality.

Radford's disbursements are paid and allocated by Corporate.

Radford had no active bank accounts during the current month.

RADFORD FOUNDRY                          CASE NO. 04-67606
CASH DISBURSEMENTS
AUGUST 2005

     VENDOR                  TOTAL DISBURSEMENTS
     ------                  -------------------
AETNA                                 $   103.58
CITY OF RADFORD                         5,303.50
PROVIDENT LIFE                             45.51
                                      ----------

                                      $ 5,452.59

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                         Period Ending: AUGUST 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: LYNCHBURG FOUNDRY, INC.   Capacity:     ___      Shareholder
      Case Number: 04-67606                   ___      Officer
                                              ___      Director
                                              ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                  Weekly            or               Monthly

                                            _______                            _______

CURRENT BENEFITS PAID:                      Weekly            or               Monthly

                  Health Insurance          _______                            _______

                  Life Insurance            _______                            _______

                  Retirement                _______                            _______

                  Company Vehicle           _______                            _______

                  Entertainment             _______                            _______

                  Travel                    _______                            _______

                  Other Benefits            _______                            _______

                  Total Benefits            _______                            _______

CURRENT OTHER BENEFITS PAID:                Weekly            or               Monthly

                  Rent Paid                 _______                            _______

                  Loans                     _______                            _______

                  Other (Describe)          _______                            _______

                  Other (Describe)          _______                            _______

                  Other (Describe)          _______                            _______

                  Total Other Payments      _______                            _______

CURRENT TOTAL OF ALL PAYMENTS:              Weekly            or               Monthly

                                            _______                            $     0

Dated: SEPTEMBER 23, 2005                   __________________________________________
                                            PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          FORM 6

                                                         Lynchburg Foundry, Inc.
                                                           Case Number: 04-67606

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                              CARRIER                             POLICY PERIOD
--------------                              -------                             -------------
Property                                    Lloyds                              11/1/04-11/1/05
Boiler/Machine                              Hartford                            11/1/04-11/1/05
Cargo                                       Fireman's Fund                      11/1/04-11/1/05
Truck Cargo                                 Fireman's Fund                      11/1/04-11/1/05

Aviation                                    USAIG                               11/1/04-11/1/05

Fiduciary                                   St. Paul                            11/1/04-11/1/05

Primary D&O                                 St. Paul                            11/1/04-11/1/05
Excess D&O                                  Chubb                               11/1/04-11/1/05
Excess D&O                                  Platte River                        11/1/04-11/1/05

Crime                                       AIG                                 12/1/04-12/1/05

General Liability                           ACE                                 12/22/04-12/22/05
Umbrella                                    National Union                      12/22/04-12/22/05

Workers' Comp                               ACE                                 12/22/04-6/22/05
                                                                                & 6/22/05-12/22/05

Excess Workers' Comp                        ACE                                 12/22/04-12/22/05

Auto                                        ACE                                 12/22/04-12/22/05

Foreign (DIC)                               ACE                                 12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED AUGUST 31, 2005:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67608
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
NORTHERN CASTINGS CORP.                     )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      X    Operating Statement                         (Form 2)

      X    Balance Sheet                               (Form 3)

      X    Summary of Operations                       (Form 4)

      X    Monthly Cash Statement                      (Form 5)

      X    Statement of Compensation                   (Form 6)

      X    Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,

(if not, attach written explanation)
                                                YES  [X]         NO [ ]
3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.

(If not, attach written explanation)

                                                YES  [X]         NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)

                                                YES  [X]         NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                YES  [X]         NO [ ]

6. Have you filed your pre-petition tax returns.

(If not, attach a written explanation)

                                                YES  [X]         NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: SEPTEMBER 23, 2005          /s/ Robert E. Belts
                                   ---------------------------------------------
                                   Debtor In Possession

                                   Chief Financial Officer    (248) 952-2500
                                   -----------------------    --------------
                                   Title                      Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 8-31-05
($000's)

                                                  CASE #04-67608
                                                     NORTHERN
                                                     CASTINGS
                                           ---------------------------------
                                           Current Month  Total Since Filing
                                           -------------  ------------------
Net Sales                                      1,610            17,501

Cost of Goods Sold

Materials and Freight                            869             4,323
Wages - Hourly                                   276             2,704
Wages-Salary                                      90               927
Employee Benefits and Pension                    105             1,239
 Repairs & Maintenance                           103               977
Supplies                                          94             1,087
Utilities                                         96             1,541
Purchased Components/Services                    118               921
Income(loss) from Pattern Sales                   (3)             (191)
 Fixed Asset - (gain/loss)                         -                 -
 MIS Expense                                      13               133
 Travel & Entertainment                            1                25
 Other Variable Costs                            (28)              470
 Depreciation & Amortization                      39               449
 Other Allocated Fixed Costs                       -                 -
 Other Fixed Costs                                18               259
                                               -----            ------
Cost of Goods Sold                             1,791            14,864

Gross Profit                                    (181)            2,637

Plant SG&A Expense                                (1)               (3)
SG&A Expense - Allocation (Sched 1)               51               547
 Other Operating Expenses                          -                 -
                                               -----            ------
 Total Operating Expenses                         50               544

 Operating Profit                               (231)            2,093

 Outside Interest Income                           -                 -
 Outside Interest (Expense)                        -                 -
 Intercompany Interest Income                      -                 -
 Intercompany Interest (Expense)                 (35)             (210)
 Charges (From) Affiliates                         -                 -
 Charges To Affiliates                             -                 -
 Gain/(Loss) On Sales Of Assets                    -                 -
 Outside Dividend Income                           -                 -
 Foreign Exchange Gain/(Loss)                      -                 -
Income/Loss From European Operations               -                 -
 Other Income/(Expense)                            -                 -
                                               -----            ------
 Total Non-Operating Expenses                    (35)             (210)

 Income Before Income Taxes                     (266)            1,883

 Income Tax Expense                                -                 4

                                               -----            ------
 Net Income                                     (266)            1,879
                                               =====            ======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                       August
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                    August
                                                   --------
Officer Compensation                               $   189
Salary Expense other Employees                         949
Employee Benefits and Pension                          111
Payroll Taxes                                           53
Other Taxes                                              9
Rent and Lease Expense                                 191
Interest Expense
Insurance                                               54
Automobile and Truck Expense                            10
Utilities(Gas Electric,Phone)                           42
Depreciation                                            87
Travel and Entertainment                                99
Repairs and Maintenance                                 36
Advertising/Promotion                                    5
Supplies, Office Expense                                22

OTHER:
Contributions                                            0
Professional Fees - Audit/Tax                          350
Bank Fees                                               23
Public Reporting Fees                                  (80)
Employee Relocation/Training                             1
Data Processing                                         15
Dues and Subscriptions                                  12
Outside Services                                       156
Project Development Costs net of Billings               21
Director Fees                                           25
Miscellaneous                                            2
Legal Fees                                               0
Cost Allocation - Europe                               (78)
Cost Allocation - Out                                 (186)
                                                   -------
                                                   $ 2,118
                                                   =======

Allocation:

Wagner Castings                                        191
Northern Castings                                       51
Ironton Iron                                             0
Lynchburg Foundry                                      193
Columbus Foundry                                       313
Wagner Havana                                            0
Intermet U.S. Holdings                                 261
Cast-Matic Corp.                                        82
Diversified Diemakers                                  257
Ganton Technologies                                    168
Tool Products                                          137
Corporate                                              465
                                                   -------
Total                                              $ 2,118
                                                   =======

Intermet Corp. and Subsidiaries
Balance Sheet as of 08-31-05
($000's)

                                                  CASE #04-67608
                                                  --------------
                                                     NORTHERN
                                                     CASTINGS
                                                  --------------
 Cash And Equivalents                                $      -
 Accounts Receivable                                    2,754
 Short-Term Intercompany Receivables                       25
 Inventories                                            1,039
 Other Current Assets                                       3
                                                     --------
    TOTAL CURRENT ASSETS                                3,821

 Land and Buildings                                     2,266
  Machinery & Equipment                                 9,566
  Construction In Progress                              3,414
                                                     --------
  Total Fixed Assets                                   15,246
  Accumulated Depreciation                            (10,168)
                                                     --------
     NET FIXED ASSETS                                   5,078

  Investment In Subsidiaries                                -
 Investment In European Operations                          -
  Long-Term Intercompany Receivables                    8,526
  Deferred Taxes, Long-Term Asset                           -
  Other Assets                                            110
                                                     --------

     TOTAL ASSETS                                    $ 17,535
                                                     ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
 Accounts Payable                                    $    575
 Wages and Salaries (See schedule)                         88
 Taxes Payable - (See schedule)                           104
                                                     --------
   TOTAL POST PETITION LIABILITIES                        767

 SECURED LIABILITIES:
 SECURED DEBT                                               -

 PRE-PETITION LIABILITIES:
 Taxes and Other Priority Liabilities:
  Accrued Income Taxes                                      -
  Accrued Tax - State                                       -
  Accrued Property Taxes                                    -
  Accrued Workers Comp.                                    48
  Accrued Payroll                                           -
 Accrued Payroll Taxes                                      -
                                                     --------
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES                48

 UNSECURED LIABILITIES
 Accounts Payable                                       1,661
 Senior & IDR Bonds                                         -
                                                     --------
 TOTAL UNSECURED LIABILITIES                            1,661

 OTHER LIABILITIES
 Accrued Liabilities                                      259
 Short-Term Intercompany Payables                           1

  Retirement Benefits                                       -
  Deferred Taxes - Long-Term Liability                      -
  Other Long-Term Liabilities                               -
  Long-Term Intercompany Payables                           -
  Minority Interest                                         -
                                                     --------
  TOTAL LIABILITIES                                     2,736

  Common Stock                                              -
  Capital In Excess Of Par Value                        1,800
 Retained Earnings - Prepetition                       11,120
 Retained Earnings - Post Petition                      1,879
 Equity In European Operations
  Accumulated Translation Adjustment                        -
  Minimum Pension Liability Adjustment                      -
  Unearned Restricted Stock                                 -
                                                     --------
 TOTAL SHAREHOLDER EQUITY                              14,799
                                                     --------
  Total Liabilities And Equity                       $ 17,535
                                                     ========

PERIOD ENDED: 08-31-05         NORTHERN CASTINGS CORP.            CASE #04-67608

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                             Balance                                                   Balance
                                              as of             Accrued /          Payments /           as of
                                             7/31/05             Withheld           Deposits           8/31/05
                                            ----------          ----------         ----------         ----------
Income tax withheld: Federal                ($  7,232)          ($ 35,877)          $ 34,215          ($  8,894)
Income tax withheld: State                     (3,153)            (15,864)            14,906             (4,111)
Income tax withheld: Local                          0                   0                  0                  0
FICA Withheld                                  (5,435)            (28,528)            26,170             (7,793)
Employers FICA                                 (5,141)            (28,527)            26,170             (7,498)
Unemployment Tax: Federal                         829              (3,283)             3,883              1,429
Unemployment Tax: State                             0                   0                  0                  0
All Other Payroll W/H                               0                   0                  0                  0

State Taxes: Inc./Sales/Use/Excise            (25,218)            (33,008)            27,959            (30,267)
Property Taxes                                (11,556)            (30,575)                 0            (42,131)

Workers Compensation                         (102,836)             (7,000)           104,252             (5,584)
                                            ---------           ---------           --------          ---------

Total                                       ($159,742)          ($182,662)          $237,555          ($104,850)

Wages and Salaries                            (64,759)           (709,567)           686,701            (87,625)
                                            ---------           ---------           --------          ---------

Grand Total                                 ($224,502)          ($892,229)          $924,256          ($192,475)
                                            =========           =========           ========          =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)         Total             0-30 Days         30-60 Days       Over 60 Days
----------------------------         -----            ----------         ----------       ------------
Accounts Payable                  $  575,024          $  588,669          $      0         ($ 13,644)
Accounts Receivable               $2,810,775          $2,373,769          $408,078          $ 28,928

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:                                   MONTHLY CASH STATEMENT
MONTH ENDED 8/31/2005

                                                                                     CASE # 04-67608
                                                                               NORTHERN CASTINGS (HIBBING)
                                                                 -----------------------------------------------------
                     ACCOUNT TYPE                                 DEPOSIT          AP       PR (HOURLY)    PR (SALARY)
                       ACCOUNT #                                 5401086458    2770716435    2770716427    2770716682
                         BANK                                    Stan. Fed.    Stan. Fed.    Stan. Fed.     Stan. Fed.
BEGINNING BANK BALANCE                                                    -             -             -             -
RECEIPTS                                                          1,318,308             -             -             -
TRANSFERS IN (CORPORATE)                                                  -     1,292,527       263,940        81,351
DISBURSEMENTS                                                             -    (1,292,527)     (263,940)      (81,351)
TRANSFERS OUT (CORPORATE)                                        (1,318,308)            -             -             -
                                                                 ----------   -----------   -----------    ----------
ENDING BANK BALANCE                                                       -             -             -             -

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                             225,770
CHECKS ISSUED                                                                   1,184,336
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                            375,980
CORPORATE DEBIT MEMOS                                                               5,943
                                                                              -----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                  $ 1,792,029
                                                                              ===========

OUTSTANDING CHECKS AS OF JULY 31                                                  374,987
VOIDED CHECKS OUTSTANDING AS OF JULY 31                                            (2,760)
CHECKS ISSUED DURING AUGUST                                                     1,184,336
CHECKS CLEARED DURING AUGUST                                                   (1,264,568) Dept of Revenue EFT of $ 27,959 excluded.
                                                                              -----------
OUTSTANDING CHECKS AS OF AUGUST 31 (SEE OUTSTANDING CHECKLIST)                  $ 291,995
                                                                              ===========

NORTHERN CASTINGS CORPORATION                                  CASE NO. 04-67608
CASH DISBURSEMENTS
AUGUST 2005

               VENDOR                     TOTAL DISBURSEMENTS
---------------------------------------   -------------------
3 RIVERS TRUCKING                           $     7,343.06
ACE INSURANCE                                     6,355.74
AETNA                                             1,491.63
AIR HYDRAULICS                                    7,213.21
AIRGAS                                            2,790.40
AIRGAS                                            1,277.57
AIRGAS                                            1,272.29
AIRGAS                                              396.36
ALLIED MINERAL PRODUCTS                           3,157.44
ALTER TRADING                                    38,621.09
AM SOCIETY OF SAFETY ENGINEERS                      135.00
AMERICAN COLLOID                                 30,661.79
AMERICAN COLLOID                                  8,674.59
AMERICAN COLLOID                                  2,293.78
AMERIPRIDE LINEN                                    447.66
AMERIPRIDE LINEN                                    406.98
AMERIPRIDE LINEN                                    405.81
AMERIPRIDE LINEN                                    379.77
ANDERSON-CRANE                                      822.97
ANDERSON-CRANE                                       94.99
ANDERSON-CRANE                                       27.41
APPLIED IND.                                      1,896.07
APPLIED IND.                                         77.00
B & R ENGINEERING                                16,230.12
B & R ENGINEERING                                 1,428.00
B & R ENGINEERING                                   253.68
B & R ENGINEERING                                   190.55
BALDWIN SUPPLY                                   19,617.06
BALDWIN SUPPLY                                   12,264.69
BARR ENG                                            588.55
BARR ENG                                             65.82
BEAR COUNTRY                                      1,330.00
BEAR COUNTRY                                        665.00
BECKSTROM, BRUCE                                    146.82
BEHR IRON                                       104,464.34
BEHR SPECIALTY                                   11,040.00
BOB SCOFIELD                                      4,866.59
BOB SCOFIELD                                      3,200.50
BOB SCOFIELD                                      3,194.00
BOB SCOFIELD                                      3,054.00
BOB SCOFIELD                                      2,477.50
BRAUN INTERTEC                                    1,036.00
BRUCE R SMITH                                     2,184.00
BUTCH GENTILINI                                      37.84
CARPENTER BROTHERS                                1,630.33
CARPENTER BROTHERS                                  406.19
CARQUEST                                             73.91
CAST CORP                                        55,656.00
CAST CORP                                        20,946.00
CAST CORP                                        15,322.00
CAST CORP                                         6,450.00
CHAMPION CHISEL                                   1,545.60
COBB COOK GROCERY                                    38.50
COBB COOK GROCERY                                    35.15
DAVID AHO METAL WOKING                           16,218.75
DIDION INTERNATIONAL                             25,538.20
DISA                                              7,985.50
DISA                                              7,075.50
DISA                                              1,860.00
DISA                                              1,032.00
DISA                                                364.00
DIXIE INDUSTRI                                    2,745.42
DULUTH CLINIC HIBBING                             3,064.00
DYNAMIC AIR INC                                     569.28
E.E.P GROUP                                       4,870.35
E.E.P GROUP                                       2,133.45
EESCO                                             1,430.34
EESCO                                               435.14

NORTHERN CASTINGS CORPORATION                                  CASE NO. 04-67608
CASH DISBURSEMENTS
AUGUST 2005

               VENDOR                     TOTAL DISBURSEMENTS
---------------------------------------   -------------------
EESCO                                               282.67
ELKEM                                            50,940.00
ENTERPRISE                                         (474.88)
EXPRESS PRINT                                       239.63
EXPRESS PRINT                                       231.29
FASTENAL                                          4,068.58
FASTENAL                                            788.55
FERRELLGAS                                          401.03
FERRELLGAS                                          146.02
FREEMAN MANUFACTURING                               145.31
FULL CIRCLE IMAGE                                    20.38
FULL CIRCLE IMAGE                                    10.19
G&B MAINTENANCE SYSTEMS                             210.00
GAHR MACHINE                                        522.98
GARY MONROE                                       4,346.87
GE CAPITAL                                        1,017.08
GEARYS GROCERY                                       32.70
GEARYS GROCERY                                       32.70
GEARYS GROCERY                                       32.70
GEORGE BOUGALIS                                   2,400.00
GIL-MAR                                           3,240.00
GIL-MAR                                           3,037.50
GIL-MAR                                           1,117.50
GIL-MAR                                             351.60
GMP LOCAL 21B                                     1,260.00
GREARYS GROCERY                                      32.70
GREAT WESTERN                                     4,764.04
GREAT WESTERN                                     3,717.66
HERAEUS                                           2,501.36
HIBBING PARK HOTEL                                  759.07
HIBBING PARK HOTEL                                  284.66
HIBBING PARK HOTEL                                   65.69
HIBBING PAYROLL (INCLUDES DISB BY CORP)         375,980.37
HIBBING SALVAGE & SUPPLY                         12,514.29
HIBBING SALVAGE & SUPPLY                            102.35
HICKMAN WILLIAMS                                  2,120.00
HICKMAN WILLIAMS                                  1,060.00
HWP RIGGING                                       5,795.00
IRON AGE CORPORATION                                 91.10
J & W INTRUMENTS                                    593.00
J.N. JOHNSON                                      1,265.22
JACKSON-HIRSH                                       264.21
JASPER ENG. & EQUIP                                 440.74
JOHN HENRY FOSTER, INC.                             216.23
JUMBO TRANSPORT                                  22,113.00
KENNETH BUCKLEY                                   1,000.00
KENNETH BUCKLEY                                     286.19
KIRSCHER TRANSPORTATION                             860.00
KONIECZNY TOOL & DIE                              1,660.00
L & S ELECTRIC                                      355.00
LAND INSTRUMENTS                                    328.00
LARPEN                                            4,197.00
LARPEN                                              957.00
LERCH BROTHERS                                      100.00
LIFT PRO                                          1,772.83
LIFT PRO                                             99.19
LIN ROE SERVICES                                  1,000.00
LINA                                                  8.00
LOFSTRON LAW FIRM LLC                               633.54
LUCARELLI, MARK                                     954.25
LUCARELLI, MARK                                     160.88
MARK LUCARELLI                                    1,150.00
MARK LUCARELLI                                    1,025.00
MARK LUCARELLI                                      700.00
MARK LUCARELLI                                      300.00
MCMASTER-CARR                                       818.26
MESABI OFFICE EQUIPMENT                             253.47
METOKOTE                                          5,275.55
METOKOTE                                          1,259.36

NORTHERN CASTINGS CORPORATION                                  CASE NO. 04-67608
CASH DISBURSEMENTS
AUGUST 2005

               VENDOR                     TOTAL DISBURSEMENTS
---------------------------------------   -------------------
METOKOTE CORP                                     1,775.95
METOKOTE CORP                                     1,374.34
MIDTOWN MACHINE                                     102.24
MIDTOWN MACHINE                                      42.00
MIDWEST COMPUTER DEPOT, INC                         332.03
MIDWEST COMPUTER DEPOT, INC                         160.00
MIDWEST COMPUTER DEPOT, INC                         120.00
MIELKE ELECTRIC                                     531.93
MIELKE ELECTRIC                                     261.44
MINNESOTA IND                                     2,665.35
MINNESOTA IND                                     1,346.68
MINNESOTA IND                                       509.57
MINNESOTA INDUSTRIES                              2,514.75
MINNESOTA POWER                                 133,548.23
MINNESOTA SUPPLY CO                               2,024.05
MINN-TECH ELECTRONICS                             1,929.87
MINN-TECH ELECTRONICS                             1,707.22
MINN-TECH ELECTRONICS                               470.70
MN CHILD SUPPORT                                  2,732.78
MN CHILD SUPPORT                                  2,637.24
MN DEPT OF REVENUE                                   82.50
MN DEPT OF REVENUE                                   80.13
MN DEPT OF REVENUE                                   35.72
MOBERG,  KURTIS                                      40.00
MODAL SHOP                                        1,209.09
MODERN PLATING                                    1,157.23
NELSON'S                                          3,761.62
NEW CASTLE E-COATING                              1,678.95
NEW CASTLE E-COATING                                786.50
NORTH STAR IMAGING                                4,525.56
NORTH STAR IMAGING                                2,825.94
NORTH STAR IMAGING                                2,058.22
NORTHERN BALANCE & SCALE                          2,840.49
NORTHERN BALANCE & SCALE                          2,170.50
NORTHERN TECHNOLOGIES INTL, CORP                    332.00
NORTHLAND CONSULTING                                770.00
OCCUPATIONAL DEV. CENTER, INC                     2,047.50
OCCUPATIONAL DEV. CENTER, INC                     1,950.00
OCCUPATIONAL DEV. CENTER, INC                       774.30
OFFICE NORTH                                        845.75
OFFICE NORTH                                        773.53
OFFICE NORTH                                        297.08
OFFICE NORTH                                         59.63
OSWEGO COUNTY SCU                                     5.77
P & H MINE PRO SERVICES                             325.88
P & H MINE PRO SERVICES                             300.00
PAC GROUP                                         3,773.00
PROGRESSIVE BUS. PUBLICATIONS                        94.56
PROVIDENT LIFE                                       61.75
PROVIDENT LIFE/ACCIDENT                             361.92
PUBLIC UTILITIES                                  2,445.60
PUBLIC UTILITIES                                  1,762.69
R. E. NICHOLSON                                     150.00
R.E. NICHOLSON VENTURES                             300.00
RADKO IRON $ SUPPLY, INC.                         6,892.19
RADKO IRON $ SUPPLY, INC.                           999.37
RADOTICH, INC                                   221,327.00
RADOTICH, INC                                   132,417.00
RADOTICH, INC                                    48,341.00
RANGE BUILDING MAINTENANCE                        1,166.18
RANGE BUILDING MAINTENANCE                        1,166.18
RANGE CORNICE ROOFING CO                            150.32
RANGE EQUIPMENT SERVICE                             105.00
RANGE STEEL                                       1,893.04
RANGE STEEL                                       1,669.65
RANGE WATER CONDITIONING                             47.93
RASK, ROGER                                         106.27
RCB COLLECTIONS                                     202.37
ROGER RASK                                          825.74

NORTHERN CASTINGS CORPORATION                                  CASE NO. 04-67608
CASH DISBURSEMENTS
AUGUST 2005

               VENDOR                     TOTAL DISBURSEMENTS
---------------------------------------   -------------------
RRHS UMCM MESABA CLINIC                             125.00
SBS, INC                                            455.00
SECURITAS                                         1,477.06
SECURITAS                                           805.15
SIM SUPPLY                                        1,140.69
SIM SUPPLY                                          912.81
SIM SUPPLY                                          165.58
SPIC                                                196.00
SPIC                                                196.00
SPIC                                                116.00
SPRINT                                              317.36
SPRINT                                              250.21
ST. LOUIS COUNTY WASTE DEPT.                     10,000.00
ST. LOUIS COUNTY WASTE DEPT.                     10,000.00
STEARNSWOOD                                       7,752.96
SULLIVAN CANDY & SUPPLY                             822.50
SULLIVAN CANDY & SUPPLY                              76.72
SUNRISE BAKERY                                      140.00
TDS METROCOM                                        540.73
TDS METROCOM                                        328.10
THREE RIVERS TRUCKING                            11,095.18
THREE RIVERS TRUCKING                            10,859.59
THUNE, JAMES                                        314.40
TOWN & COUNTRY ELECTRIC                          44,264.46
TOWN & COUNTRY ELECTRIC                           5,427.00
TOWN & COUNTRY ELECTRIC                           5,118.00
TRANSMAN                                         15,169.44
TRIMARK IND                                         819.66
TRIMARK IND                                         502.15
TRITEC OF MN                                      2,030.00
TRITEC OF MN                                        105.00
UESCO INDUSTRIES                                    599.15
UNIMIN                                            9,000.00
VESUVIOUS                                         7,346.16
VICKERS                                           3,458.00
VICKERS                                           2,213.40
VICKERS ENGINEERING                               2,290.40
VICKERS ENGINEERING                               1,828.40
VIRGINIA PLUMBING & HEATING                         900.00
WHEELABRATOR GROUP                                1,677.66
YELLOW FREIGHT                                      176.34
                                            --------------

                                            $ 1,792,029.17

Northern Castings Corp
Case No. 0467608
At 8/31/05

Hibbing - Bank Reconciliation

Bank Balance                                    $         -

Actual Outstanding Checks                        291,995.43

Unadjusted GL Balance                            291,995.43
                                                -----------

Difference                                      $         -
                                                ===========

Northern Castings Corp
Outstanding Checks
Case No. 04-67606

 Date     Check   Outstanding
8/17/05   77548        239.63
8/22/05   77577         32.70
8/23/05   77580        145.31
8/23/05   77583      1,032.00
8/26/05   77586     11,040.00
8/26/05   77589         37.84
8/26/05   77593        196.00
8/29/05   77594      5,275.55
8/29/05   77595      3,458.00
8/30/05   77596      1,860.00
8/30/05   77598        759.07
8/31/05   77599          5.77
8/31/05   77600         82.50
8/31/05   77601        633.54
8/31/05   77602      2,637.24
8/31/05   77607      7,213.21
8/31/05   77608      2,790.40
8/31/05   77609        405.81
8/31/05   77610         27.41
8/31/05   77611      1,896.07
8/31/05   77612     18,230.12
8/31/05   77613         65.82
8/31/05   77614        665.00
8/31/05   77615      3,200.50
8/31/05   77616      1,630.33
8/31/05   77617         73.91
8/31/05   77618     20,946.00
8/31/05   77619     16,218.75
8/31/05   77620        589.28
8/31/05   77621      1,430.34
8/31/05   77622      4,068.58
8/31/05   77623        401.03
8/31/05   77624        522.98
8/31/05   77625      4,346.67
8/31/05   77626      2,400.00
8/31/05   77627      1,117.50
8/31/05   77628      4,764.04
8/31/05   77629      2,501.36
8/31/05   77630     12,514.29
8/31/05   77631      5,795.00
8/31/05   77632      1,265.22
8/31/05   77633        284.21
8/31/05   77634        440.74
8/31/05   77635        216.23
8/31/05   77636        957.00
8/31/05   77637      1,772.63
8/31/05   77638      1,000.00
8/31/05   77639      1,025.00
8/31/05   77640        618.26
8/31/05   77641        253.47
8/31/05   77642        332.03
8/31/05   77643      1,707.22
8/31/05   77644      2,514.75
8/31/05   77645      1,678.95
8/31/05   77646        770.00
8/31/05   77647        774.30
8/31/05   77648        845.75
8/31/05   77649        325.88
8/31/05   77650      3,773.00
8/31/05   77651        300.00
8/31/05   77652      8,892.19
8/31/05   77653        105.00
8/31/05   77654         47.93
8/31/05   77655        165.58
8/31/05   77656        118.00
8/31/05   77657      7,752.96
8/31/05   77658        822.50
8/31/05   77659      5,427.00
8/31/05   77660        619.66
8/31/05   77661        599.15
8/31/05   77662        900.00
8/31/05   77663     10,859.59
8/31/05   77664        148.82
8/31/05   77666      3,064.00
8/31/05   77667        288.19
8/31/05   77668      1,762.69
8/31/05   77669        125.00
8/31/05   77670        317.36
8/31/05   77671        328.10
8/31/05   77673     11,095.18
8/31/05   77674     30,661.79
8/31/05   77675     48,341.00
8/31/05   77676      1,060.00
8/31/05   77677         35.15

                   291,995.43

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                         Period Ending: AUGUST 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:  NORTHERN CASTINGS CORP.            Capacity:         ___      Shareholder
       Case Number: 04-67608                                ___      Officer
                                                            ___      Director
                                                            ___      Insider
MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:       Weekly   or     Monthly

                                 ______          _______

CURRENT BENEFITS PAID:           Weekly   or     Monthly

          Health Insurance       ______          _______

          Life Insurance         ______          _______

          Retirement             ______          _______

          Company Vehicle        ______          _______

          Entertainment          ______          _______

          Travel                 ______          _______

          Other Benefits         ______          _______

          Total Benefits         ______          _______

CURRENT OTHER BENEFITS PAID:     Weekly   or     Monthly

          Rent Paid              ______          _______

          Loans                  ______          _______

          Other (Describe)       ______          _______

          Other (Describe)       ______          _______

          Other (Describe)       ______          _______

          Total Other Payments   ______          _______

CURRENT TOTAL OF ALL PAYMENTS:   Weekly   or     Monthly

                                 ______          $0

Dated: SEPTEMBER 23, 2005               ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                         Northern Castings Corp.
                                                         Case Number: 04-67608

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

  INSURANCE TYPE          CARRIER         POLICY PERIOD
--------------------   --------------   ----------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
                                        &6/22/05-12/22/05

Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED AUGUST 31, 2005:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67613
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
SUDBURY, INC.                               )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

        [X]       Operating Statement                         (Form 2)

        [X]       Balance Sheet                               (Form 3)

        [X]       Summary of Operations                       (Form 4)

        [X]       Monthly Cash Statement                      (Form 5)

        [X]       Statement of Compensation                   (Form 6)

        [X]       Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                         YES  [X]         NO[  ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach written explanation)
                                                         YES  [X]         NO[  ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                                         YES  [X]         NO[  ]

5. All United States Trustee Quarterly fees have been paid and are current
                                                         YES  [X]         NO[  ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)
                                                         YES  [X]         NO[  ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:   SEPTEMBER 23, 2005               /s/ Robert E. Belts
                                          --------------------------------------
                                          Debtor In Possession

                                          Chief Financial Office  (248) 952-2500
                                          ----------------------  --------------
                                          Title                   Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 8-31-05
($000's)

                                                    CASE # 04-67613
                                                       SUDBURY
                                                         INC.
                                          ---------------------------------
                                          Current Month  Total Since Filing
                                          -------------  ------------------
Net Sales                                       -                  -

Cost of Goods Sold
Materials and Freight                           -                  -
Wages - Hourly                                  -                  -
Wages-Salary                                    -                  -
Employee Benefits and Pension                   -                  -
 Repairs & Maintenance                          -                  -
Supplies                                        -                  -
Utilities                                       -                  -
Purchased Components/Services                   -                  -
Income(loss) from Pattern Sales                 -                  -
 Fixed Asset - (gain/loss)                      -                  -
 MIS Expense                                    -                  -
 Travel & Entertainment                         -                  -
 Other Variable Costs                           -                  -
 Depreciation & Amortization                    -                177
 Other Allocated Fixed Costs                    -                  -
 Other Fixed Costs                              -                 (1)
                                               --            -------
Cost of Goods Sold                              -                176

Gross Profit                                    -               (176)

Plant SG&A Expense                              -                  -
SG&A Expense - Allocation (Sched 1)             -                  -
 Other Operating Expenses                       -             62,559
                                               --            -------
 Total Operating Expenses                       -             62,559

 Operating Profit                               -            (62,735)

 Outside Interest Income                        -                  -
 Outside Interest (Expense)                     -                  -
 Intercompany Interest Income                   -                  -
 Intercompany Interest (Expense)                -                (13)
 Charges (From) Affiliates                      -                  -
 Charges To Affiliates                          -                  -
 Gain/(Loss) On Sales Of Assets                 -                  -
 Outside Dividend Income                        -                  -
 Foreign Exchange Gain/(Loss)                   -                  -
Income/Loss From European Operations            -                  -
 Other Income/(Expense)                         -                  -
                                               --            -------
 Total Non-Operating Expenses                   -                (13)

 Income Before Income Taxes                     -            (62,748)

 Income Tax Expense                             -                  -

                                               --            -------
 Net Income                                     -            (62,748)
                                               ==            =======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                       August
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                     August
                                                    -------
Officer Compensation                                $   189
Salary Expense other Employees                          949
Employee Benefits and Pension                           111
Payroll Taxes                                            53
Other Taxes                                               9
Rent and Lease Expense                                  191
Interest Expense
Insurance                                                54
Automobile and Truck Expense                             10
Utilities(Gas Electric,Phone)                            42
Depreciation                                             87
Travel and Entertainment                                 99
Repairs and Maintenance                                  36
Advertising/Promotion                                     5
Supplies, Office Expense                                 22

OTHER:

Contributions                                             0
Professional Fees - Audit/Tax                           350
Bank Fees                                                23
Public Reporting Fees                                   (80)
Employee Relocation/Training                              1
Data Processing                                          15
Dues and Subscriptions                                   12
Outside Services                                        156
Project Development Costs net of Billings                21
Director Fees                                            25
Miscellaneous                                             2
Legal Fees                                                0
Cost Allocation - Europe                                (78)
Cost Allocation - Out                                  (186)
                                                    -------
                                                    $ 2,118
                                                    =======

Allocation:

Wagner Castings                                         191
Northern Castings                                        51
Ironton Iron                                              0
Lynchburg Foundry                                       193
Columbus Foundry                                        313
Wagner Havana                                             0
Intermet U.S. Holdings                                  261
Cast-Matic Corp.                                         82
Diversified Diemakers                                   257
Ganton Technologies                                     168
Tool Products                                           137
Corporate                                               465
                                                    -------
Total                                               $ 2,118
                                                    =======

Intermet Corp. and Subsidiaries
Balance Sheet as of 08-31-05
($000's)

                                          CASE # 04-67613
                                          ---------------
                                             SUDBURY
                                               INC.
                                          ---------------
 Cash And Equivalents                        $      -
 Accounts Receivable                                7
 Short-Term Intercompany Receivables                -
 Inventories                                        -
 Other Current Assets                               -
                                             --------
    TOTAL CURRENT ASSETS                            7

 Land and Buildings                            (2,077)
  Machinery & Equipment                       (23,412)
  Construction In Progress                          -
                                             --------
  Total Fixed Assets                          (25,489)
  Accumulated Depreciation                     25,489
                                             --------
     NET FIXED ASSETS                               -

  Investment In Subsidiaries                        -
 Investment In European Operations                  -
  Long-Term Intercompany Receivables           12,860
  Deferred Taxes, Long-Term Asset                   -
  Other Assets                                     76
                                             --------

     TOTAL ASSETS                            $ 12,943
                                             ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES

 Accounts Payable                            $      -
 Wages and Salaries  (See schedule)                 -
 Taxes Payable - (See schedule)                     -
                                             --------
   TOTAL POST PETITION LIABILITIES                  -

 SECURED LIABILITIES:

 SECURED DEBT                                       -

 PRE-PETITION LIABILITIES:

 Taxes and Other Priority Liabilities:

  Accrued Income Taxes                         (2,031)
  Accrued Tax - State                               -
  Accrued Property Taxes                            -
  Accrued Workers Comp.                             -
  Accrued Payroll                                   -
 Accrued Payroll Taxes                              -
                                             --------
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES    (2,031)

 UNSECURED LIABILITIES

 Accounts Payable                                   2
 Senior  & IDR Bonds                                -
                                             --------
 TOTAL UNSECURED LIABILITIES                        2

 OTHER LIABILITIES

 Accrued Liabilities                               48
 Short-Term Intercompany Payables                   -

  Retirement Benefits                               -
  Deferred Taxes - Long-Term Liability              -
  Other Long-Term Liabilities                       -
  Long-Term Intercompany Payables              64,312
  Minority Interest                                 -
                                             --------
  TOTAL LIABILITIES                            62,331

  Common Stock                                      -
  Capital In Excess Of Par Value               86,100
 Retained Earnings - Prepetition              (72,740)
 Retained Earnings - Post Petition            (62,748)
 Equity In European Operations                      -
  Accumulated Translation Adjustment                -
  Minimum Pension Liability Adjustment              -
  Unearned Restricted Stock                         -
                                             --------
 TOTAL SHAREHOLDER EQUITY                     (49,388)
                                             --------
  Total Liabilities And Equity               $ 12,943
                                             ========

PERIOD ENDED: 08-31-05               SUDBURY INC.                 CASE #04-67613

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                      Balance                           Balance
                                       as of    Accrued /  Payments /    as of
                                    07/31/2005  Withheld   Deposits    08/31/2005
                                    ----------  ---------  ----------  ----------
Income tax withheld: Federal            $0         $0         $0           $0
Income tax withheld: State              $0         $0         $0           $0
Income tax withheld: Local              $0         $0         $0           $0
FICA Withheld                           $0         $0         $0           $0
Employers FICA                          $0         $0         $0           $0
Unemployment Tax: Federal               $0         $0         $0           $0
Unemployment Tax: State                 $0         $0         $0           $0
All Other Payroll W/H                   $0         $0         $0           $0
                                        $0         $0         $0           $0
State Taxes: Inc./Sales/Use/Excise      $0         $0         $0           $0
Property Taxes                          $0         $0         $0           $0
                                        $0

Workers Compensation                     0          0          0            0

Total                                   $0         $0         $0           $0
                                        --         --         --           --
Wages and Salaries                       0          0          0            0
                                        --         --         --           --
Grand Total                             $0         $0         $0           $0
                                        ==         ==         ==           ==

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)  0-30 Days  30-60 Days  Over 60 Days
Accounts Payable                 $0          $0         $    0
Accounts Receivable              $0          $0         $7,000

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:                                   MONTHLY CASH STATEMENT
Month Ended 8/31/2005

                                                                 CASE # 04-67613
                                                                   SUDBURY, INC.

Subbury's had no active bank accounts during the current month.
Sudbury is allocated no debit memos.

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                         Period Ending: AUGUST 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:  SUDBURY, INC.           Capacity:         ___      Shareholder
       Case Number:  04-67613                    ___      Officer
                                                 ___      Director
                                                 ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

Current Compensation Paid:          Weekly           or                Monthly

                                    _______                            _______

Current Benefits Paid:              Weekly           or                Monthly

       Health Insurance             _______                            _______

       Life Insurance               _______                            _______

       Retirement                   _______                            _______

       Company Vehicle              _______                            _______

       Entertainment                _______                            _______

       Travel                       _______                            _______

       Other Benefits               _______                            _______

       Total Benefits               _______                            _______

CURRENT OTHER BENEFITS PAID:        Weekly           or                Monthly

       Rent Paid                    _______                            _______

       Loans                        _______                            _______

       Other (Describe)             _______                            _______

       Other (Describe)             _______                            _______

       Other (Describe)             _______                            _______

       Total Other Payments         _______                            _______

CURRENT TOTAL OF ALL PAYMENTS:      Weekly           or                Monthly

                                    _______                            $0

Dated: SEPTEMBER 23, 2005               ________________________________________
                                        Principal, Officer, Director, or Insider

                                                                          Form 6

                                                                   Sudbury, Inc.
                                                           Case Number: 04-67613

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

  INSURANCE TYPE            CARRIER            POLICY PERIOD
--------------------     --------------      -----------------
Property                 Lloyds              11/1/04-11/1/05
Boiler/Machine           Hartford            11/1/04-11/1/05
Cargo                    Fireman's Fund      11/1/04-11/1/05
Truck Cargo              Fireman's Fund      11/1/04-11/1/05

Aviation                 USAIG               11/1/04-11/1/05

Fiduciary                St. Paul            11/1/04-11/1/05

Primary D&O              St. Paul            11/1/04-11/1/05
Excess D&O               Chubb               11/1/04-11/1/05
Excess D&O               Platte River        11/1/04-11/1/05

Crime                    AIG                 12/1/04-12/1/05

General Liability        ACE                 12/22/04-12/22/05
Umbrella                 National Union      12/22/04-12/22/05

Workers' Comp            ACE                 12/22/04-6/22/05
                                             &6/22/05-12/22/05

Excess Workers' Comp     ACE                 12/22/04-12/22/05

Auto                     ACE                 12/22/04-12/22/05

Foreign (DIC)            ACE                 12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED AUGUST 31, 2005:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67602
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
SUDM, INC.                                  )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         [X]        Operating Statement                         (Form 2)

         [X]        Balance Sheet                               (Form 3)

         [X]        Summary of Operations                       (Form 4)

         [X]        Monthly Cash Statement                      (Form 5)

         [X]        Statement of Compensation                   (Form 6)

         [X]        Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                     YES  [X]           NO[ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                     YES  [X]           NO[ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                                     YES  [X]           NO[ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                     YES  [X]           NO[ ]

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)

                                                     YES  [X]           NO[ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:   SEPTEMBER 23, 2005      /s/ Robert E. Belts
                                 ------------------------
                                 Debtor In Possession

                                 Chief Financial Officer   (248) 952-2500
                                 -----------------------   --------------------
                                 Title                      Phone

                             MONTHLY CASH STATEMENT

                         Period Ending: AUGUST 31, 2005

                                                          SUDM, INC.
                                                          Case Number:  04-67602

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                               General  Payroll  Tax    Cash Coll.  Petty Cash
                                Acct.    Acct.   Acct.     Acct.       Acct.

A. Beginning Balance           _____    _____    _____    _____        _____

B. Receipts                    _____    _____    _____    _____        _____
   (Attach separate schedule)

C. Balance Available           _____    _____    _____    _____        _____
   (A+B)

D. Less Disbursements          _____    _____    _____    _____        _____
   (Attach separate schedule)

E. Ending Balance               ALL ACTIVITY FOR SUDM, INC. IS REPORTED IN THE
        (C-D)                    CONSOLIDATED COLUMBUS FOUNDRY OPERATING REPORT
                                 (CASE #04-67609).

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
ACCOUNT)

General Account:
         1.       Depository Name & Location         ___________________________

         2.       Account Number                     ___________________________

Payroll Account:
         1.       Depository Name & Location         ___________________________

         2.       Account Number                     ___________________________

Tax Account:
         1.       Depository Name & Location         ___________________________

         2.       Account Number                     ___________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:
________________________________________________________________________________

________________________________________________________________________________

Date:  SEPTEMBER 23, 2005                            ___________________________
                                                     Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                         Period Ending: AUGUST 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:    SUDM, INC.                      Capacity:      ___      Shareholder
         Case Number:  04-67602                         ___      Officer
                                                        ___      Director
                                                        ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                  Weekly       or         Monthly

                                            _______                 _______

CURRENT BENEFITS PAID:                      Weekly       or         Monthly

                  Health Insurance          _______                 _______

                  Life Insurance            _______                 _______

                  Retirement                _______                 _______

                  Company Vehicle           _______                 _______

                  Entertainment             _______                 _______

                  Travel                    _______                 _______

                  Other Benefits            _______                 _______

                  Total Benefits            _______                 _______

CURRENT OTHER BENEFITS PAID:                Weekly       or         Monthly

                  Rent Paid                 _______                 _______

                  Loans                     _______                 _______

                  Other (Describe)          _______                 _______

                  Other (Describe)          _______                 _______

                  Other (Describe)          _______                 _______

                  Total Other Payments      _______                 _______

CURRENT TOTAL OF ALL PAYMENTS:              Weekly       or          Monthly

                                            _______                 $0

Dated: SEPTEMBER 23, 2005               ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                                      SUDM, Inc.
                                                           Case Number: 04-67602

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

    INSURANCE TYPE                   CARRIER                POLICY PERIOD
-----------------------        ------------------        --------------------
Property                       Lloyds                    11/1/04-11/1/05
Boiler/Machine                 Hartford                  11/1/04-11/1/05
Cargo                          Fireman's Fund            11/1/04-11/1/05
Truck Cargo                    Fireman's Fund            11/1/04-11/1/05

Aviation                       USAIG                     11/1/04-11/1/05

Fiduciary                      St. Paul                  11/1/04-11/1/05

Primary D&O                    St. Paul                  11/1/04-11/1/05
Excess D&O                     Chubb                     11/1/04-11/1/05
Excess D&O                     Platte River              11/1/04-11/1/05

Crime                          AIG                       12/1/04-12/1/05

General Liability              ACE                       12/22/04-12/22/05
Umbrella                       National Union            12/22/04-12/22/05

Workers' Comp                  ACE                       12/22/04-6/22/05
                                                         & 6/22/05-12/22/05

Excess Workers' Comp           ACE                       12/22/04-12/22/05

Auto                           ACE                       12/22/04-12/22/05

Foreign (DIC)                  ACE                       12/22/04-12/22/05

Note:  This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED AUGUST 31, 2005:

IN RE:                            )
INTERMET CORPORATION, ET AL       )    CASE NO: 04-67610
                                  )    Chapter 11
                                  )    Judge: Marci B. McIvor
TOOL PRODUCTS, INC.               )
                         Debtor   )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

   [X]   Operating Statement               (Form 2)

   [X]   Balance Sheet                     (Form 3)

   [X]   Summary of Operations             (Form 4)

   [X]   Monthly Cash Statement            (Form 5)

   [X]   Statement of Compensation         (Form 6)

   [X]   Schedule of In-Force Insurance    (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)
                                                    YES [X]  NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)
                                                    YES [X]  NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)
                                                    YES [X]  NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current
                                                    YES [X]  NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)
                                                    YES [X]  NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: SEPTEMBER 23, 2005            /s/ Robert E. Belts
                                     ---------------------------------------
                                     Debtor In Possession

                                     Chief Financial Officer  (248) 952-2500
                                     -----------------------  --------------
                                     Title                    Phone

Intermet Corp. and Subsidiaries
Operating Statement                             CASE # 04-67610
For the Month Ended 8-31-05                          TOOL
($000's)                                         PRODUCTS, INC.
                                       ----------------------------------

                                       Current Month   Total Since Filing
                                       -------------   ------------------
 Net Sales                                 5,341             54,734

Cost of Goods Sold
Materials and Freight                        514              7,239
Wages - Hourly                             1,312             12,940
Wages-Salary                                 314              3,109
Employee Benefits and Pension                406              5,025
 Repairs & Maintenance                       184              1,746
Supplies                                     334              2,569
Utilities                                    238              2,596
Purchased Components/Services              1,606             13,479
Income(loss) from Pattern Sales              (98)              (101)
 Fixed Asset - (gain/loss)                     -                  2
 MIS Expense                                  19                212
 Travel & Entertainment                       12                159
 Other Variable Costs                         74              1,286
 Depreciation & Amortization                 230              2,383
 Other Allocated Fixed Costs                   -                 (1)
 Other Fixed Costs                            96                872
                                           -----             ------
Cost of Goods Sold                         5,241             53,515

Gross Profit                                 100              1,219

Plant SG&A Expense                            72                747
SG&A Expense - Allocation (Sched 1)          137              1,477
 Other Operating Expenses                    100                894
                                           -----             ------
 Total Operating Expenses                    309              3,118

 Operating Profit                           (209)            (1,899)

 Outside Interest Income                       -                  -
 Outside Interest (Expense)                    -                (21)
 Intercompany Interest Income                  -                  -
 Intercompany Interest (Expense)            (107)              (952)
 Charges (From) Affiliates                     -                  -
 Charges To Affiliates                         -                  -
 Gain/(Loss) On Sales Of Assets                -                 (3)
 Outside Dividend Income                       -                  -
 Foreign Exchange Gain/(Loss)                  -                  -
Income/Loss From European Operations           -                  -
 Other Income/(Expense)                        -                  -
                                           -----             ------
 Total Non-Operating Expenses               (107)              (976)

 Income Before Income Taxes                 (316)            (2,875)

 Income Tax Expense                           57                471
                                                                  -
                                           -----             ------
 Net Income                                 (373)            (3,346)
                                           =====             ======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                     August
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                            August
                                            ------
Officer Compensation                        $  189
Salary Expense other Employees                 949
Employee Benefits and Pension                  111
Payroll Taxes                                   53
Other Taxes                                      9
Rent and Lease Expense                         191
Interest Expense
Insurance                                       54
Automobile and Truck Expense                    10
Utilities(Gas Electric,Phone)                   42
Depreciation                                    87
Travel and Entertainment                        99
Repairs and Maintenance                         36
Advertising/Promotion                            5
Supplies, Office Expense                        22

OTHER:
Contributions                                    0
Professional Fees - Audit/Tax                  350
Bank Fees                                       23
Public Reporting Fees                          (80)
Employee Relocation/Training                     1
Data Processing                                 15
Dues and Subscriptions                          12
Outside Services                               156
Project Development Costs net of Billings       21
Director Fees                                   25
Miscellaneous                                    2
Legal Fees                                       0
Cost Allocation - Europe                       (78)
Cost Allocation - Out                         (186)
                                            ------
                                            $2,118
                                            ======

Allocation:

Wagner Castings                                191
Northern Castings                               51
Ironton Iron                                     0
Lynchburg Foundry                              193
Columbus Foundry                               313
Wagner Havana                                    0
Intermet U.S. Holdings                         261
Cast-Matic Corp.                                82
Diversified Diemakers                          257
Ganton Technologies                            168
Tool Products                                  137
Corporate                                      465
                                            ------
Total                                       $2,118
                                            ======

Intermet Corp. and Subsidiaries               CASE # 04-67610
Balance Sheet as of 8-31-05                   ---------------
($000's)                                           TOOL
                                               PRODUCTS, INC.
                                              ---------------

 Cash And Equivalents                         $            38
 Accounts Receivable                                    6,518
 Short-Term Intercompany Receivables                    1,583
 Inventories                                            4,628
 Other Current Assets                                     193
                                              ---------------
    TOTAL CURRENT ASSETS                               12,960

 Land and Buildings                                    10,872
  Machinery & Equipment                                25,585
  Construction In Progress                              1,903
                                              ---------------
  Total Fixed Assets                                   38,360
  Accumulated Depreciation                            (15,427)
                                              ---------------
     NET FIXED ASSETS                                  22,933

  Investment In Subsidiaries                                -
 Investment In European Operations                          -
  Long-Term Intercompany Receivables                    8,072
  Deferred Taxes, Long-Term Asset                           -
  Other Assets                                              -
                                              ---------------
     TOTAL ASSETS                             $        43,965
                                              ===============

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
 Accounts Payable                             $         1,819
 Wages and Salaries  (See schedule)                       358
 Taxes Payable - (See schedule)                           418
                                              ---------------
   TOTAL POST PETITION LIABILITIES                      2,595

 SECURED LIABILITIES:
 SECURED DEBT                                              15

 PRE-PETITION LIABILITIES:
 Taxes and Other Priority Liabilities:
  Accrued Income Taxes                                      -
  Accrued Tax - State                                       -
  Accrued Property Taxes                                    -
  Accrued Workers Comp                                    517
  Accrued Payroll                                           -
 Accrued Payroll Taxes                                      -
                                              ---------------
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES               517

 UNSECURED LIABILITIES
 Accounts Payable                                       6,622
 Senior  & IDR Bonds                                        -
                                              ---------------
 TOTAL UNSECURED LIABILITIES                            6,622

 OTHER LIABILITIES
 Accrued Liabilities                                    2,202
 Short-Term Intercompany Payables                         485

  Retirement Benefits                                     252
  Deferred Taxes - Long-Term Liability                      -
  Other Long-Term Liabilities                               -
  Long-Term Intercompany Payables                       3,222
  Minority Interest                                         -
                                              ---------------
  TOTAL LIABILITIES                                    15,910

  Common Stock                                              -
  Capital In Excess Of Par Value                       19,200
 Retained Earnings - Prepetition                       12,201
 Retained Earnings - Post Petition                     (3,346)
 Equity In European Operations
  Accumulated Translation Adjustment                        -
  Minimum Pension Liability Adjustment                      -
  Unearned Restricted Stock                                 -
                                              ---------------
 TOTAL SHAREHOLDER EQUITY                              28,055
                                              ---------------
  TOTAL LIABILITIES AND EQUITY                $        43,965
                                              ===============

PERIOD ENDED: 08-31-05       TOOL PRODUCTS, INC. (JACKSON)       CASE #04-67610

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                      Balance                               Balance
                                       as of      Accrued /   Payments /     as of
                                     7/31/2005    Withheld     Deposits    8/31/2005
                                     ---------    ---------   ----------   ---------
Income tax withheld: Federal         $       0    ($ 62,702)   $  36,436   ($ 26,266)
Income tax withheld: State                   0            0            0           0
Income tax withheld: Local                   0            0            0           0
FICA Withheld                                0      (43,311)      25,075     (18,235)
Employers FICA                               0      (43,311)      25,075     (18,235)
Unemployment Tax: Federal                 (261)        (388)           0        (650)
Unemployment Tax: State                   (861)      (1,464)           0      (2,325)
All Other Payroll W/H                     (264)     (14,824)      14,824        (264)

State Taxes: Inc./Sales/Use/Excise        (669)        (669)           0      (1,338)
Property Taxes                         (60,000)      (5,000)           0     (65,000)

Workers Compensation                   (62,301)      (6,151)       2,602     (65,850)
                                     ---------    ---------   ----------   ---------

Total                                ($124,357)   ($177,821)   $ 104,014   ($198,164)

Wages and Salaries                    (252,598)     (70,255)      83,684    (239,169)
                                     ---------    ---------   ----------   ---------

Grand Total                          ($376,955)   ($248,076)   $ 187,698   ($437,333)
                                     =========    =========    =========   =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petition)          Total     0-30 Days   30-60 Days  Over 60 Days
                                  ----------  -----------  ----------  ------------
Accounts Payable                  $  335,160  $  335,160   $      0     $      0
Accounts Receivable               $2,367,635  $2,041,794   $165,573     $160,268

PERIOD ENDED: 08-31-05      TOOL PRODUCTS, INC. (MINNEAPOLIS)     CASE #04-67610

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                      Balance                               Balance
                                       as of      Accrued /   Payments /     as of
                                     7/31/2005    Withheld     Deposits    8/31/2005
                                     ---------    ---------   ----------   ---------
Income tax withheld: Federal         $       0    $       0    $       0   $       0
Income tax withheld: State           $       0    $       0    $       0   $       0
Income tax withheld: Local           $       0    $       0    $       0   $       0
FICA Withheld                        $       0    $       0    $       0   $       0
Employers FICA                       $       0    $       0    $       0   $       0
Unemployment Tax: Federal            $       0    $       0    $       0   $       0
Unemployment Tax: State              $       0    $       0    $       0   $       0
All Other Payroll W/H                $       0    $       0    $       0   $       0

State Taxes: Inc./Sales/Use/Excise  ($  57,000)  ($  57,000)   $       0  ($ 114,000)
Property Taxes                      ($  54,946)  ($  11,349)   $       0  ($  66,295)

Workers Compensation                ($  38,675)  ($   8,000)   $   7,255  ($  39,420)
                                    ----------   ----------    ---------  ----------

Total                               ($ 150,620)  ($  76,349)   $   7,255  ($ 219,715)

Wages and Salaries                  ($ 170,131)   $  50,785    $       0  ($ 119,346)
                                    ----------   ----------    ---------  ----------

Grand Total                         ($ 320,751)  ($  25,564)   $   7,255  ($ 339,061)
                                    ==========   ==========    =========  ==========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petition)           Total      0-30 Days   30-60 Days  Over 60 Days
                                   ----------   ----------   ----------  ------------
Accounts Payable                   $1,483,557   $1,483,557   $        0   $        0
Accounts Receivable                $4,873,218   $3,462,107   $1,133,367   $  277,744

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 8/31/2005

                                                                        MONTHLY CASH STATEMENT

                                                                            CASE # 04-67610
                                                                      TOOL PRODUCTS, INC (JACKSON)
                                                                ----------------------------------------
           ACCOUNT TYPE                                           LOCKBOX            AP          PR
            ACCOUNT #                                           5402699408       2770721757   2770721765
              BANK                                               Stan Fed         Stan Fed     Stan Fed
                                                                ----------       ----------   ----------
BEGINNING BANK BALANCE                                                   -               -             -
RECEIPTS                                                         1,288,515               -             -
TRANSFERS IN (CORPORATE)                                                 -         982,768     1,004,832
DISBURSEMENTS                                                            -        (982,768)   (1,004,832)
TRANSFERS OUT (CORPORATE)                                       (1,288,515)              -             -
                                                                ----------        --------    ----------
ENDING BANK BALANCE                                                      -               -             -

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                           1,041,241
CHECKS ISSUED                                                                     795,334
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                            525,568
CORPORATE DEBIT MEMOS                                                              12,950
                                                                              -----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                  $ 2,375,093
                                                                              ===========

OUTSTANDING CHECKS AS OF JULY 31                                                  226,681
VOIDED CHECKS OUTSTANDING AS OF JULY 31                                                 -
CHECKS ISSUED DURING AUGUST                                                       795,334
CHECKS CLEARED DURING AUGUST                                                     (982,768)
                                                                              -----------
OUTSTANDING CHECKS AS OF AUGUST 31 (SEE OUTSTANDING CHECKLIST)                $    39,248
                                                                              ===========

TOOL PRODUCTS, INC. (JACKSON)                  CASE NO. 04-67610
CASH DISBURSEMENTS
AUGUST 2005

                   VENDOR                     TOTAL DISBURSEMENTS
------------------------------------------    --------------------
ACCU-CHECK INC                                $        43.71
ACE INSURANCE                                       1,460.94
ACTION FLUID POWER                                    713.00
ADHESIVE LABEL                                        955.97
ADVANTAGE ELECTRONICS                                 341.89
AIM POWER AND FLUIDS                                1,878.89
AIR DRAULICS ENGINEERING CO                         7,720.11
AIRGAS SOUTH                                       10,950.33
ALCHEM ALUMINUM, INC. (IMCO)                      251,021.92
ALLIED ELECTRONICS                                    103.74
ALLIED VAN LINES                                    9,631.32
ALUAR                                             616,899.96
AMCOR                                                 270.00
ASSOCIATED BAG COMPANY                                405.92
AUTOMATION SYSTEMS & DESIGN                         7,150.70
AVAYA                                                 466.24
A-Z OFFICE RESOURCES, INC.                          4,093.85
B & B FIRE PROTECTION                                 310.82
B & B TOOL AND DIE COMPANY INC                     16,820.00
B W SUPPLY COMPANY                                    315.37
BELLSOUTH                                           1,079.20
BERTELKAMP AUTOMATION, INC.                         1,019.58
BETTY NASH                                            348.19
BLUFF CITY ELECTRONICS                              2,449.56
BUHLER INC                                          6,927.98
CANON FINANCIAL SERVICES, INC.                        887.63
CANTEEN VENDING SERVICE                             1,141.40
CHAPTER 13 TRUSTEE                                  4,917.00
CHEM STATION                                          625.73
CHEM TREND INCORPORATED                            26,982.90
CHRIS JOYNER                                          410.45
CHRISTOPHER BLOCKETT                                  151.58
CITY OF JACKSON                                     1,027.48
CLIFFORD VANALSTINE                                   120.85
COLE PALLET COMPANY LLC                             5,134.50
CONTRA COSTA                                          380.00
CRANE SERVICE INC                                  12,820.00
CROSS MACHINE TOOL CO INC                          20,420.00
CUSTOM MOLD                                           777.00
CYNTHIA ADAMS                                         136.13
D M E CORP                                          1,001.95
DAVE CLARK                                            345.84
DAVID HOFFMAN                                         199.87
DBH                                                    31.49
DIMETEK INTERNATIONAL INC                           2,792.40
DJ   LOCK AND SAFE                                  1,081.26
D-LUCK'S DIE INC                                      775.00
EMPIRE REFRACTORY SPECIALISTS                          30.27
ENCO MANUFACTURING CO                                  27.41
ENGINEERED PRODUCTS DIVIS                           5,356.53
ERIC CARSON                                           238.38
FORBERG SCIENTIFIC                                    731.27
FRANKLIN ELECTROFLUID CO                              200.70
FREEMAN MFG & SUPPLY                                  168.87
FUGITT RUBBER AND SUPPLY CO                         5,418.39
GEIT LLC                                            5,631.88
GENERAL SESSIONS COURT HAYWOOD                         82.71
GOLDENS' FOUNDRY & MACHINE CO                       2,833.82
GOODRICH TOOL & SUPPLY                              1,265.07
GRAVES METAL PRODUCTS, INC.                         1,893.82
H C I SUPPLY INC.                                  22,755.60
HESS ENVIROMENTAL SERVICES,INC                      2,298.76
HI TEMP PRODUCTS INC                                4,462.67
HI-TECH SALES & SERVICE, INC.                         184.00
I SQUARED R ELEMENT CO., INC.                         540.00
ILLNOIS DEPT OF PUBLIC AID                              4.00
INDUSTRIAL FIREBRICK WAREHOUSE                      1,476.62
INTECH EDM                                            957.60

TOOL PRODUCTS, INC. (JACKSON)                  CASE NO. 04-67610
CASH DISBURSEMENTS
AUGUST 2005

                   VENDOR                     TOTAL DISBURSEMENTS
------------------------------------------    --------------------
JACKSON ENERGY AUTHORITY                           95,881.84
JACKSON PAYROLL (INCLUDES DISB BY CORP)           525,567.71
JONES, GRADY W.-CO. OF MEMPHIS                      3,612.69
KENT RUDBECK                                          480.00
L&H SUPPLY CO INC                                  10,757.62
LIFT TRUCK SERVICE & RENTALS                          646.76
LOWE'S COMPANIES                                      517.32
MACHINE TOOL & SUPPLY (JKSN)                        2,080.63
MADISON  CITY GENERAL SESSIONS                        294.84
MADISON COUNTY CIRCUIT COURT                          367.40
MADISON FINISHING INC                              44,706.10
MAKRITE PARTS                                       1,554.00
MARTIN INDUSTRIAL                                   3,360.05
MCCOYS HEATING AND AIR, INC.                           65.00
MCMASTER CARR SUPPLY CO                             7,418.13
MERCER                                                545.00
MERCER                                              1,160.00
METALLURG ALUMINUM                                  9,420.25
MID STATES ELECTRIC COM INC                        20,848.09
MIDVALE INDUSTRIES INC                              5,468.50
MIDWEST MACHINE TOOL                                  434.12
MOLTEN METAL EQUIP. INNOVATION                      4,832.00
MSC INDUSTRIAL SUPPLY CO INC                           45.25
MTRONICS.COM INCORPORATED                         142,682.22
NATIONAL XRAY                                       2,000.00
NES RENTALS                                           111.20
OFFICE DEPOT                                            4.91
OMEGA ENGINEERING INC                                 823.00
PARAMOUNT UNIFORM RENTAL                            2,438.89
PAT WALKER PETTY CASH                               1,479.83
PAUL RECK                                             350.22
PCS COMPANY                                           101.02
PENNSYLVANIA STATE CHILD SUPPORT                      535.40
PERSONNEL MANAGEMENT INC                           31,195.59
PITNEY BOWES (RESERVE)                                250.00
PITNEY BOWES CREDIT CORP                              104.51
PORTER WARNER INDUSTRIES                              663.75
PRECISION MACH PRODUCTS                            51,260.09
PROGRESSIVE COMPONENTS                                195.23
PRO-LONG TOOL LIFE, INC.(SOLV)                      3,924.80
PROVIDENT LIFE                                        152.75
PYROTEK, INC.                                       2,488.96
RAMON AYALA DELGADO                                 4,999.98
RED FOX INC                                         1,347.70
RIMROCK CORP                                       47,737.76
ROBOTICS INC                                        4,355.20
S&M LAWRENCE                                        3,357.15
SCATES AUTO REPAIR                                    964.65
SCOTT BLEEKS                                          470.72
SHEFFIELD MACHINE FOUNDRY                           3,300.00
SPAN AMERICA INC                                   11,467.65
SPECTRO ALLOYS CORP                               133,626.72
SPECTRUM FINISHING                                 14,784.88
STEPHEN SHIVERS                                       230.94
STEVE HURST                                            67.75
STRIKO DYNARAD CORPORATION                         11,998.63
SYSTEMS UNLIMITED                                     268.50
TENNANT                                               773.19
THE LILLY COMPANY                                     178.76
THE ROYAL GROUP                                    14,113.37
THOMAS MCKEOWN                                      1,158.50
TN CHILD SUPPORT RECT UNIT                          5,077.69
TRANSMAN                                           40,023.62
UNITED SAW AND SUPPLY CO                            3,537.68
VERIZON WIRELESS                                      528.46
VIBRO DYNAMICS                                      4,671.09
WILLER TOOL CORPORATION                             1,500.00
WWGM RADIO STATION                                    600.00
ZYP COATINGS INC.                                   1,029.00
                                              --------------
                                              $ 2,375,093.28

TOOL PRODUCTS, INC.
CASE NO. 04-67610
AT 8/31/05

JACKSON - BANK RECONCILIATION

Bank Balance                   $        -

Actual Outstanding Checks       39,247.86
Misc Reconciling Items
Adjusted in September                0.22
                               ----------
                                39,248.08

Unadjusted GL Balance           39,248.08
                               ----------

Difference                     $        -
                               ==========

JACKSON
OUTSTANDING CHECKS
CASE NO. 04-67610

DATE          CHECK      OUTSTANDING
 8/4/05       23714         480.00
8/11/05       23765      12,820.00
8/18/05       23831         103.74
8/18/05       23833         315.37
8/18/05       23836         238.38
8/18/05       23867       2,416.00
8/18/05       23887         330.89
8/18/05       23889       3,750.47
8/25/05       23898       1,797.21
8/25/05       23901         143.40
8/25/05       23909       1,241.00
8/25/05       23912          95.00
8/25/05       23913         471.68
8/25/05       23914       1,448.40
8/25/05       23919       2,833.82
8/25/05       23922          82.71
8/25/05       23923         115.42
8/25/05       23927         410.45
8/25/05       23932          91.85
8/25/05       23933          73.71
8/25/05       23943         133.85
8/25/05       23946         104.51
8/25/05       23947         250.00
8/25/05       23954       3,924.80
8/25/05       23956         101.02
8/25/05       23958         350.22
8/25/05       23962       2,500.00
8/25/05       23964       2,623.96

                         39,247.86

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:                                   MONTHLY CASH STATEMENT
MONTH ENDED 8/31/2005

                                                                                      Case # 04-67610
                                                                                Tool Products - Minneapolis
                                                                        ------------------------------------------
                           Account Type                                  Lockbox           AP             PR
                             Account #                                  5402699416     2770721773     2770721781
                               Bank                                      Stan Fed       Stan Fed       Stan Fed
BEGINNING BANK BALANCE                                                           -              -               -
RECEIPTS                                                                 3,870,677              0               -
TRANSFERS IN (CORPORATE)                                                         -      1,388,254         383,750
DISBURSEMENTS                                                                    -     (1,388,254)       (383,750)
TRANSFERS OUT (CORPORATE)                                               (3,870,677)             -               -
                                                                        ----------    -----------     -----------
ENDING BANK BALANCE                                                              -              0               -

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                         800,428
CHECKS ISSUED                                                                 924,012
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                        912,003
CORPORATE DEBIT MEMOS                                                           5,434
                                                                          -----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)              $ 2,641,876
                                                                          ===========

OUTSTANDING CHECKS AS OF JULY 31                                              391,501
VOIDED CHECKS OUTSTANDING AS OF JULY 31                                          (677)
CHECKS ISSUED DURING AUGUST                                                   924,012
CHECKS CLEARED DURING AUGUST                                               (1,287,803)Excludes $ 100,450 of Putnam Ach's.
                                                                          -----------
OUTSTANDING CHECKS AS OF AUGUST 31 (SEE OUTSTANDING CHECKLIST)            $    27,032
                                                                          ===========

TOOL PRODUCTS, INC. (MINNEAPOLIS)                             CASE NO. 04-67610
CASH DISBURSEMENTS
AUGUST 2005

                  VENDOR                                                                            TOTAL DISBURSEMENTS
------------------------------------------                                                          -------------------
ABRASIVE SPECIALISTS                                                                                $          2,473.46
ACCOUNTEMPS                                                                                                     4757.98
Ace Insurance                                                                                                   3106.07
ADAMS NUT & BOLT COMPANY                                                                                         367.34
ADAMS PEST CONTROL INC                                                                                            68.75
ADVANTAGE ENG.                                                                                                    385.6
AIR ENGINEERING & SUPPLY                                                                                            351
AIR POWER EQUIPMENT CORP                                                                                        1433.22
AIRPORT & AIRLINE TAXI-CAB                                                                                         66.5
ALLIED WASTE SERVIES #899                                                                                        702.92
ARDENT PARTNERS                                                                                                  305.66
ARROW CRYOGENICS                                                                                               48620.59
ASI DATAMYTE, INC.                                                                                                303.9
ASSOCIATED BAG COMPANY                                                                                            912.4
AT&T                                                                                                             147.12
AUTOMATION INC                                                                                                   725.36
AVTEC FINISHING SYSTEMS,INC.                                                                                     423.28
BEAR ROCK CAFE                                                                                                    95.09
BOHLER UDDEHOLM CORP.                                                                                           4419.88
BOYER FORD                                                                                                       854.96
BRAAS COMPANY                                                                                                     41.85
BRACH MACHINE INC                                                                                               1749.89
BRUMUND FOUNDRY INC.                                                                                                240
BUHLER INC                                                                                                     40211.05
C C DAY COMPANY                                                                                                  614.77
CADD/ENGINEERING SUPPLY, INC.                                                                                    152.19
CAROLYN HARMS                                                                                                     35.45
CENTENNIAL CARBIDE                                                                                                64.23
CENTERPOINT ENERGY MARKETING                                                                                   44016.56
CENTRAL CONTAINER CORP                                                                                         22397.06
CHEM TREND LIMITED PARTNERSHIP                                                                                 23411.11
CINDY MANCUSO                                                                                                    608.52
CITY OF NEW HOPE                                                                                                7649.83
CMW                                                                                                            13513.57
CONCEPT MACHINE TOOL                                                                                              67.18
CORY MILLER                                                                                                      124.88
CROWLEY & ASSOCIATES                                                                                               8278
CROWN MARKING INC                                                                                                138.93
CULLIGAN METRO                                                                                                   557.62
D M E CORP                                                                                                      1837.82
DALBEC ROOFING                                                                                                   813.19
DECO TOOL SUPPLY COMPANY                                                                                        7750.81
DEPARTMENT OF SOCIAL SERVICES                                                                                    150.44
DIEMER ASSOCIATES INC                                                                                          14546.63
DOODY MECHANICAL SERVICE                                                                                        3157.93
DUNCAN COMPANY                                                                                                  1431.95
DWAYNE VOSS                                                                                                      193.17
DYNAMEX                                                                                                          484.21
E & E SPECIAL PRODUCTS                                                                                           228.77
ECO FINISHING                                                                                                  10512.32
EDM SALES & SUPPLIES                                                                                             1223.7
EDP ENGINEERING GROUP                                                                                           21348.4
EMPLOYERS ASSC.                                                                                                  782.58
ENERGY CONSERVATION CONSULTANT                                                                                      495
ENGINEERED PRODUCTS DIVIS                                                                                      33585.82
ENTEGEE/ADVANCE POSSIS                                                                                          4157.85
FAMILY SUPPORT PAYMENT CENTER                                                                                    202.16
FASTENAL COMPANY                                                                                                 4973.1
FED EX FREIGHT                                                                                                   501.01
FERRELLGAS                                                                                                      1229.44
FIREBRICK ENGINEERING                                                                                           1114.29
FOUR SEASONS FLORAL & GIFTS                                                                                      137.18
FRANCI AMES                                                                                                     1202.56
FREEDOM FINISHING                                                                                                 302.4
FRISBY P.M.C.                                                                                                  15026.49
GE CAPITAL FLEET SERVICES                                                                                       1517.55
GERARD DUNNE                                                                                                     109.32
GOPHER ELECTRONICS CO                                                                                              87.3

TOOL PRODUCTS, INC. (MINNEAPOLIS)                             CASE NO. 04-67610
CASH DISBURSEMENTS
AUGUST 2005

                  VENDOR                                                                            TOTAL DISBURSEMENTS
------------------------------------------                                                          -------------------
GRAYBAR ELECTRIC                                                                                                 153.88
HALES MACHINE TOOL                                                                                                122.5
HARTFIEL COMPANY                                                                                                 372.51
HEGMAN MACHINE TOOL INC                                                                                          926.99
HERITAGE AUTO BODY, INC.                                                                                            435
HEX GRAPHICS INC.                                                                                                210.34
HIGH CALIBER SERVICES                                                                                           9331.88
HILDRETH                                                                                                        1914.05
HILL INDUSTRIAL TOOLS                                                                                           1393.05
HOLIDAY CREDIT OFFICE                                                                                            972.79
HOSE/CONVEYORS INCORPORATED                                                                                      377.76
IBM CORP                                                                                                        3331.74
IKON FINANCIAL SERVICES                                                                                          283.45
IMPRINT ENTERPRISES                                                                                              231.66
INDUSTRIAL FLOOR MAINT                                                                                           792.36
INDUSTRIAL HYDRAULIC SERVICE                                                                                    3366.16
INDUSTRIAL SUPPLY COMPANY                                                                                         70.06
INSTITUTE OF BUS. PUBLICATIONS                                                                                      138
INTERNATIONAL SURFACE PREPARAT                                                                                    71.57
INTERNET INC.                                                                                                    323.79
IRON AGE PROTECTiVE CO                                                                                            75.95
J & W INSTRUMENTS, INC.                                                                                         1650.88
JAKE RHINES                                                                                                      3337.5
JAMES TROUT MACHINE                                                                                                1994
JANET OMERNIK                                                                                                    732.51
JEFF BRANDT                                                                                                      198.68
JEFF JOHNSON                                                                                                   12271.52
JESCO INDUSTRIAL SUPPLIES                                                                                         63.46
JOHN HENRY FOSTER CO                                                                                             914.45
JOHN PETERZEN                                                                                                     23.42
KENNETH ETZLER                                                                                                   241.61
KILLMER ELEC CO INC                                                                                             4321.66
KIRSTEN MULARKY                                                                                                     400
KODIAK ENGINEERING,INC                                                                                           1017.9
L & S ELECTRIC INC                                                                                              1419.22
LAKELAND ENG                                                                                                     720.31
LAKEVIEW POLISHING                                                                                                290.6
LARRY SCHWEBACH                                                                                                 1126.98
LAUREL LASHUAY                                                                                                     1500
LEEF BROS INC                                                                                                    7481.7
LOUIS HALLMARK                                                                                                    76.26
LUBE TECH                                                                                                       1339.19
LYN HELLAND                                                                                                     1541.55
MACHINE TOOL SUPPLY INC                                                                                          212.94
MAGNA-TECH                                                                                                      1864.16
MAKRITE PARTS                                                                                                    3330.6
MANPOWER                                                                                                        1017.75
MARDON CONTROL SYSTEMS, INC.                                                                                      81.99
MARILYN DAVIS                                                                                                     52.95
MARK JOHNSON                                                                                                     153.19
MARODI INC                                                                                                       249.37
MARS WP & RS                                                                                                     109.45
MARSHALL NELSON & ASSOC                                                                                          164.54
MARUDAS BUSINESS FORMS CO                                                                                        160.82
MATT HANKEN                                                                                                     1601.79
MATUSHAK LEON                                                                                                    339.78
MAZAK CORPORATION                                                                                               1149.95
MCMASTER CARR SUPPLY CO                                                                                         1576.51
Mercer                                                                                                              736
Mercer                                                                                                             1524
METAL MECHANICS, INC.                                                                                            145.97
METAL TREATERS INC                                                                                             14083.06
METALMATIC                                                                                                     34725.01
MICRO-WELD                                                                                                          764
MID STATE FABRICATING INC                                                                                        188.87
MIDWEST MACHINE TOOL                                                                                             668.58
MINN CHILD SUPPORT PAYMENT CTR                                                                                  9057.65
Minneapolis Payroll (Includes Disb By Corp)                                                                   912003.25
MINNESOTA DEPT OF REVENUE                                                                                        548.63

TOOL PRODUCTS, INC. (MINNEAPOLIS)                             CASE NO. 04-67610
CASH DISBURSEMENTS
AUGUST 2005

                  VENDOR                                                                            TOTAL DISBURSEMENTS
------------------------------------------                                                          -------------------
MINNESOTA GLOVE INC                                                                                               60.07
MO TECH CORP                                                                                                     1852.5
MW SERVICE                                                                                                      1025.17
NATIONAL SEMINARS GROUP                                                                                             179
NEW DIMENSION PLATING                                                                                           3808.28
NORANDA ALUMINUM                                                                                                      0
NORANDA ALUMINUM                                                                                                      0
NORMAN G JENSEN INC                                                                                                 380
NORTH SECOND STREET STEEL                                                                                        276.03
NORTHERN SANITARY SUPPLY                                                                                         179.77
NOVOTECHNIK U.S. INC                                                                                            2482.65
OCCUPATIONAL MEDICINE                                                                                            2137.5
OSI ENVIRONMENTAL                                                                                              15815.23
OTHER ONE                                                                                                        778.91
P & H SERVICES INC.                                                                                              976.24
P F C EQUIPMENT                                                                                                  681.06
PAM'S POLISHING                                                                                                    8180
PARK NICOLLET MEDICAL CTR                                                                                           421
PAUL KARNOWSKI                                                                                                    58.69
PERSONNEL RESEARCH SERVICES                                                                                         449
PINE BEND LANDFILL                                                                                                64.95
PINNACLE ENGINEERING                                                                                               3420
PIONEER METAL FINISHING                                                                                        10065.06
PIRTEK PLYMOUTH                                                                                                  699.99
POSTAGE BY PHONE                                                                                                2451.37
POWDER TECH                                                                                                     1419.84
POWER/MATION DIVISION                                                                                            774.22
PRECISION POLISHING                                                                                                3458
PRECISION SAW                                                                                                     338.7
PRO STAFF                                                                                                       3476.97
PROCESS MEASURMENT                                                                                               777.78
PRODUCT ACTION INT.                                                                                             1139.25
PRODUCTIVITY INC                                                                                                2304.91
PRODUCTIVITY QUALITY INC                                                                                         136.02
PROGRESSIVE BUSINESS PUBLIC.                                                                                        253
PROGRESSIVE COMPONENTS                                                                                            817.5
PROGRESSIVE ENGINEERING TECH                                                                                     4038.7
PROLIFT SERVICES (USE V-1275)                                                                                    825.78
Provident Life                                                                                                    67.47
QUAD STEEL                                                                                                         2250
QUEST ENGINEERING INC                                                                                           1404.57
QUICKWAY RIGGING AND                                                                                            8293.19
RAMCO PRODUCTS INC.                                                                                              490.97
RAY DAY                                                                                                          949.15
RELIASTAR BANKERS                                                                                               1339.32
RELIASTAR LIFE INSURANCE CO.                                                                                    5471.96
REPLENEX (A-1 CUTTING TOOLS)                                                                                     605.75
RICE INDUSTRIES                                                                                                  5020.9
RICK KRAMBER                                                                                                      29.75
RIMROCK CORP                                                                                                    3807.27
ROTO ROOTER                                                                                                       333.5
RYER FOOD                                                                                                        2494.4
S & T OFFICE PRODUCTS INC                                                                                       1353.17
SEMCO INC                                                                                                        496.89
SHAD NELSON                                                                                                     1907.29
SIR SPEEDY                                                                                                        69.43
SKARNES INC                                                                                                       60.61
SPECTRO ALLOYS CORP                                                                                           594807.24
SPECTRUM INDUSTRIES                                                                                            21891.49
SPHERION                                                                                                      162205.71
SPRAY RITE INC                                                                                                        0
SPRAY RITE INC                                                                                                 85807.74
STAR TRIBUNE                                                                                                    6799.25
STEVE COREY                                                                                                       39.62
STORK-TWIN CITY TESTING CORP                                                                                     215.28
STREET FLEET                                                                                                      22.68
SUB-MEX                                                                                                        62940.44
TEMPLE-INLAND                                                                                                    9357.9
THE BRADLEY GROUP                                                                                                   693

TOOL PRODUCTS, INC. (MINNEAPOLIS)                             CASE NO. 04-67610
CASH DISBURSEMENTS
AUGUST 2005

                  VENDOR                                                                            TOTAL DISBURSEMENTS
------------------------------------------                                                          -------------------
TILSNER CARTON CO.                                                                                              7596.15
TOLL COMPANY                                                                                                     1788.4
TOOLING ASSOCIATES                                                                                               919.76
TOOLING SCIENCE/C&D TOOL INC.                                                                                      1485
TOSHIBA MACHINE COMPANY                                                                                          587.88
Toyota Tushu                                                                                                      44850
TOYOTA-LIFT OF MINNESOTA                                                                                          33.15
TPC WIRE AND CABLE                                                                                               305.77
TPS INTERNATIONAL                                                                                                 771.7
TRANS-MAN LOGISTICS, INC.                                                                                      74962.99
TRU-TONE FINISHING                                                                                                 3996
TULL BEARINGS CO                                                                                                  607.5
TWIN CITY OPTICAL CO., INC.                                                                                      355.13
TYCO                                                                                                             118.19
UNION WELDING MACHINE CO                                                                                        2741.21
UNITED ELECTRIC CORP                                                                                            9766.33
UNITED STATES TREASURY                                                                                           400.87
UNITED STATES TREASURY                                                                                              200
UNUM LIFE INS. CO. OF AMERICA                                                                                   8756.93
UNUM LIFE INS. CO. OF AMERICA                                                                                    1248.8
USF HOLLAND INC.                                                                                                      0
VEKTEK INC                                                                                                        89.46
VERIZON WIRELESS                                                                                                 364.69
VERSA IRON & MACHINE                                                                                                946
VIKING AUTOMATIC SPRINKLER CO                                                                                       631
VRS MARKING                                                                                                       70.35
W W GRAINGER INC                                                                                                 655.73
WALTER HAMMOND CO                                                                                                237.85
WESTERN CONTAINER CO.                                                                                             234.3
WESTMAN SERVICE                                                                                                  407.37
WEYERHAEUSER                                                                                                         40
WIRE WORX                                                                                                          1510
WISCONSIN SCTF                                                                                                      202
                                                                                                    -------------------

                                                                                                    $      2,641,876.45

TOOL PRODUCTS, INC.
CASE NO. 04-67610
AT 8/31/05

MINNEAPOLIS - BANK RECONCILIATION

Bank Balance                                                               -

Actual Outstanding Checks                                        $ 27,031.77

Unadjusted GL Balance                                              27,031.77
                                                                 -----------

Difference                                                       $         -
                                                                 ===========

TOOL PRODUCTS, INC.
CASE NO. 04-67610
MINNEAPOLIS
OUTSTANDING CHECK LIST
CASE NO. 04-67610

   DATE               CHECK              OUTSTANDING
5/26/05              500923                  192.32
 6/3/05              501115                   96.29
6/15/05              501251                  427.70
6/20/05              501360                  400.00
6/28/05              501492                    6.79
7/14/05              501727                  109.32
7/14/05              501728                  188.10
7/14/05              501777                   20.00
7/21/05              501893                   19.01
7/28/05              501994                  178.00
 8/4/05              502140                  153.19
8/11/05              502259                1,248.24
8/11/05              502282                   29.87
8/11/05              502304                  490.97
8/16/05              502338                  546.60
8/16/05              502339                  731.90
8/17/05              502343                  699.99
8/18/05              502378                1,541.55
8/18/05              502401                   61.77
8/18/05              502406                   35.32
8/22/05              502439                  164.54
8/22/05              502440                  237.85
8/23/05              502442                   71.57
8/23/05              502445                   72.00
8/25/05              502447                1,316.90
8/25/05              502452                  147.12
8/25/05              502457                   67.18
8/25/05              502462                   37.61
8/25/05              502472                  732.51
8/25/05              502476                  339.78
8/25/05              502478                   55.00
8/25/05              502486                2,451.37
8/25/05              502497                  919.76
8/25/05              502501                  100.87
8/25/05              502502                   50.00
8/25/05              502503                8,756.93
8/25/05              502504                1,248.80
8/25/05              502505                  364.69
8/26/05              502507                   98.60
8/26/05              502509                1,837.82
8/26/05              502512                  452.57
8/31/05              502514                  331.37

                                          27,031.77

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                         Period Ending: AUGUST 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: TOOL PRODUCTS, INC.         Capacity:   ________        Shareholder
      Case Number: 04-67610                   ________        Officer
                                              ________        Director
                                              ________        Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                    Weekly              or                   Monthly

                                              _______                                  _______

CURRENT BENEFITS PAID:                        Weekly              or                   Monthly

                     Health Insurance         _______                                  _______

                     Life Insurance           _______                                  _______

                     Retirement               _______                                  _______

                     Company Vehicle          _______                                  _______

                     Entertainment            _______                                  _______

                     Travel                   _______                                  _______

                     Other Benefits           _______                                  _______

                     Total Benefits           _______                                  _______

CURRENT OTHER BENEFITS PAID:                  Weekly              or                   Monthly

                     Rent Paid                _______                                  _______

                     Loans                    _______                                  _______

                     Other (Describe)         _______                                  _______

                     Other (Describe)         _______                                  _______

                     Other (Describe)         _______                                  _______

                     Total Other Payments     _______                                  _______

CURRENT TOTAL OF ALL PAYMENTS:                Weekly              or                   Monthly

                                              _______                                  $     0

Dated: SEPTEMBER 23, 2005              ________________________________________
                                       PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                             Tool Products, Inc.
                                                           Case Number: 04-67610

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE                                      CARRIER                                 POLICY PERIOD
--------------------                                --------------                           ------------------
Property                                            Lloyds                                   11/1/04-11/1/05
Boiler/Machine                                      Hartford                                 11/1/04-11/1/05
Cargo                                               Fireman's Fund                           11/1/04-11/1/05
Truck Cargo                                         Fireman's Fund                           11/1/04-11/1/05

Aviation                                            USAIG                                    11/1/04-11/1/05

Fiduciary                                           St. Paul                                 11/1/04-11/1/05

Primary D&O                                         St. Paul                                 11/1/04-11/1/05
Excess D&O                                          Chubb                                    11/1/04-11/1/05
Excess D&O                                          Platte River                             11/1/04-11/1/05

Crime                                               AIG                                      12/1/04-12/1/05

General Liability                                   ACE                                      12/22/04-12/22/05
Umbrella                                            National Union                           12/22/04-12/22/05

Workers' Comp                                       ACE                                      12/22/04-6/22/05
                                                                                             & 6/22/05-12/22/05

Excess Workers' Comp                                ACE                                      12/22/04-12/22/05

Auto                                                ACE                                      12/22/04-12/22/05

Foreign (DIC)                                       ACE                                      12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED AUGUST 31, 2005:

IN RE:                                    )
INTERMET CORPORATION, ET AL               )          CASE NO: 04-67614
                                          )          Chapter 11
                                          )          Judge: Marci B. McIvor
WAGNER CASTINGS CO.                       )
                      Debtor              )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         [X]        Operating Statement              (Form 2)

         [X]        Balance Sheet                    (Form 3)

         [X]        Summary of Operations            (Form 4)

         [X]        Monthly Cash Statement           (Form 5)

         [X]        Statement of Compensation        (Form 6)

         [X]        Schedule of In-Force Insurance   (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                 YES [X] NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                 YES [X] NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                 YES [X] NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current.

                                 YES [X] NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                 YES [X] NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: SEPTEMBER 23, 2005             /s/ Robert E. Belts
                                      ------------------------------------------
                                      Debtor In Possession

                                      Chief Financial Officer    (248) 952-2500
                                      ------------------------   --------------
                                      Title                      Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 8-31-05
($000's)

Intermet Corporation Consolidated

                                                CASE #04-67614
                                                    WAGNER
                                                   CASTINGS
                                        ----------------------------------
                                        Current Month   Total Since Filing
                                        -------------   ------------------
 Net Sales                                   5,167             56,106

Cost of Goods Sold
Materials and Freight                          430             10,354
Wages - Hourly                                 731              7,902
Wages-Salary                                   291              3,746
Employee Benefits and Pension                  963             12,627
 Repairs & Maintenance                          27              2,387
Supplies                                       310              3,086
Utilities                                      115              4,167
Purchased Components/Services                  816              8,448
Income(loss) from Pattern Sales                 (6)               (91)
 Fixed Asset - (gain/loss)                       -                  -
 MIS Expense                                    55                491
 Travel & Entertainment                          3                 31
 Other Variable Costs                          339                822
 Depreciation & Amortization                   168              2,370
 Other Allocated Fixed Costs                     -                 (5)
 Other Fixed Costs                              81              1,686
                                           -------            -------
Cost of Goods Sold                           4,323             58,021

Gross Profit                                   844             (1,915)

Plant SG&A Expense                              10                180
SG&A Expense - Allocation (Sched 1)            191              2,059
 Other Operating Expenses                    1,143              6,881
                                           -------            -------
 Total Operating Expenses                    1,344              9,120

 Operating Profit                             (500)           (11,035)

 Outside Interest Income                         -                  -
 Outside Interest (Expense)                      -                  -
 Intercompany Interest Income                    -                  -
 Intercompany Interest (Expense)              (121)            (1,086)
 Charges (From) Affiliates                       -                  -
 Charges To Affiliates                           -                  -
 Gain/(Loss) On Sales Of Assets                  -                 83
 Outside Dividend Income                         -                  -
 Foreign Exchange Gain/(Loss)                    -                  -
Income/Loss From European Operations             -                  -
 Other Income/(Expense)                          -                 (2)
                                           -------            -------
 Total Non-Operating Expenses                 (121)            (1,005)

 Income Before Income Taxes                   (621)           (12,040)

 Income Tax Expense                              -                  -

                                           -------            -------
 Net Income                                   (621)           (12,040)
                                           =======            =======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                    August
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                August
                                                -------
Officer Compensation                            $   189
Salary Expense other Employees                      949
Employee Benefits and Pension                       111
Payroll Taxes                                        53
Other Taxes                                           9
Rent and Lease Expense                              191
Interest Expense
Insurance                                            54
Automobile and Truck Expense                         10
Utilities(Gas Electric,Phone)                        42
Depreciation                                         87
Travel and Entertainment                             99
Repairs and Maintenance                              36
Advertising/Promotion                                 5
Supplies, Office Expense                             22

OTHER:
Contributions                                         0
Professional Fees - Audit/Tax                       350
Bank Fees                                            23
Public Reporting Fees                               (80)
Employee Relocation/Training                          1
Data Processing                                      15
Dues and Subscriptions                               12
Outside Services                                    156
Project Development Costs net of Billings            21
Director Fees                                        25
Miscellaneous                                         2
Legal Fees                                            0
Cost Allocation - Europe                            (78)
Cost Allocation - Out                              (186)
                                                -------
                                                $ 2,118
                                                =======

Allocation:

Wagner Castings                                     191
Northern Castings                                    51
Ironton Iron                                          0
Lynchburg Foundry                                   193
Columbus Foundry                                    313
Wagner Havana                                         0
Intermet U.S. Holdings                              261
Cast-Matic Corp.                                     82
Diversified Diemakers                               257
Ganton Technologies                                 168
Tool Products                                       137
Corporate                                           465
                                                -------
Total                                           $ 2,118
                                                =======

Intermet Corp. and Subsidiaries
Balance Sheet as of 08-31-05
($000's)

                                               CASE #04-67614
                                               --------------
                                                   WAGNER
                                                  CASTINGS
                                               --------------
 Cash And Equivalents                             $      1
 Accounts Receivable                                 7,340
 Short-Term Intercompany Receivables                     -
 Inventories                                         7,761
 Other Current Assets                                  115
                                                  --------
    TOTAL CURRENT ASSETS                            15,217

 Land and Buildings                                  2,412
  Machinery & Equipment                             57,427
  Construction In Progress                             782
                                                  --------
  Total Fixed Assets                                60,621
  Accumulated Depreciation                         (53,203)
                                                  --------
     NET FIXED ASSETS                                7,418

  Investment In Subsidiaries                             -
 Investment In European Operations                       -
  Long-Term Intercompany Receivables                     -
  Deferred Taxes, Long-Term Asset                        -
  Other Assets                                         122
                                                  --------

     TOTAL ASSETS                                 $ 22,757
                                                  ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
 Accounts Payable                                 $  1,198
 Wages and Salaries  (See schedule)                  2,116
 Taxes Payable - (See schedule)                        288
                                                  --------
   TOTAL POST PETITION LIABILITIES                   3,602

 SECURED LIABILITIES:
 SECURED DEBT                                            -

 PRE-PETITION LIABILITIES:
 Taxes and Other Priority Liabilities:
  Accrued Income Taxes                                   -
  Accrued Tax - State                                    -
  Accrued Property Taxes                                 -
  Accrued Workers Comp                               1,232
  Accrued Payroll                                       14
 Accrued Payroll Taxes                                   -
                                                  --------
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES          1,246

 UNSECURED LIABILITIES
 Accounts Payable                                    6,291
 Senior  & IDR Bonds                                     -
                                                  --------
 TOTAL UNSECURED LIABILITIES                         6,291

 OTHER LIABILITIES
 Accrued Liabilities                                   998
 Short-Term Intercompany Payables                       43

  Retirement Benefits                                  932
  Deferred Taxes - Long-Term Liability                   -
  Other Long-Term Liabilities                            -
  Long-Term Intercompany Payables                    4,940
  Minority Interest                                      -
                                                  --------
  TOTAL LIABILITIES                                 18,052

  Common Stock                                           -
  Capital In Excess Of Par Value                    17,027
 Retained Earnings - Prepetition                      (282)
 Retained Earnings - Post Petition                 (12,040)
 Equity In European Operations
  Accumulated Translation Adjustment                     -
  Minimum Pension Liability Adjustment                   -
  Unearned Restricted Stock                              -
                                                  --------
 TOTAL SHAREHOLDER EQUITY                            4,705
                                                  --------
  TOTAL LIABILITIES AND EQUITY                    $ 22,757
                                                  ========

PERIOD ENDED: 08-31-05    WAGNER CASTINGS COMPANY                 CASE #04-67614

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                           Balance                                                  Balance
                                            as of            Accrued /         Payments /            as of
                                           07-31-05          Withheld           Deposits           08-31-05
                                         -----------        -----------        -----------        -----------
Income tax withheld: Federal             ($   67,541)       ($  186,374)       $   118,837        ($  135,078)
Income tax withheld: State                         0            (31,016)            31,016                  0
Income tax withheld: Local                         0                  0                  0                  0
FICA Withheld                                 (2,043)          (165,036)           165,937             (1,142)
Employers FICA                               (14,004)                 0                  0            (14,004)
Unemployment Tax: Federal                         (5)              (107)                94                (18)
Unemployment Tax: State                         (408)            (2,310)             2,438               (280)
All Other Payroll W/H                         (5,368)           (86,278)            83,236             (8,411)

State Taxes: Inc./Sales/Use/Excise               (50)                50                 (0)                (0)
Property Taxes                               (37,458)           (40,846)            22,371            (55,934)

Workers Compensation                          58,540           (194,906)            63,847            (72,519)
                                         -----------        -----------        -----------        -----------

Total                                    ($   68,338)       ($  706,823)       $   487,775        ($  287,386)

Wages and Salaries                        (1,392,426)        (1,599,105)           875,237         (2,116,294)
                                         -----------        -----------        -----------        -----------

Grand Total                              ($1,460,763)       ($2,305,928)       $ 1,363,012        ($2,403,680)
                                         ===========        ===========        ===========        ===========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days                               Total          0-30 Days       30-60 Days      Over 60 Days
Accounts Payable - Post Petition       $1,197,611       $1,197,611       $        0       $        0
Accounts Receivable -Pre & Post        $9,083,800       $6,015,870       $  373,394       $2,694,535

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:                                   MONTHLY CASH STATEMENT
MONTH ENDED 8/31/2005

                                 CASE # 04-67614
                            WAGNER CASTINGS (DECATUR)

                          ACCOUNT TYPE                            DEPOSIT          AP            PR (HOURLY)    PR (SALARY)
                           ACCOUNT #                             5401086433     2770716518       2770716500     2770716666
                              BANK                               Stan. Fed.     Stan. Fed.       Stan. Fed.     Stan. Fed.
BEGINNING BANK BALANCE                                                     -              -              -                -
RECEIPTS                                                           4,349,066              0              -                -
TRANSFERS IN (CORPORATE)                                                   -      1,924,460        232,875           10,523
DISBURSEMENTS                                                              -     (1,924,460)      (232,875)         (10,523)
TRANSFERS OUT (CORPORATE)                                         (4,349,066)             -              -                -
                                                                 -----------   ------------       --------      -----------
ENDING BANK BALANCE                                                        -              -              -                -

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                            1,484,004
CHECKS ISSUED                                                                    1,865,265
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                           1,006,055
CORPORATE DEBIT MEMOS                                                               49,782
                                                                               -----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                   $ 4,405,106
                                                                               ===========

OUTSTANDING CHECKS AS OF JULY 31                                                   360,244
VOIDED CHECKS OUTSTANDING AS OF JULY 31                                             (3,364)
CHECKS ISSUED DURING AUGUST                                                      1,865,265
CHECKS CLEARED DURING AUGUST                                                    (1,924,460)
                                                                               -----------
OUTSTANDING CHECKS AS OF AUGUST 31 (SEE OUTSTANDING CHECKLIST)                 $   297,685
                                                                               ===========

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
AUGUST 2005

VENDOR                                      TOTAL DISBURSEMENTS
------                                      -------------------
ABB INC                                       $    2,704.00
ACCOUNTEMPS                                       11,165.37
ACCU-SORT INC                                        960.00
ADA JACKSON                                          440.00
ADECCO                                             9,435.60
AETNA US HEALTHCARE                               17,969.70
AIR LIQUIED INDUSTRIAL US LP                       9,109.57
ALLIED ELECTRONICS INC                               155.53
AMERENIP                                         388,863.42
ARAMARK UNIFORM SERVICES INC                       1,585.96
ARCH WIRELESS                                        866.51
ARCHIE JOHNSON                                       440.00
ARTHUR G BYRNE CO INC                                921.94
AT&T                                                  52.34
BARR & BARR                                          181.90
BEARING DISTRIBUTORS INC                           4,725.61
BENTONITE PERFORMANCE MINERALS                    91,000.00
BETTY HAMILTON                                       440.00
BILLY SHINGLETON AND                               4,909.87
BKD LLP                                            8,500.00
BLACK & CO #11                                     4,841.50
BODINE ELECTRIC OF DECATUR                           458.80
BODINE ENVIRONMENTAL SERVICE                       1,072.40
BOULEVARD PROPERTIES LLC                             856.25
BOWMAN HEINTZ BOSCIA & VICIAN                         82.37
BROWN HAWKINS BASOLA MATTING                         206.82
Bruechert, Paul                                       37.13
BUEL COLE                                            440.00
BUSCHE ENTERPRISE DIVN INC                       271,102.81
C A PICARD SURFACE ENG INC                         1,942.50
C C FIRE EQUIPMENT CO INC                          2,287.30
CABS R US INC                                         18.00
CANFIELD & JOSEPH INC                              4,395.47
CATTRON THEIMEG INC                               (2,308.10)
CC METALS AND ALLOYS INC                          21,605.81
CENT IL SURGERY CENTER                             3,234.70
CENTRAL IL P T PROFESSIONALS                         337.37
CHAMPION CHISEL WORKS INC                          1,247.88
CHARLES BEDFORD OD/DEC EYECARE                       168.02
CHARLES GRAVES                                    10,000.00
CHRIS INCORPORATED                                 1,000.00
CHRISTY-FOLTZ INC                                  3,128.61
CITY OF DECATUR                                   18,814.52
CLIMATE CONTROL                                   53,999.44
COLUMBUS MCKINNON CORP                               956.00
CONNOR CO                                            217.67
CONTINENTAL CARBONIC PROD INC                        473.72
CONWAY CENTRAL EXPRESS                               260.01
COUGAR INDUSTRIES INC                              2,709.16
CRI RECYCLING                                        582.00
D WAYNE COLLINS                                      420.00
DALE'S SOUTHLAKE PHARMACY                             27.96
DAMON LEE                                            440.00
DAUBER COMPANY                                    29,592.00
DAVID RIGHTNOWAR                                     440.00
DE LAGE LANDEN FIN SERVICES                        1,965.00
DECATUR AMBULANCE SERVICE                            362.00
DECATUR BOLT CO INC                                    8.43
DECATUR EMERG MEDICAL SERV                           294.00
DECATUR INDUSTRIAL ELECTRIC                          339.11
DECATUR MDICAL DENTAL CR UNION                       340.45
DECATUR MEMORIAL HOSPITAL                          4,459.96
Decatur Payroll (Includes Disb By Corp)        1,006,055.13
DECATUR RADIOLOGY PHYS SC                            466.00
DICKEY-JOHN NATIONAL SERVICE C                     1,050.00
DISA INDUSTRIES INC                               15,128.50
DMH MEDICAL EQUIPMENT                                 23.00
DONNELLY AUTOMOTIVE MACH INC                         448.76

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
AUGUST 2005

VENDOR                                      TOTAL DISBURSEMENTS
------                                      -------------------
DYNAMIC AIR INC                                      985.67
ELKEM METALS INC                                 136,600.50
ENBRIDGE GAS SERVICES                             29,509.05
ENGLEWOOD ELECTRIC                                 1,271.15
FAIRMONT MINERALS                                  5,741.25
FAMILY SUPPORT PAYMENT CENTER                        371.35
FANNIE DAVIS                                       1,016.22
FIVE MORRS                                           121.45
FOSECO INC                                         6,069.48
FRANK REED                                           440.00
FRISBY PMC                                       213,469.90
G E CAPITAL                                        2,017.49
G G BARNETT TRANSPORT INC                          1,687.03
G S ROBINS & CO                                      363.20
GE CAPITAL                                           642.02
GE INSPECTION TECHNOLOGIES                         2,448.44
GERDAU AMERISTEEL                                    747.60
GLENN ZILLS                                          640.00
GRAINGER INC                                         502.46
GREGG OLDFIELD                                       286.32
GULLY TRANSPORTATION                               6,675.02
HA INTERNATIONAL LLC                              19,017.24
HAGERTY BROTHERS CO                                4,017.21
HARBOR FREIGHT TOOLS                                 279.12
HARRY BOND                                           440.00
HARRY E HILLS & ASSOC                              5,120.45
HASLER INC                                           210.00
HAWTHORN IND/JAMES J MAY                             292.25
HICKMAN WILLIAMS & CO                              3,180.00
HILLS SPORTS MEDICINE                              2,760.00
HOLTGRIEVE & CO                                    6,173.69
HTE TECH                                             231.00
IL INDUSTRIAL COMMISSION                           1,130.14
ILL STUDENT ASSISTANCE COMM                          201.36
ILLINOIS DEPT OF REVENUE                              63.00
ILLINOIS ENVIRONMENTAL                               500.00
INDUSTRIAL PROCESS EQUIPMENT                         353.97
INSIGHT                                               30.00
INSTRON CORPORATION                                1,985.00
INTERNAL REVENUE SERVICE                             487.50
IVORY CURRY                                          440.00
J C JELKS                                            440.00
J W ASSOCIATES INC                                   108.68
J.D. FINLEY                                          440.00
JAMES GAVIN                                          440.00
JAMES GREEN                                          440.00
JAMES JONES                                          836.45
JAMES REED                                           440.00
JEFF COCHRAN                                       1,099.58
JER INDUSTRIAL SERVICES LLC                          778.35
JERRY SHERWOOD                                       440.00
Jesse White Sec of State                             150.00
JMS HAND ASSOCIATES S.C                            3,251.00
JOHN BAKER                                           800.00
JOHN C KEFALAS MDSC                                  172.80
JOHN H GERMERAAD - TRUSTEE                         2,666.25
JOHN HENRY FOSTER CO                                 622.30
JOHN MULLINS AND                                   3,169.23
KANSAS PAYMENT CENTER                                346.15
KENNETH E PRATT AND                               10,000.00
KENT RUDBECK                                         300.00
KING-LAR CO                                        4,587.49
KIRBY RISK CORP                                      526.44
L & N INDUSTRIES INC                               2,867.48
LAND OF LINCOLN CREDIT UNION                      56,379.41
LARPEN METALLURGICAL SERVICE                      34,567.13
LARRY BONNELL                                        440.00
LARRY HAYES                                          440.00
LARRY TURPIN AND                                   5,000.00

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
AUGUST 2005

          VENDOR               TOTAL DISBURSEMENTS
-----------------------------  -------------------
LEVOY REED                             440.00
LINCO REFRACTORY SUPPLY INC          2,102.40
LOAN COMPANY                           304.42
LOCAL #6-728 PACE                    5,512.60
LOUIS THOMAS                           440.00
LYNN ZASADA                            440.00
M H EQUIPMENT                           51.14
M H EQUIPMENT CORP                     809.59
MAC EQUIPMENT INC                      719.77
MACIOROWSKI SACKMANN & ULRICH       18,855.95
MACK MOORE SHOE CO INC                 100.01
MACON COUNTY COLLECTOR              22,370.62
MADISON GLENN                           97.19
MARSHALL F BRUSTEIN                     75.00
MARTIN BROS CONTAINER &             15,393.60
MARTIN BRUMETT                       7,012.47
MARVIN BRANDT                          440.00
MARVIN KELLER TRUCKING                 400.00
Mercer                              13,149.00
Mercer                              19,721.00
Mercer                              16,591.00
METOKOTE CORP                       28,093.61
MICRO TEK PATTERN INC               13,500.00
MIDWEST CREDIT & COLLECTION          1,236.85
MORGAN DISTRIBUTING INC              4,923.55
MORGAN EXPRESS INC                  52,145.36
MOTION INDUSTRIES INC                1,147.52
NATIONAL CITY BANK                  18,168.63
NATIONAL CITY BANK OF MI/IL          2,000.00
NEAL TIRE & BATTERY                    360.27
NOBLE SALES INC                      2,034.99
NORFOLK SOUTHERN RAILWAY CO            930.00
OHMART INT. DIV OF OHMART VEGA       2,977.32
OMNISOURCE FT WAYNE FERR DIV       979,801.68
ONYX WASTE SERVICES MIDWEST         42,787.24
PEERLESS METAL POWDERS              30,096.00
PERFECT WINDOW CLEANERS              2,929.77
PERFECTION SERVO HYDRAULIC             284.00
PETTY CASH                             444.85
PHILLIP DANNEWITZ                      440.00
PRAIRIE IDEALEASE                    1,449.18
PRIMETRADE                         171,080.02
Provident Life                          81.25
QUALITY TEAM 1                       4,325.70
RADIOLOGICAL ASN OF DECATUR             34.00
RECORD COPY SERVICES                    79.75
REFRACTORY SALES & SRV CO INC        6,448.00
REGIONS MORGAN KEEGAN TRUST          5,300.00
RENEE HADDEN                           300.00
RENTAL SERVICE CORP                  1,366.80
RICHARD COLE                           440.00
RICK WALLACE                         1,012.15
ROBERTS SINTO CORP                   1,142.85
ROGER L ECHELMEIER CO                   51.00
ROLAND MABRY                           440.00
RYAN EQUIPMENT & SUPPLY                173.90
S J SMITH WELDING SUPPLY            32,749.22
SAFETY-KLEEN CORP                   58,308.02
SAFEWORKS                               75.90
SAFEWORKS-IL OF COLES COUNTY           515.60
SBC                                  1,468.45
SBC GLOBAL SERVICES INC              1,998.20
SCHMOLDT & DANIELS MASONARY          4,621.00
SEBENS CONCRETE PRODUCTS INC            35.00
SECURITAS SEC SVCS USA INC          10,027.85
SHERRI GRIMES                        2,600.10
SIMPSON TECHNOLOGIES                   256.00
SPRINGFIELD ELECTRIC                 8,764.18
STAR CATERING                        7,406.00

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
AUGUST 2005

          VENDOR               TOTAL DISBURSEMENTS
-----------------------------  -------------------
STERICYCLE INC                         115.33
STONE CONTAINER CORP                31,532.05
STRIGLOS OFFICE EQUIPMENT            1,392.93
STUART BAKER MD                         71.25
SUNBELT RENTALS                      4,231.50
T/CCI MANUFACTURING LLC             12,031.00
TEAM COOPERHEAT MQS                  3,120.00
TENNECO AUTOMOTIVE                   3,616.54
THOMAS H BOWDRE                        440.00
TORUS MACHINING                     23,809.52
TRACY CAUSEY                            71.57
TRANSMAN                            31,618.12
TYCO VALVES AND CONTROLS               648.24
TYDUS GREEN                            440.00
U S DEPARTMENT OF EDUCATION            349.23
U S HARDWOOD PRODUCTS               15,792.32
UNITED WAY OF DEC & MID-IL             991.00
VERIZON WIRELESS                       878.93
VESUVIUS USA                         9,216.00
WALGREENS TREASURE DEPARTMENT           47.58
WALZ EQUIPMENT                       4,124.85
WARD NORTH AMERICA INC               3,196.00
WATTS COPY SYSTEMS INC               2,288.11
WHEELABRATOR                           699.50
WI SCTF                                480.00
WILLIAM A KIBBE & ASSOC INC          1,755.00
WILLIAM WALKER                         440.00
WINGATE INN                          2,167.99
WORKING RX                              46.93
WORKING RX                              41.81
WORKSAFE ILLINOIS                      100.00
X-R-I TESTING DIV                    6,504.00
ZEP MFG CO                             249.19
                               --------------

                               $ 4,405,106.06

DECATUR
CASE # 04-67614
AT 8/31/05

DECATUR - BANK RECONCILIATION

Bank Balance                                   $        -

Actual Outstanding Checks                      297,685.23
Actual Outstanding Payroll Checks               52,983.48
Misc Reconciling Items Adjusted in September.     (152.60)
                                               ----------
                                               350,516.11

Unadjusted GL Balance                          350,516.11
                                               ----------

Difference                                     $        -
                                               ==========

DECATUR
OUTSTANDING CHECKS
CASE # 04-67614

  DATE      CHECK    OUTSTANDING
12/2/04    116677       6,798.97
 2/3/05    118066         187.28
1/31/05    119539       3,128.97
 6/3/05    121363          41.06
 7/5/05    121973       5,514.22
 8/5/05    122561         921.60
 8/8/05    122629       5,000.00
8/12/05    122703       4,136.40
8/19/05    122801         782.46
8/19/05    122811       1,123.78
8/19/05    122816         108.68
8/19/05    122824       1,366.80
8/22/05    122840         575.12
8/24/05    122861         165.42
8/24/05    122863         622.20
8/24/05    122864         250.00
8/24/05    122875       1,064.22
8/24/05    122879         756.68
8/24/05    122883         127.51
8/24/05    122886         555.97
8/24/05    122890       3,949.44
8/24/05    122904         648.24
8/24/05    122909         100.00
8/26/05    122930       4,477.50
8/26/05    122932         563.25
8/26/05    122933         747.60
8/26/05    122934          53.86
8/26/05    122935         259.45
8/26/05    122937         507.01
8/26/05    122938         367.50
8/26/05    122940         671.41
8/26/05    122946         639.25
8/26/05    122950       3,120.00
8/29/05    122964       1,983.52
8/29/05    122965         960.00
8/29/05    122966       4,377.60
8/29/05    122967       2,788.31
8/29/05    122968         508.80
8/29/05    122969         555.68
8/29/05    122970       1,942.50
8/29/05    122971       2,000.00
8/29/05    122972         250.00
8/29/05    122973      18,814.52
8/29/05    122974         590.00
8/29/05    122978       2,017.49
8/29/05    122979       1,985.00
8/29/05    122982      15,393.60
8/29/05    122984       2,977.32
8/29/05    122986       4,325.70
8/29/05    122987         262.33
8/29/05    122988       4,621.00
8/29/05    122990       5,851.41
8/29/05    122992       9,534.00
8/29/05    122993       4,664.88
8/29/05    122994      30,514.02
8/29/05    122995      54,898.27
8/31/05    123002         234.08
8/31/05    123003         366.59
8/31/05    123004         562.80
8/31/05    123005          23.00
8/31/05    123006         168.81
8/31/05    123007       1,037.26
8/31/05    123009          73.27
8/31/05    123010         338.74
8/31/05    123013      22,123.81
8/31/05    123014         363.20
8/31/05    123017         396.80
8/31/05    123018       1,060.00
8/31/05    123019         181.00
8/31/05    123020         231.00
8/31/05    123021         500.00
8/31/05    123022         167.29
8/31/05    123023          69.23
8/31/05    123024         556.27
8/31/05    123025      11,928.08
8/31/05    123026       7,980.00
8/31/05    123027       2,102.40
8/31/05    123030      11,096.69
8/31/05    123031       4,447.98
8/31/05    123032         103.56
8/31/05    123034         974.97
8/31/05    123035         100.00
8/31/05    123036          51.00
8/31/05    123037         981.98
8/31/05    123038       1,410.43
8/31/05    123039       4,066.00
8/31/05    123040       2,497.00
8/31/05    123041          95.00
8/31/05    123042         249.19

                      297,685.23

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                         Period Ending: AUGUST 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: WAGNER CASTINGS CO.              Capacity:      ___        Shareholder
      Case Number: 04-67614                           ___        Officer
                                                      ___        Director
                                                      ___        Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:         Weekly     or     Monthly

                                   _______           _______

CURRENT BENEFITS PAID:             Weekly     or     Monthly

            Health Insurance       _______           _______

            Life Insurance         _______           _______

            Retirement             _______           _______

            Company Vehicle        _______           _______

            Entertainment          _______           _______

            Travel                 _______           _______

            Other Benefits         _______           _______

            Total Benefits         _______           _______

CURRENT OTHER BENEFITS PAID:       Weekly     or     Monthly

            Rent Paid              _______           _______

            Loans                  _______           _______

            Other (Describe)       _______           _______

            Other (Describe)       _______           _______

            Other (Describe)       _______           _______

            Total Other Payments   _______           _______

CURRENT TOTAL OF ALL PAYMENTS:     Weekly     or     Monthly

                                   _______           $0

Dated: SEPTEMBER 23, 2005               ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                             Wagner Castings Co.
                                                           Case Number: 04-67614

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE         CARRIER          POLICY PERIOD
--------------------   --------------   ------------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
                                        & 6/22/05-12/22/05

Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED AUGUST 31, 2005:

IN RE:                                  )
INTERMET CORPORATION, ET AL             )     CASE NO: 04-67611
                                        )     Chapter 11
                                        )     Judge: Marci B. McIvor
WAGNER HAVANA, INC.                     )
                           Debtor       )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      [X]    Operating Statement                     (Form 2)

      [X]    Balance Sheet                           (Form 3)

      [X]    Summary of Operations                   (Form 4)

      [X]    Monthly Cash Statement                  (Form 5)

      [X]    Statement of Compensation               (Form 6)

      [X]    Schedule of In-Force Insurance          (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)
                                                                  YES [X] NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach written explanation)
                                                                  YES [X] NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)
                                                                  YES [X] NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current
                                                                  YES [X] NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)
                                                                  YES [X] NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: SEPTEMBER 23, 2005              /s/ Robert E. Belts
                                       --------------------
                                       Debtor In Possession

                                       Chief Financial Officer   (248) 952-2500
                                       -----------------------   --------------
                                       Title                     Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 8-31-05
($000's)

                                                   CASE #04-67611
                                                      WAGNER
                                                      HAVANA
                                         --------------------------------------
                                         Current Month       Total Since Filing
                                         -------------       ------------------
 Net Sales                                           -                        -

Cost of Goods Sold
Materials and Freight                                -                        -
Wages - Hourly                                       -                        -
Wages-Salary                                         -                        -
Employee Benefits and Pension                       33                      535
 Repairs & Maintenance                               -                        -
Supplies                                             -                       50
Utilities                                           10                       63
Purchased Components/Services                        -                       (1)
Income(loss) from Pattern Sales                      -                        -
 Fixed Asset - (gain/loss)                           -                        -
 MIS Expense                                         -                        1
 Travel & Entertainment                              -                        -
 Other Variable Costs                                1                       85
 Depreciation & Amortization                         -                        -
 Other Allocated Fixed Costs                         -                        -
 Other Fixed Costs                                  15                      222
                                                   ---                   ------
Cost of Goods Sold                                  59                      955

Gross Profit                                       (59)                    (955)

Plant SG&A Expense                                   -                        -
SG&A Expense - Allocation (Sched 1)                  -                        -
 Other Operating Expenses                            -                    4,895
                                                   ---                   ------
 Total Operating Expenses                            -                    4,895

 Operating Profit                                  (59)                  (5,850)

 Outside Interest Income                             -                        -
 Outside Interest (Expense)                          -                        -
 Intercompany Interest Income                        -                        -
 Intercompany Interest (Expense)                     -                       (5)
 Charges (From) Affiliates                           -                        -
 Charges To Affiliates                               -                        -
 Gain/(Loss) On Sales Of Assets                    188                      188
 Outside Dividend Income                             -                        -
 Foreign Exchange Gain/(Loss)                        -                        -
Income/Loss From European Operations                 -                        -
 Other Income/(Expense)                              -                      232
                                                   ---                   ------
 Total Non-Operating Expenses                      188                      415

 Income Before Income Taxes                        129                   (5,435)

 Income Tax Expense                                  -                        -
                                                                              -
                                                   ---                   ------
 Net Income                                        129                   (5,435)
                                                   ===                   ======

Intermet Corp and Subsidiaries                                       Schedule 1
Corporate Selling, General and Administrative Costs                      August
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                August
                                                -------
Officer Compensation                               $189
Salary Expense other Employees                      949
Employee Benefits and Pension                       111
Payroll Taxes                                        53
Other Taxes                                           9
Rent and Lease Expense                              191
Interest Expense
Insurance                                            54
Automobile and Truck Expense                         10
Utilities(Gas Electric,Phone)                        42
Depreciation                                         87
Travel and Entertainment                             99
Repairs and Maintenance                              36
Advertising/Promotion                                 5
Supplies, Office Expense                             22

OTHER:

Contributions                                         0
Professional Fees - Audit/Tax                       350
Bank Fees                                            23
Public Reporting Fees                               (80)
Employee Relocation/Training                          1
Data Processing                                      15
Dues and Subscriptions                               12
Outside Services                                    156
Project Development Costs net of Billings            21
Director Fees                                        25
Miscellaneous                                         2
Legal Fees                                            0
Cost Allocation - Europe                            (78)
Cost Allocation - Out                              (186)
                                                 ------
                                                 $2,118
                                                 ======

Allocation:

Wagner Castings                              191
Northern Castings                             51
Ironton Iron                                   0
Lynchburg Foundry                            193
Columbus Foundry                             313
Wagner Havana                                  0
Intermet U.S. Holdings                       261
Cast-Matic Corp.                              82
Diversified Diemakers                        257
Ganton Technologies                          168
Tool Products                                137
Corporate                                    465
                                          ------
Total                                     $2,118
                                          ======

Intermet Corp. and Subsidiries                    CASE #04-67611
Balance Sheet as of 08-31-05                          WAGNER
($000's)                                              HAVANA

 Cash And Equivalents                               $     -
 Accounts Receivable                                    710
 Short-Term Intercompany Receivables                      -
 Inventories                                            188
 Other Current Assets                                     -
                                                    -------
    TOTAL CURRENT ASSETS                                898

 Land and Buildings                                   1,217
  Machinery & Equipment                              10,298
  Construction In Progress                                -
                                                    -------
  Total Fixed Assets                                 11,515
  Accumulated Depreciation                           (9,661)
                                                    -------
     NET FIXED ASSETS                                 1,854

  Investment In Subsidiaries                              -
 Investment In European Operations                        -
  Long-Term Intercompany Receivables                      -
  Deferred Taxes, Long-Term Asset                         -
  Other Assets                                            -
                                                    -------

     TOTAL ASSETS                                   $ 2,752
                                                    =======

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
 Accounts Payable                                   $     7
 Wages and Salaries  (See schedule)                       -
 Taxes Payable - (See schedule)                          53
                                                    -------
   TOTAL POST PETITION LIABILITIES                       60

 SECURED LIABILITIES:
 SECURED DEBT                                             -

 PRE-PETITION LIABILITIES:
 Taxes and Other Priority Liabilities:
  Accrued Income Taxes                                    -
  Accrued Tax - State                                     -
  Accrued Property Taxes                                  -
  Accrued Workers Comp.                                 491
  Accrued Payroll                                         -
 Accrued Payroll Taxes                                    -
                                                    -------
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES             491

 UNSECURED LIABILITIES
 Accounts Payable                                       179
 Senior  & IDR Bonds                                      -
                                                    -------
 TOTAL UNSECURED LIABILITIES                            179

 OTHER LIABILITIES
 Accrued Liabilities                                      1
 Short-Term Intercompany Payables                         -

  Retirement Benefits                                     -
  Deferred Taxes - Long-Term Liability                    -
  Other Long-Term Liabilities                             -
  Long-Term Intercompany Payables                     7,888
  Minority Interest                                       -
                                                    -------
  TOTAL LIABILITIES                                   8,619

  Common Stock                                            -
  Capital In Excess Of Par Value                      9,349
 Retained Earnings - Prepetition                     (9,781)
 Retained Earnings - Post Petition                   (5,435)
 Equity In European Operations
  Accumulated Translation Adjustment                      -
  Minimum Pension Liability Adjustment                    -
  Unearned Restricted Stock                               -
                                                    -------
 TOTAL SHAREHOLDER EQUITY                            (5,867)
                                                    -------
  TOTAL LIABILITIES AND EQUITY                      $ 2,752
                                                    =======

PERIOD ENDED: 08-31-05             WAGNER HAVANA                  CASE #04-67611

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                     Balance                           Balance
                                      as of    Accrued /  Payments /    as of
                                    7/31/2005  Withheld    Deposits   8/31/2005
                                    ---------  ---------  ----------  ---------
Income tax withheld: Federal        $      0    $     0    $     0     $     0
Income tax withheld: State                 0          0          0           0
Income tax withheld: Local                 0          0          0           0
FICA Withheld                              0          0          0           0
Employers FICA                             0          0          0           0
Unemployment Tax: Federal                  0          0          0           0
Unemployment Tax: State                    0          0          0           0
All Other Payroll W/H                      0          0          0           0

State Taxes: Inc./Sales/Use/Excise         0          0          0           0
Property Taxes                       (89,844)    (7,015)    43,442     (53,417)

Workers Compensation                       0          0          0           0
                                    --------    -------    -------    --------

Total                               ($89,844)   ($7,015)   $43,442    ($53,417)

Wages and Salaries                         0          0          0           0
                                    --------    -------    -------    --------

Grand Total                         ($89,844)   ($7,015)   $43,442    ($53,417)
                                    ========    =======    =======    ========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)           Total   0-30 Days  30-60 Days  Over 60 Days
Accounts Payable                       $7,024   $7,024       $0            $0
Accounts Receivable                    $    0   $    0       $0            $0

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 8/31/2005

                                              MONTHLY CASH STATEMENT
                                                 CASE # 04-67611
                                                 WAGNER HAVANA

TOTAL DISBURSEMENTS (CORPORATE DEBIT MEMOS)         $ 68,039

NOTES

Havana's payroll is consolidated with the Corporate payroll due to immateriality.

Havana's disbursements are paid and allocated by Corporate.

Havana had no active bank accounts during the current month.

WAGNER HAVANA, INC.                                            CASE NO. 04-67611
CASH DISBURSEMENTS
AUGUST 2005

        VENDOR              TOTAL DISBURSEMENTS
--------------------------  -------------------
AMERENCIPS                      $ 15,343.93
CITY OF HAVANA                        12.43
ILLINOIS SEC OF STATE                175.00
JESSE WHITE, SEC OF STATE            150.00
KEVIN STEWART                        555.00
MASSON COUNTY COLLECTOR           43,441.56
SECURITAS                          8,361.36
                                -----------

                                $ 68,039.28

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                         Period Ending: AUGUST 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: WAGNER HAVANA, INC.      Capacity:    ___        Shareholder
      Case Number: 04-67611                 ___        Officer
                                            ___        Director
                                            ___        Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:           Weekly     or     Monthly

                                     _______           _______

CURRENT BENEFITS PAID:               Weekly     or     Monthly

              Health Insurance       _______           _______

              Life Insurance         _______           _______

              Retirement             _______           _______

              Company Vehicle        _______           _______

              Entertainment          _______           _______

              Travel                 _______           _______

              Other Benefits         _______           _______

              Total Benefits         _______           _______

CURRENT OTHER BENEFITS PAID:         Weekly     or     Monthly

              Rent Paid              _______           _______

              Loans                  _______           _______

              Other (Describe)       _______           _______

              Other (Describe)       _______           _______

              Other (Describe)       _______           _______

              Total Other Payments   _______           _______

CURRENT TOTAL OF ALL PAYMENTS:       Weekly     or     Monthly

                                     _______           $0

Dated: SEPTEMBER 23, 2005               ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                             Wagner Havana, Inc.
                                                           Case Number: 04-67611

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE             CARRIER            POLICY PERIOD
-----------------------    ----------------   ------------------
Property                   Lloyds             11/1/04-11/1/05
Boiler/Machine             Hartford           11/1/04-11/1/05
Cargo                      Fireman's Fund     11/1/04-11/1/05
Truck Cargo                Fireman's Fund     11/1/04-11/1/05

Aviation                   USAIG              11/1/04-11/1/05

Fiduciary                  St. Paul           11/1/04-11/1/05

Primary D&O                St. Paul           11/1/04-11/1/05
Excess D&O                 Chubb              11/1/04-11/1/05
Excess D&O                 Platte River       11/1/04-11/1/05

Crime                      AIG                12/1/04-12/1/05

General Liability          ACE                12/22/04-12/22/05
Umbrella                   National Union     12/22/04-12/22/05

Workers' Comp              ACE                12/22/04-6/22/05
                                              & 6/22/05-12/22/05

Excess Workers' Comp       ACE                12/22/04-12/22/05

Auto                       ACE                12/22/04-12/22/05

Foreign (DIC)              ACE                12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.